UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No. )
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Ally Financial Inc.
(Name of Registrant as Specified In Its Charter)

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Page
Proxy Statement	1
Solicitation	1
Meeting Admission	1
Voting Procedures	1
Voting Securities	2
Proposal 1 — Election of Directors	2
Director Nominees	2
Board Leadership Structure	5
Committees	5
Risk Management	6
Compensation Committee Interlocks and Insider Participation	6
Meetings and Attendance	6
Director Compensation	6
Security Ownership of Certain Beneficial Owners	7
Stockholders Agreement	7
Voting Agreement	8
Security Ownership of Directors and Executive Officers	8
Section 16(a) Beneficial Ownership Reporting Compliance	9
Review, Approval or Ratification of Transactions with Related Persons and Code of Conduct and Ethics	9
Executive Compensation	9
Corporate Governance and Related Disclosures	9
Compensation Discussion and Analysis	11
2015 Compensation Program	11
2014 Compensation Program	12
Ally Compensation Program Overview and Philosophy	12
The Pay Process for 2014	12
Assessing Ally Compensation Competitiveness	12
Role of Management in Compensation Decisions	13
Consideration of Shareholder Say on Pay Votes	13
Components of Ally Compensation Program	13
Long-term Compensation Structure	14
Executive Agreements	14
Severance	14
Clawback Provisions	15
Share Ownership Requirements Adopted	15
Tax and Accounting	15
Summary Compensation Table and Related Compensation Tables	16
Proposal 2 — Advisory Vote to Approve Executive Compensation	21
Proposal 3 — Advisory Vote to Approve the Frequency of a Stockholder Advisory Vote on Executive Compensation	22
Proposal 4 — Ratification of Appointment of Independent Registered Public Accounting Firm	22
Proposal 5 — Ratification of the Protective Amendment to the Company's Amended and Restated Certificate of Incorporation and the Company's Existing Tax Asset Protection Plan	23
Audit Committee Report	29
Submission of Stockholder Proposals and Nominations	29
Electronic Availability of Proxy Materials for 2015 Annual Meeting	30
Other Information	30
Householding	30
Appendix A — Protective Amendment	A - 1
Appendix B — Tax Asset Protection Plan	B - 1

NOTICE OF ANNUAL MEETING
To the Stockholders of Ally Financial Inc.:
The Annual Meeting of Stockholders of ALLY FINANCIAL INC. (the “Company”) will be held at the Renaissance Conference Center, Renaissance Center Tower 300, Level 2, Detroit, Michigan 48243, on May 28, 2015, at 9:00 a.m., Eastern Daylight Time, for the following purposes:

1.	Election of Directors;

2.	Advisory vote on executive compensation;

3.	Advisory vote to approve the frequency of a stockholder advisory vote on executive compensation;

4.	Ratification of the action of the Audit Committee of the Board of Directors in appointing Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2015;

5.	Ratification of the protective amendment to the Company’s Amended and Restated Certificate of Incorporation and the Company’s existing Tax Asset Protection Plan; and

6.	Such other business as may properly come before the meeting.
Only stockholders of record at the close of business on April 2, 2015, the record date fixed by the Board of Directors of the Company, will be entitled to notice of and to vote at the meeting or any adjournment thereof. A list of all stockholders entitled to vote is on file at the office of the Company, 200 Renaissance Center, Detroit, Michigan 48265.
We use the internet as our primary means of furnishing proxy materials to our stockholders, including this proxy statement, a proxy card and our 2014 annual report. Consequently, most stockholders will not receive paper copies of our proxy materials. We will instead send these stockholders a notice with instructions for accessing the proxy materials and voting via the internet. The notice also provides information on how stockholders may obtain paper copies of our proxy materials if they so choose. Internet transmission and voting are designed to be efficient, minimize cost and conserve natural resources.
If you wish to attend the meeting in person, you will need to request an admission ticket in advance. You can request a ticket by following the instructions set forth on page 1 of the proxy statement.
You may vote your shares by signing and returning the enclosed proxy card or by telephone or internet as explained on the card.

Cathy L. Quenneville
Corporate Secretary
Detroit, Michigan
April 8, 2015

PROXY STATEMENT
April 8, 2015
SOLICITATION
The solicitation of the enclosed proxy is made on behalf of the Board of Directors of Ally Financial Inc. (the “Board”) for use at the Annual Meeting of Stockholders to be held on May 28, 2015. It is expected that this Proxy Statement and related materials will first be mailed to stockholders on or about April 8, 2015.
The complete mailing address of the Company’s principal executive office is 200 Renaissance Center, P.O. Box 200, Detroit, Michigan 48265-2000.
References in this Proxy Statement to “we,” “us,” “our,” “the Company” and “Ally” refer to Ally Financial Inc. and its consolidated subsidiaries.
MEETING ADMISSION
If you wish to attend the Annual Meeting, you must be a stockholder on the record date and request an admission ticket in advance by visiting www.proxyvote.com and following the instructions provided (you will need the 12-digit number included on your proxy card). Tickets will be issued to registered and beneficial owners. Requests for admission tickets will be processed in the order in which they are received and must be requested no later than May 25, 2015. On the day of the meeting, each stockholder will be required to present valid picture identification, such as a driver's license or passport, with his or her admission ticket.
VOTING PROCEDURES
Directors shall be elected by a plurality of the votes cast by the shares present in person or represented by proxy at the Annual Meeting, which means that the director nominee with the most affirmative votes for a particular slot shall be elected for that slot. With respect to the advisory vote to approve the frequency of a stockholder advisory vote on executive compensation, the option of “one year,” “two years,” or “three years” that receives the affirmative vote of a majority of shares present in person or represented by proxy and entitled to vote will be deemed to win this non-binding advisory vote. The Board intends to adopt the option that receives the most votes. For all other matters presented at the meeting, the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting is required for approval.
Your proxy will be voted at the meeting, unless you (i) revoke it at any time before the vote by filing a revocation with the Corporate Secretary of the Company, (ii) duly execute a proxy card bearing a later date, or (iii) appear at the meeting and vote in person. Proxies returned to the Company, votes cast other than in person and written revocations will be disqualified if received after commencement of the meeting. If you elect to vote your proxy by telephone or internet as described in the telephone/internet voting instructions on your proxy card, the Company will vote your shares as you direct. Your telephone/internet vote authorizes the named proxies to vote your shares in the same manner as if you had marked, signed and returned your proxy card.
Votes cast by proxy or in person at the meeting will be counted by the person(s) appointed by the Company to act as inspector(s) of election for the meeting. The inspector(s) of election will treat shares represented by proxies that reflect abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum. In the election of directors, abstentions do not constitute a vote “for” or “against” any nominee and thus will be disregarded in the calculation of votes cast. In the advisory vote to approve the frequency of a stockholder advisory vote on executive compensation, abstentions do not constitute a vote for the option of “one year,” “two years,” or “three years” and thus will have no effect on the outcome of the vote. For all other matters presented at the meeting, abstentions are counted as shares present or represented and voting and have the effect of a vote “against.”
The inspector(s) of election will treat shares referred to as “broker non-votes” (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote and that the broker or nominee does not have discretionary power to vote on a non-routine matter) as shares that are present and entitled to vote on routine matters and for purposes of determining the presence of a quorum. The proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the current fiscal year is a routine matter. However, for purposes of determining the outcome of any non-routine matter as to which the broker does not have discretionary authority to vote, those shares will be treated as not present and not entitled to vote with respect to that matter. Notably, the election of directors, the advisory vote on executive compensation, the advisory vote to approve the frequency of a stockholder advisory vote on executive compensation and the ratification of the protective amendment to the Company’s Amended and Restated Certificate of Incorporation and the Company’s existing Tax Asset Protection Plan are non-routine matters.
Unless specification to “withhold” with respect to any director is made, the shares represented by the enclosed proxy will be voted FOR all the nominees for director. Unless specification is made to the contrary, the shares represented by the enclosed proxy will be voted FOR the approval of the compensation of the Named Executive Officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission (the “SEC”), for ONE YEAR as the frequency of a stockholder advisory vote on executive compensation, FOR ratification of the action of the Audit Committee of the Board in appointing Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2015 and FOR ratification of the protective amendment to the Company’s Amended and Restated Certificate of Incorporation and the Company’s existing Tax Asset Protection Plan.

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VOTING SECURITIES
On April 2, 2015, the record date for the meeting, the Company had 481,504,946 shares of Common Stock outstanding, all of one class and each share having one vote with respect to all matters to be voted on at the meeting. No shares of treasury stock are outstanding as of the record date for the meeting. Information as to Common Stock ownership of certain beneficial owners and management is set forth in the tables on pages 7 and 8 (“Security Ownership of Certain Beneficial Owners” and “Security Ownership of Directors and Executive Officers”).
PROPOSAL 1 — ELECTION OF DIRECTORS
The Board recognizes that it is important for the Company’s directors to possess a diverse array of backgrounds and skills, whether in terms of education, business acumen, accounting and financial expertise, risk management experience, or experience with other organizations. When considering new candidates, the Compensation, Nominating & Governance Committee (the “CNG Committee”) takes into account these factors as well as other appropriate characteristics, such as independence, ability and willingness to devote requisite time, personal and professional integrity, honesty, ethics and values, and overall fit with the current mix of director skills and personal and professional attributes. In addition, although it does not have a formal policy with respect to diversity, the CNG Committee considers differences among directors, including what the candidate’s skills and background contribute to the Board’s ability to perform its oversight function effectively.
The shares represented by proxies will be voted in favor of the election of each of the ten nominees for director whose names are set forth below unless such proxy is specifically marked to “withhold” authority to vote for a particular nominee. Pursuant to the Board’s Governance Guidelines, directors may serve on the Board until their 75th birthday, unless the Board waives this limitation.
If for any reason any of the nominees set forth below is not a candidate when the election occurs, the shares represented by proxies will be voted for the election of the other nominees named and may be voted by the holders of the proxies for any substituted nominees or the Board may reduce its size. However, management of the Company does not expect this to occur. Other than Kenneth J. Bacon and Jeffrey J. Brown, all nominees were elected at the last Annual Meeting of Stockholders on July 17, 2014.
The Board affirmatively determined in its business judgment that each of Mr. Hobbs, Mr. Blakely, Ms. Clark, Mr. Feinberg, Mr. Fennebresque, Ms. Magner, Mr. Pendo, Mr. Stack and Mr. Bacon is independent as defined in the New York Stock Exchange (“NYSE”) listing standards and applicable SEC rules and that any relationship with the Company is not material under the independence thresholds contained in the NYSE listing standards and applicable SEC rules. The Board has determined that Mr. Brown, Chief Executive Officer of the Company, is not independent as defined in the NYSE listing standards and applicable SEC rules due to his position as an executive officer of the Company.
Franklin W. Hobbs, Chairman of the Board, serves as presiding director at meetings of independent directors held without the presence of Company management.
The Company’s Board of Directors Governance Guidelines provide that stockholders and other third parties may send communications to the Board, the Chairman of the Board, any individual director, the independent directors as a group or any committee of the Board, by sending correspondence to Ally Financial Inc., c/o Corporate Secretary, 200 Renaissance Center, Mail Code 482-B09-C24, Detroit, Michigan 48265. All such communications will be kept confidential and relayed to the specified director(s). Items that are unrelated to a director’s duties and responsibilities as a member of the Board, such as junk mail, may be excluded by the Corporate Secretary.
The names of the nominees and certain information as to them, are as follows:
DIRECTOR NOMINEES

Biography and expertise
Franklin W. Hobbs Age: 67
Director of Ally since May 2009. Mr. Hobbs currently serves as Chairman of the Board. Since 2004, he has been an advisor to One Equity Partners LLC, which manages investments and commitments for JPMorgan Chase & Co. in direct private equity transactions. He was previously the CEO of Houlihan Lokey Howard & Zukin. In that role, he oversaw all operations, which included advisory services for mid-market companies involved in mergers and acquisitions and corporate restructurings. He previously was Chairman of UBS AG’s Warburg Dillon, Read Inc. unit. Prior to that, he was President and CEO of Dillon, Read & Co. Inc. Hobbs earned his bachelor's degree from Harvard College and master’s degree in business administration from Harvard Business School. He serves as a director on the boards of BAWAG P.S.K., Lord Abbett & Company, and Molson Coors Brewing Company.
Mr. Hobbs is nominated to be a director because he brings extensive business experience in: leading large, heavily regulated, complex organizations; strategic planning; risk management; and serving on a public company board, through his prior professional positions and service on other boards and board committees.

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Robert T. Blakely Age: 73
Director of Ally since May 2009. Previously, Mr. Blakely was a trustee of the Financial Accounting Foundation, the oversight board for the Financial Accounting Standards Board. Mr. Blakely is the former Executive Vice President and Chief Financial Officer of Fannie Mae. In this role, he led the financial restatement and implementation of Sarbanes-Oxley controls. He was previously the Chief Financial Officer of WorldCom/MCI, Lyondell Chemical, Tenneco, and US Synthetic Fuels Corporation where he gained valuable experience dealing with accounting principles and financial reporting rules and regulations, evaluating financial results, and generally overseeing the financial reporting processes of large corporations. Mr. Blakely is a member of the boards of directors of Greenhill & Co., Inc., Natural Resource Partners L.P. and Westlake Chemical Corporation, and he is a director of Baylor St. Luke’s Medical Center, and a trustee of the Episcopal Health Foundation. Mr. Blakely received his PhD from the Massachusetts Institute of Technology and his master’s and bachelor’s degrees from Cornell University.
Mr. Blakely is nominated to be a director because he brings extensive business experience in: financial accounting; audit and financial reporting matters; strategic planning; and risk management, through his prior professional positions and service on other boards and board committees.

Mayree C. Clark Age: 58
Director of Ally since May 2009. Ms. Clark is the founding partner of Eachwin Capital, an investment management firm. Previously, she was a partner and member of the executive committee of AEA Holdings and held a variety of executive positions at Morgan Stanley over a span of 24 years, serving as Global Research Director, Director of Global Private Wealth Management, deputy to the chairman, president and CEO, and non-executive Chairman of MSCI. She also served as a director of Morgan Stanley DW Inc., the firm’s registered broker-dealer for its retail activities. Ms. Clark serves on the board of the Stanford Management Company (which is responsible for the University’s endowment) and is a member of the Council on Foreign Relations, the New York Women’s Forum, Women Moving Millions, and the Circle Financial Group.
Ms. Clark is nominated to be a director because she brings extensive business experience: as an executive of a major public financial services company, as well as specific experience in investment banking and capital markets; asset management; strategic planning; and risk management, through her prior professional positions and service on other boards and professional organizations.

Stephen A. Feinberg Age: 54
Director of Ally since March 2009. Mr. Feinberg co-founded Cerberus Capital Management in November 1992. Mr. Feinberg began his career at Drexel Burnham Lambert, where he was actively involved in trading large pools of firm capital. From 1985 to 1992, after leaving Drexel Burnham Lambert, he managed money in separate accounts, most of which was firm capital of Gruntal & Co., Inc. Mr. Feinberg is a 1982 graduate of Princeton University.
Mr. Feinberg is nominated to be a director because he brings extensive business experience in: distressed investing, including investments in the financial services industry; serving as a control party in connection with investments in numerous financial institutions, including various lending institutions; strategic planning; capital markets activity; and risk management.

Kim S. Fennebresque Age: 64
Director of Ally since May 2009. Mr. Fennebresque served as chairman, president, and chief executive officer of Cowen Group, Inc., where he oversaw all aspects of the management and operations of the company. Prior to joining Cowen Group, Mr. Fennebresque held positions as head of the Corporate Finance and Mergers & Acquisitions departments at UBS, general partner and co-head of Investment Banking at Lazard Frères & Co., and various positions at The First Boston Corporation. Mr. Fennebresque is a graduate of Trinity College and Vanderbilt Law School. He currently serves on the board of BlueLinx, Inc., and formerly served on the boards of TEAK Fellowship, Fountain House and Common Good.
Mr. Fennebresque is nominated to be a director because of his extensive business experience in: investment banking; the management of a publicly traded company; and deep and broad exposure to compensation, legal, accounting and regulatory issues faced by large, complex, heavily regulated institutions.

Marjorie Magner Age: 65
Director of Ally since May 2010. Ms. Magner is a founding member and partner of Brysam Global Partners, a specialized private equity firm that invests in financial services. Previously, she served as Chairman and Chief Executive Officer of the Global Consumer Group at Citigroup. In this position, she was responsible for the company’s operations, serving consumers through retail banking, credit cards and consumer finance. She earned a bachelor’s degree in psychology from Brooklyn College and a master’s degree from Krannert School of Management, Purdue University. Ms. Magner also serves on the boards of Accenture Ltd., Gannett Company, Inc. and the Brooklyn College Foundation. She is a member of the Dean’s Advisory Council for the Krannert School of Management.
Ms. Magner is nominated as a director because she brings extensive business experience in: the financial services industry; leading a large, complex, heavily regulated business; strategic planning; and risk management, through her prior professional positions and current service on other boards.

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Mathew Pendo Age: 51
Director of Ally since April 2013. Mr. Pendo is a senior member of the investment banking division at Sandler O’Neill + Partners, L.P. based in New York. He is the former Chief Investment Officer of the Troubled Asset Relief Program (“TARP”) of the United States Department of the Treasury (“Treasury”). Prior to his two-year tenure with Treasury, he spent seven years as a managing director in investment banking at Barclays Capital, including roles as co-head of U.S. investment banking and co-head of global industrials. Prior to Barclays, he spent 18 years at Merrill Lynch in investment banking in New York, Los Angeles and Palo Alto working with companies in the financial services and technology industries. Mr. Pendo currently serves on the boards of directors for the New Canaan Country School and SuperValu, and previously served on the board of directors for the Collegiate Charter Schools of Brooklyn. He graduated cum laude from Princeton University in 1985 with a degree in economics.
Mr. Pendo is nominated to be a director because he brings extensive business experience in: investment banking; asset management; financial reporting; strategic planning; and risk management, through his prior and current professional positions and service on another board.

John J. Stack Age: 68
Director of Ally since July 2014. Mr. Stack previously served on the Ally Board and its Audit and Risk and Compliance Committees from April 2010 until April 2013 and currently serves on the board of directors of Ally Bank. Mr. Stack served as chairman and chief executive officer of Ceska Sporitelna, A.S., the largest bank in the Czech Republic, from 2000 to 2007. Prior to that, he spent 22 years in retail banking in various roles at Chemical Bank and then later at Chase Bank. Mr. Stack began his career in government working in staff roles in the New York City Mayor’s Office and then the New York City Courts System. He earned a bachelor’s degree from Iona College and a master’s degree from Harvard Graduate School of Business Administration. Mr. Stack also serves on the boards of Ceska Sporitelna, A.S. (Chairman of the Board; Prague, Czech Republic), Erste Group Bank (Vienna, Austria) and Mutual of America Capital Management (New York).
Mr. Stack is nominated to be a director because he brings extensive business experience in: the financial services industry; leading large, complex, heavily regulated institutions; strategic planning; and risk management, through his prior professional positions and current service on other boards.

Kenneth J. Bacon Age: 60
Director of Ally since February 2015. Mr. Bacon is the co-founder and a partner of RailField Realty Partners, a real estate asset management and private equity firm based in Bethesda, Md. Prior to this, he held a number of leadership positions at Fannie Mae, most recently as the executive vice president of the multifamily mortgage business.  He retired from Fannie Mae in 2012 following a 19-year career. Bacon also held executive positions at Resolution Trust Corporation, Morgan Stanley & Company, Inc., and Kidder Peabody & Co. He currently serves on the boards of Comcast Corporation, Forest City Enterprises, Inc. and Bentall Kennedy L.P. Mr. Bacon earned a bachelor’s degree from Stanford University, a master’s degree in international relations from the London School of Economics and a master’s degree from Harvard Business School.
Mr. Bacon is nominated to be a director because he brings extensive business experience in: the financial services industry; leading large, complex, heavily regulated institutions; strategic planning; and risk management, through his prior professional positions and current service on other boards.

Jeffrey J. Brown Age: 42
Chief Executive Officer of Ally since February 2015 and a member of the Board since February 2015. Mr. Brown oversees all Ally strategy and operations to focus on strengthening the core businesses, while positioning the Company for long-term growth. Prior to being named Chief Executive Officer, Mr. Brown was president and chief executive officer of Ally’s Dealer Financial Services business since March 2014. In this role, he oversaw the Company’s automotive finance, insurance and auto servicing operations. From June 2011 to March 2014, Mr. Brown served as senior executive vice president of Finance and Corporate Planning. In that role, Mr. Brown oversaw the finance, treasury and corporate strategy activities of the Company. He joined Ally in March 2009 as corporate treasurer with responsibility for global treasury activities, including funding and balance sheet management. Prior to joining Ally, Mr. Brown was the corporate treasurer for Bank of America, where he had responsibility for the core treasury functions, including funding and managing interest rate risk. Mr. Brown spent 10 years at Bank of America, beginning his career in finance and later joining the Balance Sheet Management Division. During his tenure at Bank of America, he also served as the bank’s deputy treasurer and oversaw balance sheet management and the company’s corporate funding division. He was also a member of the company’s Asset/Liability Management Committee. Mr. Brown received a bachelor’s degree in economics from Clemson University and an executive master’s degree in business from Queens University in Charlotte. He serves on the Trevillian Cabinet of the College of Business and Behavioral Sciences at Clemson University and chairs the board of advisors for the McColl School of Business at Queens University of Charlotte.
Mr. Brown is nominated to be a director because he brings extensive experience in: banking; capital markets activity; turnarounds; corporate strategy; and risk management; and because he has broad and deep knowledge of all facets of the Company’s operational, financial and compliance activities in an evolving business and regulatory environment.

Michael A. Carpenter retired as our Chief Executive Officer and as a member of the Board effective February 2, 2015. Jeffrey J. Brown was appointed Chief Executive Officer and a member of the Board effective February 2, 2015 to fill the vacancy created by the resignation of Mr. Carpenter. Henry S. Miller and Brian P. MacDonald each retired from the Board effective at the time of the 2014 Annual Meeting. Gerald Greenwald, who served on the Board since August 2012, is retiring from the Board, effective at the time of the Annual Meeting. Kenneth J.

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Bacon was appointed as a member of the Board effective February 4, 2015. Each of Mr. Miller, Mr. MacDonald and Mr. Greenwald was determined to be independent during his Board service.
THE BOARD RECOMMENDS A VOTE “FOR” EACH OF THE PERSONS NOMINATED BY THE BOARD.
BOARD LEADERSHIP STRUCTURE
The positions of Chairman of the Board and the Chief Executive Officer of the Company are held by two individuals. Pursuant to the Governance Guidelines of the Board, the Chairman of the Board is designated by a majority of the full Board from among Ally’s independent directors. Mr. Hobbs serves as the Chairman of the Board and is a non-executive and independent director. Mr. Brown is our Chief Executive Officer. The Board believes that separating the roles of Chairman and Chief Executive Officer is currently in the best interest of stockholders because it provides a balance between strategy development and independent oversight of management. The Board will, however, maintain its flexibility to make this determination at any given point in time to provide appropriate leadership for the Company. The Company’s Chairman and other directors bring independent experience and expertise from both inside and outside the Company and industry. The Chief Executive Officer is most familiar with the Company’s business and industry, and most capable of leading the execution of the Company’s strategy.
COMMITTEES

Name	Audit Committee	Risk Committee	CNG Committee
Franklin W. Hobbs		•	•
Robert T. Blakely	Chair		•
Mayree C. Clark	•	Chair
Stephen A. Feinberg
Kim S. Fennebresque			Chair
Gerald Greenwald		•
Marjorie Magner		•	•
Mathew Pendo	•
John J. Stack	•
Kenneth J. Bacon		•
The standing committees of the Board are the Audit Committee, the Risk and Compliance Committee (the "Risk Committee") and the CNG Committee.
The Audit Committee has the sole authority to appoint or replace the Company’s independent registered public accounting firm, which reports directly to the Audit Committee. The Audit Committee also has oversight responsibility for Ally’s accounting and financial reporting and internal controls; Ally’s independent public accounting firm, including its qualifications, independence and performance; Ally’s internal audit function, including the performance and compensation of Ally’s general auditor; and, in conjunction with the Risk Committee, the effectiveness of risk management, and Ally’s compliance with legal and regulatory requirements.
The Audit Committee meets with representatives of the independent registered public accounting firm and with members of the internal auditing department for these purposes. Each member of the Audit Committee is “independent” as required by Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and under the rules of the NYSE, and the Board has determined that all members of the Audit Committee are qualified as “audit committee financial experts,” as defined in Item 407 of Regulation S-K. None of the members of our Audit Committee, other than Mr. Blakely, currently serve on more than three public company audit committees. Mr. Blakely currently serves on the audit committees of four public companies, including Ally. Our Board has discussed with Mr. Blakely the time and effort required to be devoted by Mr. Blakely to his service on these committees and has affirmatively determined that such services do not impair Mr. Blakely’s ability to serve as an effective member of Ally’s Audit Committee.
The Risk Committee has oversight responsibility for risk management programs developed and implemented by management. The Risk Committee assists the Board in setting risk appetite and tolerances, and overseeing management’s responsibility to manage Ally’s risk profile and implement Ally’s risk program, with an emphasis on credit, lease residual, market, operational, insurance/underwriting and liquidity risks from both an enterprise and a line of business perspective. Additionally, the Risk Committee assists in overseeing management’s responsibility to implement Ally’s compliance program, with emphasis on Ally’s compliance with legal and regulatory requirements.
The CNG Committee oversees the establishment, maintenance and administration of Ally’s compensation plans, including determining the total compensation of the Company’s executive officers. The CNG Committee is also responsible for overseeing Ally’s leadership development and Board and management succession planning programs, recommending appointments to Board committees, and overseeing the evaluation of the Board’s performance. Each member of the CNG Committee is “independent” under the rules of the NYSE and Rule 10C-1 of the Exchange Act. The Compensation Discussion and Analysis section below contains additional information about the CNG Committee.
Stockholders desiring to recommend candidates for membership on the Board for consideration by the CNG Committee should address their recommendations to: Compensation, Nominating, and Governance Committee of the Board of Directors, c/o Ally Financial Inc.,

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Corporate Secretary, 200 Renaissance Center, Mail Code 482-B09-C24, Detroit, Michigan 48265. Candidates recommended by stockholders are evaluated on the same basis as candidates recommended by Board members, executive search firms or other sources.
Charters for the Audit Committee, Risk Committee and CNG Committee, along with Ally’s Board of Directors Governance Guidelines and the Code of Conduct and Ethics, are available on the Company’s website, http://www.ally.com/about/company-structure/policies-charters/index.html.
RISK MANAGEMENT
The Board exercises risk management oversight both directly and through various Board Committees as discussed below. The Board regularly sets the risk appetite across the Company, and reviews information regarding the Company’s principal risks
The Board has established the Risk Committee, which has oversight responsibility for risk management programs developed and implemented by management. The Risk Committee assists the Board in setting risk appetite and tolerances, and overseeing management’s responsibility to manage Ally’s risk profile and implement Ally’s risk program, with an emphasis on credit, lease, residual, market, operational, insurance/underwriting and liquidity risks from both an enterprise and a line of business perspective. The Risk Committee also assists in overseeing management’s responsibility to implement Ally’s compliance program, with emphasis on Ally’s compliance with legal and regulatory requirements. The Company’s CNG Committee is responsible for overseeing the management of risks relating to the Company’s executive compensation plans and arrangements as well as risks associated with the independence of the Board and possible conflicts of interest. The Audit Committee has responsibility to oversee the Company’s financial risk exposures, as well as the effectiveness of the Company’s policies and practices with respect to risk assessment and risk management, which it coordinates with the Risk Committee.
While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed about the known risks to the strategy and the business of the Company, including through verbal reports by the committee chairpersons and the Chief Executive Officer, as well as by receiving copies of minutes of committee meetings. The Board’s leadership structure facilitates the Board’s oversight of risk and communication with management. Our independent Chairman and our Chief Executive Officer are each focused on the Company’s risk management efforts.
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
During the year ended December 31, 2014, none of the members of the CNG Committee (i) was an officer or employee of the Company, (ii) was a former officer of the Company or (iii) had any relationship requiring disclosure by the Company under any paragraph of Item 404 of Regulation S-K. No executive officer of Ally served on any board of directors or compensation committee of any other company for which any of our directors served as an executive officer at any time during the year ended December 31, 2014.
MEETINGS AND ATTENDANCE
During 2014, there were 13 meetings of the Board, 17 meetings of the Audit Committee, 8 meetings of the Risk Committee and 12 meetings of the CNG Committee. Attendance for all nominees that are currently directors exceeded 75% of the total number of meetings of the Board and committees on which they served for fiscal 2014.
DIRECTOR COMPENSATION
Employee directors and Mr. Feinberg do not receive any separate compensation for their Board activities. Non-employee directors receive the compensation described below.
For 2014, the annual retainer paid to non-employee directors was $200,000, which was unchanged from 2013. Following the Company’s IPO in April 2014, half of the annual retainer began to be awarded in the form of deferred stock units (“DSUs”) with each DSU representing a right to receive one share of our common stock. Each non-employee director who joins the Board following the grant date of an annual award but prior to the date of our next Annual Meeting of Stockholders will receive a prorated annual award. By their terms, DSUs are vested at grant and settle upon the director’s departure from the Board. In addition, at the time of the IPO, a one-time initial award of DSUs in the amount of $100,000 was made to each non-employee director who was in office as of, and continued in office following, the IPO, which award vests quarterly over one year and will settle, with respect to vested DSUs, upon the director’s departure from the Board. All DSUs are granted under the Ally Financial Inc. 2014 Non-Employee Directors Equity Compensation Plan (the “2014 Directors Plan”), which provides for grants of stock options, DSUs and shares of our common stock.
An additional retainer of $50,000 is paid to each non-employee director who serves as a chairperson of a standing committee. All non-employee directors who serve as members of committees, including chairpersons of a committee, are paid additional retainers of $20,000 each. The Chairman of the Board receives an additional retainer of $250,000, which is paid in cash. Meeting fees of $2,000 for each in-person and telephonic meeting are payable when the Board or any committee meets more than eight times per year.
Non-employee directors are reimbursed for travel expenses incurred in conjunction with their duties as directors. Furthermore, Ally will provide the broadest form of indemnification permitted under Delaware law in connection with liabilities that may arise as a result of their role on the Board, provided that the director satisfies the statutory standard of care.

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The following table provides compensation for non-employee directors who served during fiscal 2014.

2014 Director Compensation Table
	Fees Earned or Paid in Cash ($) (a)	Stock Awards ($)(b) (c)	Total ($)
Robert T. Blakely	256,000	200,018	456,018
Mayree C. Clark	268,000	200,018	468,018
Kim S. Fennebresque	238,000	200,018	438,018
Franklin W. Hobbs	458,000	200,018	658,018
Marjorie Magner	222,000	200,018	422,018
John J. Stack (d)	60,000	200,037	260,037
Henry S. Miller	110,000	100,000	210,000
Gerald Greenwald	176,000	200,018	376,018
Brian P. MacDonald	110,000	100,000	210,000
Mathew Pendo	194,000	200,018	394,018

(a)	Includes annual, chairman, committee chair and member retainers and additional meeting fees.

(b)	Includes annual and one-time DSUs, which were rounded up to the nearest whole share. DSUs to be settled in stock upon a director’s departure from the Board.

(c)	Mr. Miller and Mr. MacDonald each retired from the Ally Board of Directors effective July 17, 2014, and therefore forfeited 75% of their 2014 stock awards.

(d)	In addition to this amount, Mr. Stack also received $188,000 in cash fees during 2014 for serving as a member of the board of directors of Ally Bank.
The following table sets forth the aggregate number of DSUs held by each non-employee director at December 31, 2014. Each DSU represents one common share of Ally.

	DSU Balances as of December 31, 2014
	Annual Equity Grant (#)	One-time IPO Grant (#)	Total DSUs (#)
Robert T. Blakely	8,932	4,000	12,932
Mayree C. Clark	8,932	4,000	12,932
Kim S. Fennebresque	8,932	4,000	12,932
Franklin W. Hobbs	14,232	4,000	18,232
Marjorie Magner	8,932	4,000	12,932
John J. Stack	8,534	—	8,534
Henry S. Miller	—	—	—
Gerald Greenwald	4,267	4,000	8,267
Brian P. MacDonald	—	—	—
Mathew Pendo	4,267	4,000	8,267
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
As of March 19, 2015, the following are known to the Company to be the beneficial owners of more than five percent of the Company’s Common Stock:

Name and Address of Beneficial owner	Amount and Nature of Beneficial Ownership	Percentage
Persons affiliated with Third Point LLC c/o Third Point LLC 390 Park Avenue, 18th Floor New York, New York 10022	30,000,000	6.2%
Persons affiliated with Cerberus Capital Management, L.P. c/o Cerberus Capital Management, L.P. 299 Park Avenue, 22nd Floor New York, New York 10171	41,516,297	8.6%
STOCKHOLDERS AGREEMENT
On March 25, 2014, Ally, Cerberus and Treasury entered into the Stockholders Agreement, which became effective on April 15, 2014, in order to memorialize certain corporate governance matters of Ally following the IPO. Pursuant to its terms, the Stockholders Agreement terminated as of December 24, 2014, the date that Treasury ceased to hold at least 9.9% of Ally’s common stock. The Stockholders

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Agreement provided Cerberus and Treasury each with the right to designate one nominee and one non-voting observer to Ally’s Board, subject to Cerberus and Treasury each maintaining a certain ownership threshold in Ally’s outstanding common stock.
VOTING AGREEMENT
In connection with the IPO, Ally and Treasury entered into a voting agreement, which became effective on April 15, 2014. Pursuant to its terms, the Voting Agreement terminated as of December 24, 2014, the date Treasury ceased to beneficially own more than 2% of the shares of Ally common stock then issued and outstanding. The Voting Agreement provided that Treasury would vote its shares of Ally common stock at any meeting (whether annual or special) with respect to each matter on which common stockholders were entitled to vote (other than certain designated matters) in the same proportion as all other shares of the common stock were voted with respect to each such matter.
SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS
The following table sets forth information, as of March 19, 2015, concerning the number of shares of Common Stock and Deferred Stock Units of the Company beneficially owned by all directors and nominees, each of the Named Executive Officers, and directors and executive officers as a group. Each of the individuals listed in the following table owns less than one percent of the outstanding shares of Common Stock; and all directors and officers as a group own less than one percent of the outstanding shares of Common Stock. The persons named have furnished this information to us.

Name	Shares of Common Stock Beneficially Owned		Stock-Settled Deferred Stock Units Beneficially Owned (a)
Franklin W. Hobbs	5,000		18,232
Robert T. Blakely	—		12,931
Mayree C. Clark	—		12,931
Stephen A. Feinberg	—	(b)	—
Kim S. Fennebresque	—		12,931
Gerald Greenwald	—		8,267
Marjorie Magner	1,700		12,931
Mathew Pendo	—		8,267
John J. Stack	4,000		7,467
Kenneth J. Bacon	—		1,274
Michael A. Carpenter	—		—
Jeffrey J. Brown	1,101		—
Christopher A. Halmy	7,843		—
Barbara Yastine	5,000		—
William F. Muir	—		—
William Solomon	1,101		—
Directors and executive officers as a group	25,745		95,231

(a)	Each Stock-Settled Deferred Stock Unit represents a vested stock-settled unit or a stock-settled unit that will vest within 60 days of March 19, 2015.

(b)
Mr. Feinberg does not directly own any shares of Common Stock of Ally. Funds and accounts affiliated with Cerberus Capital Management, L.P. (the "Cerberus Funds") own 41,516,297 shares of the Common Stock. Mr. Feinberg, through one or more intermediate entities, exercises sole voting and dispositive control with respect to all shares of the Common Stock held by the Cerberus Funds. The Cerberus Funds have pledged 37,487,589 of the shares owned by the Cerberus Funds as security in the ordinary course of their portfolio investment management.

The beneficial ownership reported in the preceding table does not include the equity-based awards held by our active NEOs. The following table shows the number of DSUs and IRSUs held by our active NEOs as of March 19, 2015. The numbers of IRSUs include both vested and unvested IRSUs. Both DSUs and IRSUs are settled in cash based on the fair market value of Ally common stock. For further information, refer to the "Executive Compensation" section below.

Name	Number of DSUs	Number of IRSUs	Total Number of DSUs and IRSUs
Jeffrey J. Brown	155,601	7,574	163,175
Christopher A. Halmy	72,317	3,310	75,627
Barbara Yastine	187,149	8,934	196,083
William Solomon	75,221	3,997	79,218
The security ownership of Ally and Ally Bank directors and all Ally officers that are required to pre-clear all trades in Ally securities in accordance with Ally’s insider trading compliance program (collectively, “Covered Persons”) is governed by the Ally Personal Trading Restrictions. These restrictions are intended to ensure that the interests of officers and directors of Ally are aligned with the long-term interests of Ally shareholders, and to discourage short-term speculation in Ally securities. The Ally Personal Trading Restrictions cover any Ally securities and prohibit (i) any transaction that hedges a Covered Person’s economic interest in and exposure to the full rewards and risk of ownership in any Ally security; (ii) any transaction in options on Ally securities, such as puts or calls, or any transaction in other derivative

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securities that derives its value from an Ally security; (iii) any short sales of Ally securities; (iv) holding Ally securities in a margin account, or pledging Ally securities as collateral for a loan of any kind; and (iv) purchasing any Ally security through limit orders.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Exchange Act requires our directors, executive officers and persons who beneficially own more than 10% of the Company’s Common Stock to file initial reports of ownership and reports of changes in ownership with the SEC. Directors, executive officers and beneficial owners of more than 10% of the Company’s Common Stock are required by SEC regulations to furnish us with copies of all forms they file with the SEC pursuant to Section 16(a) of the Exchange Act. To the Company’s knowledge, based solely on its review of such forms received by the Company and written representations that no other reports were required, all Section 16(a) filing requirements were complied with during the fiscal year ended December 31, 2014.
REVIEW, APPROVAL OR RATIFICATION OF TRANSACTIONS WITH RELATED PERSONS AND CODE OF CONDUCT AND ETHICS
Executive officers and directors are governed by the Company’s Code of Conduct and Ethics, which provides that waivers may only be granted by the Board to executive officers. Under the Company’s Bylaws, if any officer or director has an actual or potential conflict of interest as against Ally, he or she must disclose such conflict to Ally’s legal staff and, in the case of directors, to the Board, and any such conflict must be addressed in accordance with applicable legal requirements.
No transactions with related persons required to be disclosed under Item 404(a) of Regulation S-K are currently proposed. The Company’s written related party transaction policy applies to directors, nominees for election to the Board, executive officers, beneficial owners of 5% or more of the Company’s voting securities and their respective immediate family members (each a “Related Person”). Under the Company’s policy, all transactions involving the Company in which a Related Person has a direct or indirect material interest must be reviewed by the Company’s General Counsel, and if disclosable under Item 404(a) of Regulation S-K, the General Counsel must refer the transaction for review by the Board or a committee of the Board. In reviewing Related Person transactions, the Board or committee considers relevant facts and circumstances, including, without limitation, the commercial reasonableness of the terms, the benefit and perceived benefit (or lack thereof) to the Company, the nature and opportunity costs of alternate transactions, the materiality and character of the Related Person’s direct or indirect interest, and the actual or potential conflict of interest of the Related Person.
EXECUTIVE COMPENSATION
Corporate Governance and Related Disclosures
The Compensation, Nominating, and Governance Committee
The CNG Committee (sometimes referred to in this “Executive Compensation” section as the “Committee”) is a committee of the Ally Board consisting of the following non-employee independent directors: Kim S. Fennebresque (Committee Chairman), Robert T. Blakely, Franklin W. Hobbs and Marjorie Magner. During 2014, the Committee met 12 times.
Pursuant to its Charter, the Committee is responsible for the following, among other things:

•
Discharging the Board's responsibilities with respect to the establishment, maintenance and administration of Ally's compensation plans, including determining the total compensation of the Chief Executive Officer (“CEO”) and other senior executives designated by the Committee as under its purview;

•	Overseeing Ally's leadership development programs and succession planning;

•	Identifying qualified individuals for membership on the Board (consistent with criteria approved by the Board) and recommending to the Board the director nominees;

•	Reviewing and recommending to the Board the director compensation for service on the Board;

•	Leading the Board and its committees in their annual self-evaluation and the annual review of the Board's performance;

•	Developing and recommending to the Board a corporate governance policy for the Board, and overseeing Ally's corporate governance procedures and practices related to the Board; and

•	Performing any and all duties required of it under applicable laws, rules, regulations, regulatory guidance, or other legal authority.
Compensation, Nominating, and Governance Committee Process
Ally's executive compensation programs are administered by the Committee.
The Committee determines the compensation of the CEO and other senior executives under its purview, which was subject to the requirements of TARP during 2014, including the compensation of our named executive officers ("NEOs"), who were also our Senior Executive Officers ("SEOs") for purposes of TARP). In making its determination for senior executives other than the CEO, and in making changes to our executive compensation program, the Committee considers the recommendations of the CEO. The Committee determines the compensation of the CEO without recommendations from the CEO or other management. The Committee delegated to the CEO the authority to determine cash and equity compensation for executives other than for the approximately 25 highest-compensated employees ("Top 25") and other select senior executives as determined by the Committee. The Committee also meets periodically in executive session without the

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presence of any members of management. The Committee seeks the input of Ally’s Risk Management functions and, in its deliberations on compensation related issues, it also consults with the chairpersons of the Board’s Risk and Compliance Committee and Audit Committee as it deems appropriate.
 Frederic W. Cook & Co., Inc. ("Cook") served as an independent advisor to the Committee during 2014. Cook reports directly to the Committee and provides ongoing advice with respect to the plans and programs covering the executives, including our NEOs and non-employee directors, for which the Committee is responsible. Cook reviews all materials developed by management in advance of Committee meetings, provides advice and recommendations concerning changes to our plans and programs, as well as information on market practices and trends, and attends meetings of the Committee. Cook undertakes no separate work for Ally.
Ally management engaged Pearl Meyer & Partners ("Pearl Meyer") to provide consulting assistance on matters pertaining to executive compensation, including a competitive assessment of the compensation paid to Ally’s CEO, an updated competitive assessment of the compensation for the Top 25 requested by the Office of the Special Master for TARP Executive Compensation ("Special Master"), and consulting related to a post-TARP compensation framework.
Compensation, Nominating, and Governance Committee Report
The Committee has reviewed and discussed with Ally management the Compensation Discussion and Analysis and, based on that discussion, recommended it to the Ally Board of Directors for inclusion in the Company’s Proxy Statement.
The Committee, with the assistance of Ally's Risk Management and Human Resource functions, conducts assessments of the risks associated with Ally's compensation policies and practices, which during 2014 were conducted every six months as required by TARP. To complete these assessments, the Committee followed a process that consisted of the following: (1) ranking plans in a tiered system based on each plan's potential to encourage risk taking as determined by the nature of the activities engaged in by participants as well as the size of the potential payout; (2) identifying risk mitigators built into each plan such as caps, clawback features, and mandatory deferrals; and (3) implementing as necessary additional risk mitigators or controls in plans.
Based on the risk assessments conducted during 2014, the Committee concluded that (1) the SEO compensation programs did not encourage excessive and unnecessary risk taking that could threaten the value of Ally; (2) other employee compensation plans did not encourage unnecessary or excessive risk taking that could threaten the value of the Company, or reward short‑term results to the detriment of long-term value creation; and (3) Ally's compensation programs did not encourage the manipulation of reported earnings.
The Committee, with the assistance of the Company's senior risk officers, will continue to assess the risks associated with Ally's compensation plans and take necessary steps to identify and eliminate any features that may unnecessarily expose Ally to risks or encourage manipulation of reported earnings.
As required by TARP, the Compensation, Nominating and Governance Committee certifies that:

•
It reviewed with senior risk officers the SEO compensation plans and identified and limited features to ensure that these plans do not encourage SEOs to take unnecessary and excessive risks that threaten the value of Ally.

•	It reviewed with senior risk officers the employee compensation plans and identified and limited features as it deemed necessary to ensure that Ally is not exposed to unnecessary risks.

•	It reviewed the employee compensation plans to eliminate any features in these plans that would encourage the manipulation of reported earnings of Ally to enhance the compensation of any employee.
THE COMPENSATION, NOMINATING, AND GOVERNANCE COMMITTEE

Kim S. Fennebresque (Committee Chairman)
Robert T. Blakely
Franklin W. Hobbs
Marjorie Magner

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Compensation Discussion and Analysis
Introduction
Named Executive Officers
This Compensation Discussion and Analysis and the executive compensation tables that follow provide information relating primarily to the following 2014 named executive officers (“NEOs”) of the Company:

Name	Title (as of December 31, 2014)
Michael A. Carpenter	Chief Executive Officer
Jeffrey J. Brown	President & CEO of DFS
Christopher A. Halmy	Chief Financial Officer
Barbara Yastine	Chief Executive Officer and President, Ally Bank
William Muir	President
William Solomon	General Counsel
As prescribed by the applicable proxy rules, the disclosure that follows generally describes the compensation of our NEOs during the most recently completed fiscal year (i.e., 2014). Effective as of February 2, 2015, Mr. Carpenter retired as Ally’s Chief Executive Officer and Mr. Brown became Ally’s Chief Executive Officer. Mr. Muir retired from Ally on December 31, 2014.
For the full year 2014, Ally reported net income of $1.2 billion, or $1.83 per diluted common share. During 2014, Ally continued to make progress on its three-point plan to increase shareholder value, which includes net interest margin expansion, expense reduction, and regulatory normalization. Cost of funds improved 50 basis points for the full year, based in part on efforts in increasing deposits, executing a liability management program to reduce high-cost legacy debt, and accessing the securitization markets. For the full year, net financing revenue (excluding original issue discount amortization expense primarily related to legacy bond exchanges (OID)), improved 17 percent, compared to 2013. Net interest margin, also excluding OID, increased 33 basis points versus 2013. Efforts to improve efficiency continued throughout the year as total expenses declined nearly $500 million.
Additional accomplishments during 2014 included the successful completion of our initial public offering; our full exit from TARP, with the U.S. taxpayer receiving $19.6 billion, $2.4 billion more than initially invested; total originations of $41 billion; and annual retail deposit growth at Ally Bank of 11%, to $48.0 billion.
2015 Compensation Program
Under the pay structure approved by the Special Master, the compensation of our NEOs included deferred stock units (“DSUs”), which are described below. The DSUs that were granted will continue to be tied to Ally’s stock price and will be paid out on the original deferred payment schedule, but the issuance of additional DSUs was discontinued as of March 13, 2015.
As a result of our exit from TARP at the end of 2014, Ally will implement a new executive compensation program for 2015 consistent with the compensation philosophy discussed on page 12. The new program is based on a compensation structure that emphasizes pay for performance and strong governance, and encourages prudent but not excessive risk taking. The program includes the following elements:

•	Base Salaries — The new program will have cash salaries, which will be set based on market levels for the responsibilities of each NEO and individual considerations of performance and experience.

•
Annual Incentives — Annual cash incentives were not permitted under TARP. The new program will annually fund an incentive pool based on Ally financial performance that will be allocated based on evaluations of individual attainment of performance goals and objectives. Twenty-five percent of annual cash bonuses awarded to NEOs will be mandatorily deferred and paid out over three years.

•
Long-Term Incentives — Under the new program, long-term incentives awarded to NEOs will be in the form of performance-vesting share units for 70% of the total value and time-vesting restricted share units for the remaining 30% of the total value. Earned awards will be settled in shares three years after grant. In addition, a one-time retention award of restricted stock units was granted selectively to key executives in March 2015. Under the TARP program, equity compensation was mostly in the form of DSUs, which were vested at grant. As a result, there are no meaningful outstanding unvested equity awards to promote retention of key executives who are critical to our business. This one-time award is meant to bridge the transition period while our executives accumulate unvested equity compensation under the new program beginning with annual awards to be made in 2016.

•
Total Pay Mix — The target pay mix for our CEO will be 40% cash, including both base salary and annual bonus, and 60% equity-based. The target pay mix for other NEOs will be 50% cash and 50% equity-based.

•
Recoupment and Clawbacks — Under the new program, Ally’s clawback policy and loss-trigger review process will apply to cash and equity incentives awarded to NEOs, which replaces the more limited clawback requirements under TARP.

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2014 Compensation Program
Ally exited TARP at the end of 2014. However, in connection with our participation in TARP during 2014, determinations of the Special Master, and other laws and regulations, Ally was subject to certain limitations on executive compensation, the most significant of which were:

•	Limits on cash salaries based on the determination of the Special Master;

•	The majority of an SEO's compensation paid in equity that must be held long-term;

•	Incentive compensation granted was solely in the form of long-term restricted equity granted contingent on performance and paid out after incremental TARP repayments;

•	Perquisites and “other” compensation capped at $25,000, with limited exceptions;

•	Suspension of the accrual of benefits under supplemental executive retirement plans;

•	Prohibition on incentives for SEOs that could cause them to take unnecessary or excessive risks;

•
Clawback of any bonus or incentive compensation paid to an SEO based on statements of earnings, revenues, gains, or other performance criteria later found to be materially inaccurate or based on erroneous data that resulted in an accounting restatement due to material noncompliance with any financial reporting requirement under the securities laws within the three years prior to payment, or found to require repayment under the provisions of any other Federal law or regulation that may govern the Company's executive compensation; and

•	Prohibition on any severance payable to the SEOs and the next five most highly compensated employees.
On a going-forward basis, these restrictions, with the exception of the clawbacks which continue to be part of our program, lapsed at the end of 2014 effective when Treasury sold its final remaining shares of Ally’s common stock.
Ally Compensation Program Overview and Philosophy
Ally's compensation philosophy has been, and continues to be, that there should be a strong linkage between compensation and performance. Consistent with the principles of TARP, Ally structured its 2014 compensation programs to:

•	Align with long-term value creation for our stockholders;

•	Provide appropriate incentives based on individual, business, and Company performance;

•	Encourage prudent, but not excessive risk taking;

•	Provide a total compensation opportunity competitive with market practice; and

•	Be internally equitable for the relative value of the employee's position at Ally.
The Special Master required that the majority of compensation for NEOs and the next 20 highest-compensated employees be in the form of long-term stock or stock units, that such stock or stock units should be held for specified minimum periods of time, and that any incentive payments should be subject to recoupment if paid based on information that is subsequently found to be materially inaccurate. The Company and the Committee implemented these principles for our NEOs and the next 20 highest-compensated employees.
Refer to the Long-term Equity-based Incentives section for a discussion of the long-term stock awards that are granted to our NEOs.
The Pay Process for 2014
For 2014, the total compensation opportunity for the NEOs was determined by the Special Master, following review and approval of recommended total direct compensation levels for each of the NEOs by the Committee.
Assessing Ally Compensation Competitiveness
We compare the total direct compensation of our NEOs against companies with whom we compete for senior executive talent. We use publicly available reported pay data from a peer group of companies approved by the Committee to conduct the competitive assessment for the CEO and Chief Financial Officer (“CFO”) positions.
For 2014, no changes were made to the peer group. The current peer group consists of the ten financial services companies listed below:

•	BB&T	•	KeyCorp	•	U.S. Bancorp

•	Capital One Financial	•	PNC Financial	•	Wells Fargo

•	Discover	•	Regions Financial

•	Fifth Third Bancorp	•	SunTrust Banks

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For the other NEO and senior executive positions, we use market survey data from several survey sources to conduct the competitive assessments. Wherever practical, the market surveys include companies that are part of the peer group approved by the Committee. Updated 2014 survey data used for the remaining NEOs and other senior executives came from one or more survey sources, including the Hewitt Total Compensation Measurement™ ("TCM™") database, the Towers Watson Executive Financial Services survey, the McLagan Partners Investment Management survey, the McLagan Partners Fixed Income Sales and Trading survey, and the McLagan Partners Treasury and Asset Liability Management survey. Because multiple survey sources are used and not all survey participants provide data for each of the remaining NEOs, it is not possible to list the survey participants included in the competitive data analyzed for positions other than the CEO and the CFO.
While we compare the compensation of our CEO, CFO and other NEOs against the above peer group and survey data, we have not historically targeted or benchmarked our compensation to any level or percentile using this data. In 2014, the pay levels for our NEOs were, to a significant extent, driven by the Special Master determinations.
Due to the pay restrictions applicable to the NEOs under TARP, including limitations on incentive compensation, total direct compensation rather than individual elements of pay (i.e., base salary, annual incentives, and long-term incentives) was set to be competitive.
The Committee sets proposed total direct compensation levels for each of the NEOs based on his or her job responsibilities. After the Committee determined and approved the proposed compensation packages for the NEOs, they were submitted to the Special Master for approval. The Special Master then reviewed the proposed packages to determine whether they were aligned with TARP requirements and set at appropriate market levels. The Special Master subsequently issued a Determination Letter, specifying the final design and allocation of total pay approved for the NEOs. At the end of the year, the Committee reviewed the performance of the NEOs relative to their individual objectives.
For 2014, there was no incentive compensation included in the NEO pay packages approved by the Special Master.
Role of Management in Compensation Decisions
Compensation recommendations for the NEOs other than the CEO are presented to and discussed with the Committee by the CEO. The Committee then determines and approves the proposed compensation for the NEOs. The compensation for the CEO and the other NEOs for 2014 was submitted to the Special Master for final approval.
The Committee determines and approves the compensation of the CEO without the recommendation of management.
Consideration of Shareholder Say on Pay Votes
Subsequent to our IPO in 2014 we provided our shareholders the opportunity to vote on the compensation we provided to our NEOs. Shareholders approved that compensation by a vote of over 97%. We are providing our shareholders the same opportunity this year as one of the proposals presented in this proxy statement and we are also asking shareholders to vote on the frequency with which they wish to hold this say on pay vote in the future. As we emerge from TARP and shift to a more customary performance-weighted compensation structure, we will continue to monitor the feedback we receive from our shareholders through these say on pay votes and other channels and will consider this feedback in our analysis as we move forward.
Components of Ally Compensation Program
For 2014, the compensation of our NEOs consisted of cash salary, Deferred Stock Units (“DSUs”) and limited benefits and perquisites. Due primarily to TARP restrictions, we were not able to provide annual incentives to our NEOs for 2014.
Cash Base Salary and DSUs
Under our compensation philosophy, base salary is intended to provide a predictable level of compensation that is competitive in the marketplace for the position responsibilities and individual skills, knowledge, and experience of each employee. However, the pay restrictions under TARP significantly limited the form and amount of cash base salary paid in 2014. As a result, a significant portion of total direct compensation for 2014 was delivered in the form of equity-based compensation, with the 2014 equity component delivered in the form of the DSUs described above. From March 2010 through 2014, all of the CEO’s compensation has been equity-based. In this and prior proxy statements, the DSUs are sometimes referred to as "salary stock" or "equity-based salary" for ease of reference, but rather than being cash salary the DSUs are a separate component of total compensation granted in the form of long-term equity-based awards.

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The following table shows cash base salaries and DSUs granted to the NEOs in 2014.

NEO	Cash ($)	DSUs ($)	Total Cash and Equity Salary ($)
Michael A. Carpenter	—	9,500,000	9,500,000
Christopher A. Halmy	500,000	1,850,000	2,350,000
Barbara Yastine	600,000	4,587,357	5,187,357
Jeffrey J. Brown	600,000	3,797,892	4,397,892
William Muir	600,000	3,400,000	4,000,000
William Solomon	500,000	1,830,000	2,330,000
The DSUs were immediately vested, but are subject to restrictions under TARP on the timing of payout. Except for the CEO, DSUs earned in 2014 will be payable in three equal installments: the first on the final payroll date of 2014, the second ratably over 2015 and the third ratably over 2016. DSUs earned by the CEO in 2014 are payable in three equal, annual installments beginning on the first anniversary of grant. See Nonqualified Deferred Compensation table below.
Long-term Compensation Structure
The DSUs awarded to our NEOs serve the function of long-term equity-based compensation in that the value of each DSU is tied directly to the value of a share of our common stock and, accordingly, the value received by an NEO at payout will reflect the performance of our stock over the applicable deferral period. The long-term equity-based portion of total compensation for each NEO and its associated percentage of total compensation for 2014 were as follows:

	Total compensation ($)	Long-term equity-based compensation
Name		Dollar amount awarded ($)	Percent of total compensation (%)
Michael A. Carpenter	9,548,017	9,500,000	99.5%
Christopher A. Halmy	2,381,668	1,850,000	77.7%
Barbara Yastine	5,219,787	4,587,357	87.9%
Jeffrey J. Brown	4,429,242	3,797,892	85.7%
William Muir	4,035,991	3,400,000	84.2%
William Solomon	2,367,604	1,830,000	77.3%
Benefits and Perquisites
We provide our NEOs with health and welfare benefits under the broad-based program generally available to all of our employees. This allows them to receive certain benefits that are not readily available to individuals except through an employer and to receive certain benefits on a pretax basis. Our benefit program includes the Ally Retirement Savings Plan (Savings Plan). We provide the Savings Plan in lieu of higher current cash compensation to ensure that employees have a source of retirement income and because these plans enjoy more favorable tax treatment than current compensation. Under the Savings Plan, employee contributions of up to 6% of salary were matched 100% by Ally. The Savings Plan also provided a 2% nonmatching contribution on both salary and annual cash incentives, which fully vests after the individual has been employed for three years, and a 2% nonmatching discretionary contribution on salary in light of the Company's 2014 performance.
Ally suspended nonqualified contributions to its Enhanced Retirement Savings Plan in 2009 and did not make any additional nonqualified contributions in 2014. Therefore, employer contributions for 2014 were made only under the qualified plan, which limits contributions as required by the Internal Revenue Code.
In addition to broad-based benefits, the NEOs receive limited additional benefits and perquisites so that the Company can remain competitive in attracting and retaining executive talent. For 2014, in accordance with the TARP restrictions, the total value of these perquisites and additional benefits was capped at $25,000 per NEO.
Executive Agreements
Ally currently has no employment agreement with any of the NEOs. In connection with his retirement, Mr. Carpenter has agreed to act as a consultant to Ally and its Board and has entered into a consulting agreement, with customary non-competition and non-solicitation covenants, for a term ending December 31, 2015. In exchange, the Company agreed to contribute $2.5 million to one or more charitable organizations as designated by Mr. Carpenter.
Severance
As a condition to participating in TARP, Ally's NEOs and the next five most highly compensated employees were not eligible for any severance in the event of termination of employment during the time the TARP restrictions applied. At year-end 2014, the NEOs became

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eligible for severance plan benefits on the same basis as other Ally employees following the lapse of the TARP restrictions. See Potential Payments Upon Termination or Change in Control below.
Clawback Provisions
In connection with the risk assessment Ally conducted in 2014, the Company has reviewed all of its incentive compensation programs to ensure they include language allowing the Company to recoup incentive payments made to recipients in the event those payments were based on financial statements that are later found to be materially inaccurate. Incentive plans that did not include such language were revised to allow for incentive payments to be recovered. A recipient who fails to promptly repay Ally under such circumstances is subject to termination of employment.
Share Ownership Requirements Adopted
In connection with Ally’s IPO, the Committee established minimum share ownership requirements for the CEO and other NEOs as provided below. These requirements became applicable following Ally’s exit from TARP in late 2014

CEO:	5 times cash base salary
Other NEOs:	3 times cash base salary
Shares owned outright and stock awards that are fully vested at year-end are counted towards these requirements. Under the policy adopted by the Committee, should an executive who is subject to these requirements not meet the minimum ownership level at the end of the year, that executive must retain 50% of the after tax stock awards granted subsequent to the IPO until such minimum stock ownership level is met.
At the end of 2014, all of the NEOs met or exceeded the minimum requirements for share ownership.
Tax and Accounting
For 2014, the TARP rules excluded any tax deduction for compensation above $500,000 paid to our NEOs. Going forward we will be subject to the ordinary limits on deductibility of compensation pursuant to the rules under Section 162(m) of the federal tax code. These rules impose a $1 million limit on the amount that Ally may deduct for compensation paid to its CEO, and the next three most highly compensated executive officers other than its CFO. However, under these rules compensation paid pursuant to plans in place at the time of Ally's IPO will be exempt from this limit for a grandfather period that can run until our 2018 annual shareholders meeting, but would expire if the plans are exhausted or materially modified prior to that date. After the grandfather period, performance-based compensation paid under plans that have been approved by shareholders will be excluded from the $1 million limit if the requirements of the performance-based compensation exception are met. While Ally generally expects to maximize the deductibility of its compensation costs where appropriate, the tax effect of any compensation arrangement is only one factor to be considered, and this factor will be evaluated by the Committee together with other considerations. The Committee is not limited to paying compensation that is fully deductible and retains the flexibility to consider deductibility together with other relevant factors. The Committee will also consider other tax aspects, accounting and other impacts of its executive compensation programs, and will seek to balance these impacts with the need to attract, retain and motivate the executive team.

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Summary Compensation Table
The following table shows compensation for the NEOs during 2014.

Name and principal position	Year	Salary ($) (b)	Stock awards ($) (c)	All other compensation ($)(d)	Total ($)
Michael A. Carpenter (a)	2014	—	9,500,000	48,017	9,548,017
Chief Executive Officer	2013	—	9,500,000	47,517	9,547,517
	2012	—	9,500,000	57,119	9,557,119
Christopher A. Halmy	2014	500,000	1,850,000	31,668	2,381,668
Chief Financial Officer
Barbara Yastine	2014	600,000	4,587,357	32,430	5,219,787
Chief Executive Officer and President, Ally Bank	2013	600,000	4,587,357	29,226	5,216,583
	2012	600,000	4,587,357	28,599	5,215,956
Jeffrey J. Brown (a)	2014	600,000	3,797,892	31,350	4,429,242
President & CEO of DFS	2013	600,000	3,797,892	30,932	4,428,824
	2012	600,000	3,797,892	30,167	4,428,059
William Muir (a)	2014	600,000	3,400,000	35,991	4,035,991
President	2013	600,000	3,400,000	32,411	4,032,411
	2012	600,000	3,400,000	31,723	4,031,723
William Solomon	2014	500,000	1,830,000	37,604	2,367,604
General Counsel	2013	500,000	1,830,000	37,076	2,367,076

(a)	Effective as of February 2, 2015, Mr. Carpenter retired as Ally’s Chief Executive Officer and Mr. Brown became Ally's Chief Executive Officer. Mr. Muir retired from Ally on December 31, 2014.

(b)	The amounts shown in this column are the NEOs' base salary and do not include the DSU equity award values, which are shown in the stock awards column of this table.

(c)
The 2014 total represents the grant date fair value of the Ally DSU awards granted in 2014 computed in accordance with FASB ASC Topic 718, Stock Compensation. The 2014 total is not necessarily the cash payment received. For a further discussion, see footnote (a) in the Outstanding Equity Awards at 2014 Fiscal Year End — Stock Awards section below and see Note 24 to our Consolidated Financial Statements in our Annual Report on Form 10-K for the year ended December 31, 2014 for a discussion of our assumptions in determining the aggregate grant date fair value of these awards. The grant amounts for each NEO for 2013 and 2012 includes the sum of the value of DSUs and IRSUs granted in those years.

(d)	All Other Compensation in 2014:

	Michael A. Carpenter	Christopher A. Halmy	Barbara Yastine	Jeffrey J. Brown	William Muir	William Solomon
Financial counseling (i)	$3,500	$3,500	$—	$3,500	$—	$3,500
Liability insurance (ii)	458	458	458	458	883	458
Total perquisites	3,958	3,958	458	3,958	883	3,958
Life insurance (iii)	18,059	1,710	5,934	1,392	9,108	7,646
401(k) matching contribution (iv)	26,000	26,000	26,000	26,000	26,000	26,000
Total all other compensation (v)	$48,017	$31,668	$32,430	$31,350	$35,991	$37,604

(i)
We provide a taxable allowance to certain senior executives for financial counseling, tax preparation and estate planning services. Costs associated with this benefit are reflected in the table above, based on the actual charge for the services received. Any taxes assessed on the imputed income for the value of this service are the responsibility of the executive.

(ii)
We provide a taxable allowance for a personal umbrella liability insurance for certain executives. Any taxes assessed on the imputed income for the value of this service are the responsibility of the executive.

(iii)	Represents tax value of the Company provided life insurance for 2014.

(iv)	Represents the employer contribution, Company match contribution, and discretionary contribution made to the employees' 401(k) fund.

(v)	Ms. Yastine’s amount includes an additional $38 incidental award.

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Grants of Plan Based Awards in 2014
The following table represents DSU awards granted to the NEOs.

Name	Award (a)	All other stock awards: number of shares or unit of stock (#) (b)	Grant date fair value of stock or unit awards ($) (c)
Michael A. Carpenter	DSU	379,602.6	9,500,000
Christopher A. Halmy	DSU	73,922.6	1,850,000
Barbara Yastine	DSU	183,302.4	4,587,357
Jeffrey J. Brown	DSU	151,756.8	3,797,892
William Muir	DSU	135,857.8	3,400,000
William Solomon	DSU	73,123.4	1,830,000

(a)	For all NEOs, DSU awards were granted ratably for each of the 26 pay periods.

(b)	The award grants are expressed as common shares of Ally.

(c)	The grant date fair value amounts shown do not reflect realized cash compensation by the NEOs.
Outstanding Equity Awards at 2014 Fiscal Year End — Stock Awards
The following table provides information for the NEOs regarding the equity awards outstanding at December 31, 2014. This table does not include the NEOs' holdings of DSUs, the value of which is determined by reference to our common stock (see Nonqualified Deferred Compensation table below).

Name	Grant date	Number of shares or units of stock that have not vested (#) (a)	Market value of shares or units of stock that have not vested ($) (b)
Michael A. Carpenter	12/18/2013	16,361.1	386,449
Christopher A. Halmy	12/18/2013	3,310.4	78,192
Barbara Yastine	12/18/2013	8,933.8	211,016
Jeffrey J. Brown	12/18/2013	7,574.1	178,901
William Muir	12/18/2013	6,873.4	162,349
William Solomon	12/18/2013	3,997.3	94,416

(a)
Amounts shown represent IRSU awards granted to the NEOs that have not vested. Each award represents one common share of Ally. All awards have the same vesting schedule: two-thirds after two years and one-third after the third year. These awards are settled in cash when vested.

(b)	The fair market value of the shares is based on the December 31, 2014 closing share price ($23.62).

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Option Exercises and Stock Vested in 2014
The NEOs do not hold any options.
The following table reflects the equity awards that vested in 2014.

Name	Number of shares acquired on vesting (#) (a)	Value realized on vesting ($) (b)
Michael A. Carpenter	14,534.1	338,064
Christopher A. Halmy	11,862.0	344,381
Barbara Yastine	—	—
Jeffrey J. Brown	—	—
William Muir	—	—
William Solomon	—	—

(a)	Amounts shown include the 2014 vesting of the one-third of Mr. Carpenter’s 2011 IRSU grant and Mr. Halmy’s 2012 IRSU grant. For the other NEOs, no IRSU vesting occurred.

(b)	The value realized on vesting was based on the closing stock price at vesting: $23.26 for Mr. Carpenter and $29.03 for Mr. Halmy.

(c)
A number of fully vested equity awards had not been paid in full to the NEOs as of December 31, 2014 due to TARP restrictions. The chart below summarizes the number of shares that have not received full payout and the corresponding unpaid value. With the exit from TARP, these unpaid balances were paid on January 2, 2015.

Name	Number of shares acquired on vesting (#)	Value of vested & unpaid shares ($)
Michael A. Carpenter	33,330.6	787,269
Christopher A. Halmy	40,613.2	959,284
Barbara Yastine	21,710.8	512,810
Jeffrey J. Brown	39,601.0	935,375
William Muir	32,560.1	769,069
William Solomon	15,989.1	377,662

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Nonqualified Deferred Compensation in 2014
The table below reflects year-end balances, Company distributions, and all earnings associated primarily with vested DSU awards and the Ally nonqualified equalization plan.

Nonqualified deferred compensation
Name	Plan name	Executive contributions in last FY($)	Registrant contributions in last FY ($)	Aggregate earnings in last FY ($)	Aggregate withdrawals/ distributions ($)	Aggregate balance at last FYE ($)
Michael A. Carpenter	DSUs (a)	—	9,500,000	(3,827,570)	9,450,217	17,222,424
Christopher A. Halmy	DSUs (a)	—	1,850,000	(225,228)	1,000,531	1,462,827
Barbara Yastine	DSUs (a)	—	4,587,357	(973,293)	4,863,145	3,861,001
Jeffrey J. Brown	Nonqualified Benefit	—	—	1,937	—	32,799
	Equalization Plan (b)
	DSUs (a)	—	3,797,892	(808,937)	4,015,031	3,219,281
William Muir	Nonqualified Benefit	—	—	17,824	—	270,900
	Equalization Plan (b)
	DSUs (a)		3,400,000	(716,507)	3,548,091	2,881,967
William Solomon	Nonqualified Benefit	—	—	6,417	—	137,812
	Equalization Plan (b)
	DSUs (a)	—	1,830,000	(378,728)	1,862,795	1,554,075

(a)
The NEOs had outstanding DSU award values at January 1, 2014, of $21,000,211 for Mr. Carpenter; $4,245,357 for Mr. Brown; $5,110,081 for Ms. Yastine; $3,746,565 for Mr. Muir; $1,965,598 for Mr. Solomon; and $838,585 for Mr. Halmy.

(b)
Ally maintains a nonqualified benefit equalization plan for highly-compensated employees, including the NEOs. This plan is a nonqualified savings plan designed to allow for the equalization of benefits for highly compensated employees under the Ally 401(k) Program when such employees' contribution and benefit levels exceed the maximum limitations on contributions and benefits imposed by Section 2004 of the Employee Retirement Income Security Act of 1974, as amended, and Section 401(a)(17) and 415 of the Internal Revenue Code of 1986, as amended. This plan is maintained as an unfunded plan and all expenses for administration of the plan and payment of amounts to participants are borne by Ally. Each participant is credited with earnings based on a set of investment options selected by the participant similar to 401(k) investment option to all employees. Pursuant to the Special Master's Determination Letter dated October 22, 2009, contributions to this plan were suspended. Therefore, the amounts shown reflect contributions made by the Company prior to receipt of the Determination Letter.

Potential Payments Upon Termination or Change in Control
As a condition to participating in TARP, Ally's NEOs waived any right to severance in the event of their termination of employment. These waivers lapsed at the end of 2014 when Ally fully exited the TARP program.
The data in the table represents certain compensation and benefit plans that provide payment of compensation to our NEOs for various termination scenarios after December 24, 2014 (date Ally exited TARP). It should be noted that these amounts do not include stock awards that are already vested and are reported on page 17 in the Outstanding Equity Awards Table or DSUs reported in the Nonqualified Deferred Compensation Table. Mr. Carpenter, Mr. Brown, Mr. Halmy and Ms. Yastine are covered under the Ally Financial Inc. Severance Plan which entitles each participant to receive a number of weeks of base salary using a tiered seniority schedule in the event of termination for certain “Qualified Terminations of Employment” as defined in the plan. Under the schedule, as of December 31, 2014 Mr. Carpenter, Mr. Brown and Mr. Halmy were eligible for 39 weeks of base pay and Ms. Yastine was eligible for 26 weeks of base pay. The plan also provides outplacement benefits at a level determined by the Committee on an individual-by-individual basis. Mr. Solomon is covered under the GMAC LLC Senior Leadership Severance Plan, which entitles each participant to receive one times his base salary and his current year target bonus, less any monies owed to Ally and the value of any vested retention bonus in the event he is terminated without cause or resigns for a good reason. The Committee gave notice that it has terminated the GMAC LLC Senior Leadership Severance Plan on January 27, 2015. Participants under the plan will no longer be eligible for these plan benefits 12 months from the termination date. Mr. Muir's employment terminated on December 31, 2014 and Mr. Carpenter's employment terminated on February 13, 2015. Neither of these executives received any severance benefits. Mr. Carpenter and Ally have entered into the consulting agreement above.

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The following tables describe the various potential post-employment payments, assuming the triggering event occurred on December 31, 2014.

Michael A. Carpenter, Chief Executive Officer
Executive benefits and payments upon termination	Involuntary or good reason termination ($)	Change in Control ($)	Death/disability ($)
Compensation	—	—	—
Base Salary (a)	712,500	712,500	—
Annual Incentive	—	—	—
Long-Term Incentives (2013 IRSU)	—	386,449	386,449
Health care	—	—	—
Outplacement (b)	20,000	20,000	—

(a)
Mr. Carpenter was covered under the Ally Financial Inc. Severance Plan. Pursuant to the plan, as of December 31, 2014 Mr. Carpenter would have been entitled to 39 weeks of base salary had his employment been terminated due to a "Qualified Termination of Employment" under the terms of the plan. The amounts shown in the table reflect a hypothetical cash base salary of $950,000. Mr. Carpenter's actual cash salary was zero. The amounts shown in the table do not reflect Mr. Carpenter's vested stock benefits. Mr. Carpenter's employment terminated on February 13, 2015 and he did not receive any severance benefits. Mr. Carpenter has agreed to render consulting services on the terms described above.

(b)	The plan allows for outplacement benefits at a level determined by the Committee on an individual-by-individual basis. The table includes an estimated value of $20,000 for these benefits.

Christopher A. Halmy, Chief Financial Officer
Executive benefits and payments upon termination	Involuntary or good reason termination ($)	Change in Control ($)	Death/disability ($)
Compensation	—	—	—
Base Salary (a)	375,000	375,000	—
Annual Incentive	—	—	—
Long-Term Incentives (2013 IRSU)	—	78,192	78,192
Health care	—	—	—
Outplacement (b)	20,000	20,000	—

(a)
Mr. Halmy is covered under the Ally Financial Inc. Severance Plan and it allows for a cash payment equal to 39 weeks of base salary in the event of a "Qualified Termination of Employment" under the terms of the plan. Mr. Halmy’s December 31, 2014 base salary was $500,000.

(b)	The plan allows for outplacement benefits at a level determined by the Committee on an individual-by-individual basis. The table includes an estimated value of $20,000 for these benefits.

Barbara Yastine, Chief Executive Officer and President, Ally Bank
Executive benefits and payments upon termination	Involuntary or good reason termination ($)	Change in Control ($)	Death/disability ($)
Compensation	—	—	—
Base Salary (a)	300,000	300,000	—
Annual Incentive	—	—	—
Long-Term Incentives (2013 IRSU)	—	211,016	211,016
Health care	—	—	—
Outplacement (b)	20,000	20,000	—

(a)
Ms. Yastine is covered under the Ally Financial Inc. Severance Plan and it allows for a cash payment equal to 26 weeks of base salary in the event of a "Qualified Termination of Employment" under the terms of the plan. Ms. Yastine’s December 31, 2014 base salary was $600,000.

(b)	The plan allows for outplacement benefits at a level determined by the Committee on an individual-by-individual basis. The table includes an estimated value of $20,000 for these benefits.

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Jeffrey J. Brown, President & CEO of DFS
Executive benefits and payments upon termination	Involuntary or good reason termination ($)	Change in Control ($)	Death/disability ($)
Compensation	—	—	—
Base Salary (a)	450,000	450,000	—
Annual Incentive	—	—	—
Long-Term Incentives (2013 IRSU)	—	178,901	178,901
Health care	—	—	—
Outplacement (b)	20,000	20,000	—

(a)
Mr. Brown is covered under the Ally Financial Inc. Severance Plan and it allows for a cash payment equal to 39 weeks of base salary in the event of a "Qualified Termination of Employment" under the terms of the plan. Mr. Brown’s December 31, 2014 base salary was $600,000.

(b)	The plan allows for outplacement benefits at a level determined by the Committee on an individual-by-individual basis. The table includes an estimated value of $20,000 for these benefits.

William Solomon, General Counsel
Executive benefits and payments upon termination	Involuntary or good reason termination ($)	Change in Control ($)	Death/disability ($)
Compensation	—	—	—
Base Salary (a)	500,000	500,000	—
Annual Incentive (a)	665,000	665,000	—
Long-Term Incentives (2013 IRSU)	—	94,416	94,416
Health care	—	—	—
Outplacement	—	—	—

(a)
Mr. Solomon is covered under the GMAC LLC Senior Leadership Severance Plan and it allows for a cash payment equal to 1X base salary and 1X target incentive pay for involuntary without cause or good reason termination. Mr. Solomon’s December 31, 2014 base salary was $500,000 and his target incentive pay for purposes of the severance calculation was $665,000. As noted above, this Plan was terminated by the Committee and as a result, Mr. Solomon will no longer be eligible for this benefit beginning one year following notice of the termination.

PROPOSAL 2 — ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION
The Dodd-Frank Wall Street Reform and Consumer Protection Act (“the Dodd-Frank Act”) enables the Company’s stockholders to vote to approve, on an advisory (non-binding) basis, the compensation of the NEOs as disclosed in this proxy statement in accordance with the SEC’s rules. Pursuant to Rule 14a-20 under the Securities Exchange Act of 1934, as amended, during the period in which any financial assistance provided to the Company under TARP remains outstanding, Ally shall be required to submit NEO compensation to an advisory (non-binding) vote at each annual meeting of the Company’s stockholders.
As described in detail above under the heading “Compensation Discussion and Analysis,” the Company’s executive compensation programs were subject during 2014 to limitations on executive compensation and determinations of the Special Master under TARP. Under these programs, the NEOs are rewarded for the achievement of specific annual, long-term and strategic goals, corporate goals, and the realization of increased stockholder value. Please read the “Compensation Discussion and Analysis” above along with the information in the compensation tables for additional details about the executive compensation programs, including information about the fiscal year 2014 compensation of the NEOs.
Stockholders are asked to indicate their support for the NEO compensation as described in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives stockholders the opportunity to express their views on the NEOs’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of the NEOs and the philosophy, policies and practices described in this proxy statement. Accordingly, stockholders are requested to vote “FOR” the following resolution at the Annual Meeting:
“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the Named Executive Officers, as disclosed in the Company’s Proxy Statement for the 2015 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the 2014 Summary Compensation Table and the other related tables and disclosures.”
The say-on-pay vote is advisory, and, therefore, not binding on the Company, the CNG Committee or the Board. The Board and the CNG Committee value the opinions of stockholders, and to the extent there is a significant vote against the NEO compensation as disclosed in this proxy statement, will consider stockholders’ concerns, and the CNG Committee will evaluate whether any actions are necessary to address those concerns.

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THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT PURSUANT TO THE COMPENSATION DISCLOSURE RULES OF THE SECURITIES AND EXCHANGE COMMISSION.
PROPOSAL 3 — ADVISORY VOTE TO APPROVE THE FREQUENCY OF A STOCKHOLDER ADVISORY VOTE ON EXECUTIVE COMPENSATION
The Dodd-Frank Wall Street Reform and Consumer Protection Act provides that stockholders be given the opportunity to vote, on a non-binding advisory basis, for how frequently we should seek advisory votes in the future on the compensation of our NEOs, as disclosed in accordance with the compensation disclosure rules of the SEC. By voting with respect to this proposal, stockholders may indicate whether they would prefer that we conduct future advisory votes to approve the compensation of the NEOs once every one, two, or three years. Stockholders also may abstain from casting a vote on this proposal.
Our Board believes that an annual advisory vote to approve the compensation of the NEOs will allow our stockholders to provide timely, direct input on the Company’s executive compensation philosophy, policies and practices disclosed in the proxy statement each year. The Board has determined that an annual vote is therefore consistent with the Company’s interest in obtaining your input on executive compensation matters.
Stockholders may cast a vote on the preferred voting frequency by selecting the option of one year, two years, or three years (or abstain) when voting in response to the resolution set forth below.
We will present the following resolution to the meeting:
“RESOLVED, that the stockholders determine, on an advisory basis, whether the preferred frequency of an advisory vote on the executive compensation of the Company’s NEOs as set forth in the Company’s Proxy Statement for the 2015 Annual Meeting of Stockholders should be every one year, every two years, or every three years.”
The frequency vote is advisory, and, therefore, not binding on the Company, the CNG Committee or the Board. The Board and the CNG Committee value the opinions of our stockholders and will consider the outcome of the vote when determining how often to submit an advisory vote on compensation for NEOs to our stockholders.
If the option of “one year,” “two years,” or “three years” receives votes from the majority of shares present in person or by proxy and entitled to vote, it will be deemed to win this non-binding advisory vote. The Board intends to adopt the option that receives the most votes. If you own shares through a broker, bank, or other nominee, you must instruct your broker, bank, or other nominee on how to vote your shares to ensure that your shares will be represented and voted on this proposal.
THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE OPTION OF “ONE YEAR” AS THE PREFERRED FREQUENCY FOR A STOCKHOLDER ADVISORY VOTE ON EXECUTIVE COMPENSATION.
PROPOSAL 4 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board asks the stockholders to ratify the Audit Committee’s action in appointing Deloitte & Touche LLP the Company’s independent registered public accounting firm for the fiscal year 2015. Deloitte & Touche LLP has been serving the Company and its subsidiaries in this role for many years. Deloitte & Touche LLP has advised the Company that its members have no direct or indirect financial interest in the Company or any of its subsidiaries. Members of Deloitte & Touche LLP are expected to be present at the Annual Meeting of Stockholders for the purpose of responding to inquiries by stockholders, and such representatives will have an opportunity to make a statement if they desire to do so. The Audit Committee and the Board believe that the continued retention of Deloitte & Touche LLP to serve as our independent auditors is in the best interests of the Company and its stockholders.
The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the Company’s independent registered public accounting firm. The Audit Committee is also responsible for the audit fee negotiations with Deloitte & Touche LLP and preapproves any engagement of Deloitte & Touche LLP.
In the event that a majority of the stockholders vote to not ratify the appointment of Deloitte & Touche LLP, the Audit Committee will reconsider its appointment. Even if a majority of the stockholders do ratify the appointment, the Audit Committee retains its discretion to reconsider its appointment if it believes that reconsideration is necessary in the best interests of the Company and the stockholders.
THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR 2015. PROXIES SOLICITED ON BEHALF OF THE BOARD WILL BE VOTED FOR THIS PROPOSAL.

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PROPOSAL 5 — RATIFICATION OF THE PROTECTIVE AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION AND THE COMPANY'S EXISTING TAX ASSET PROTECTION PLAN
Background
In January 2014, the Board implemented measures intended to help protect certain tax benefits primarily associated with Ally’s net operating losses and tax credit carryovers (collectively, “NOLs”). Ally’s use of the NOLs in the future may be significantly limited if it experiences an “ownership change” (within the meaning of Section 382 of the Code (“Section 382”)) for U.S. federal income tax purposes. In general, an ownership change will occur when the percentage of Ally’s ownership (by value) of one or more “5-percent shareholders” (as defined in the Code) has increased by more than 50% over the lowest percentage owned by such shareholders at any time during the prior three years (calculated on a rolling basis).
The Board approved an amendment (the “Protective Amendment”) to Ally’s Amended and Restated Certificate of Incorporation that is intended to help protect the NOLs. The Protective Amendment generally restricts any transfer of Ally’s common stock if the effect of the transfer would be to either (i) increase the direct or indirect ownership of any of Ally common stock by any Person (as defined in the Code) to 4.99% or more; or (ii) increase the percentage of Ally Capital Stock owned directly or indirectly by any Person (as defined below) to 4.99% or more (a “Five Percent Stockholder”), subject to certain exceptions.
The Board also approved the adoption of a Tax Asset Protection Plan (the “Plan”). The Plan is designed to reduce the likelihood that Ally will experience an “ownership change” for U.S. federal income tax purposes (as described above) by (i) discouraging any person or group from becoming a holder of 4.99% or more of the outstanding shares of Ally common stock and (ii) discouraging any existing holder of 4.99% or more of Ally common stock from acquiring additional shares of Ally common stock, subject to certain exceptions.
Until they expire, we generally can use our NOLs to reduce federal and state income taxes otherwise payable in future years. As of December 31, 2014, we had approximately $1.2 billion of deferred tax assets related to our NOLs, which represent the estimated future income taxes avoided by utilizing the NOLs. We believe these NOLs are a very valuable asset and they are reflected as an asset on our balance sheet.
If an “ownership change” were to occur, the limitations imposed by Section 382 could result in a material amount of our NOLs expiring unused, which would result in a loss of the income tax benefits associated with them, or result in a delay in our utilization of our NOLs even if those limitations do not result in the expiration of the NOLs. Such a delay would result in a reduction in the value of the income tax benefits associated with the NOLs due to the time value of money.
After careful consideration, the Board is asking the stockholders to ratify both the Protective Amendment and the Plan. In the event that a majority of the holders of the Company’s outstanding common stock entitled to vote at the meeting vote not to ratify the Protective Amendment and the Plan, the Company will take action to repeal the Protective Amendment and the Plan.
Description of Protective Amendment
The following summarizes the Protective Amendment. Defined terms used in this description but not otherwise defined will have the meaning ascribed to them in the Protective Amendment. The purpose of the Protective Amendment is to assist us in protecting long-term value to the Company of its accumulated NOLs by limiting direct or indirect transfers of our capital stock that could affect our ability to use the NOLs under applicable tax rules and regulations. This summary is qualified in its entirety by reference to the full text of the Protective Amendment, which can be found in the accompanying Appendix A. Stockholders are urged to read the Protective Amendment in its entirety as the discussion below is only a summary.
Prohibited Transfers
The transfer restrictions contained in the Protective Amendment generally will restrict any transfer of (i) Ally’s common stock, par value $0.01 per share, (ii) any warrants, rights, or options (including options within the meaning of Treas. Reg. § 1.382-2T(h)(4)(v) and Treas. Reg. §1.382-4(d)(9)) to purchase securities of Ally, and (iii) any other interests treated as “stock” of Ally pursuant to Treas. Reg. § 1.382-2(a)(3) or Treas. Reg. § 1.382-2T(f)(18) (“Stock”) (collectively, the “Ally Capital Stock”) if the effect of the transfer would be to:

•	increase the direct or indirect ownership of any of Ally Capital Stock by any Person (as defined below) to 4.99% or more; or

•
increase the percentage of Ally Capital Stock owned directly or indirectly by any Person that was a Five Percent Stockholder as of the effective time of the Protective Amendment, subject to limited exceptions.

“Person” means any individual, government, firm, corporation or other legal entity, including persons treated as a single entity pursuant to Treas. Reg. § 1.382-3(a)(1)(i), and includes any successor (by merger or otherwise) of such entity.
Transfers restricted by the Protective Amendment include sales to Persons whose resulting percentage ownership (direct or indirect) of any Ally Capital Stock would exceed the 4.99% threshold discussed above, or to Persons whose direct or indirect ownership of any Ally Capital Stock would by attribution cause another Person to exceed such threshold. Complex rules of constructive ownership, aggregation, segregation, combination and other ownership rules prescribed by the Code, and related regulations are applied in determining whether a Person constitutes a Five Percent Stockholder under the Protective Amendment. For purposes of determining the existence and identity of, and the amount of Ally Capital Stock owned by, any stockholder, the Board will be entitled to rely on the existence or absence of certain public securities filings as of any date, subject to the Board’s actual knowledge of the ownership of Ally Capital Stock. The Protective

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Amendment includes the right to require a proposed transferee, as a condition to registration of a transfer of Ally Capital Stock, to provide all information reasonably requested regarding such Person’s direct and indirect ownership of Ally Capital Stock.
The transfer restrictions may result in the delay or refusal of certain requested transfers of Ally Capital Stock, or prohibit ownership (thus requiring dispositions) of Ally Capital Stock due to a change in the relationship between two or more persons or entities or to a transfer of an interest in an entity other than Ally that, directly or indirectly, owns Ally Capital Stock. The transfer restrictions will also apply to proscribe the creation or transfer of certain “options” (which are broadly defined by Section 382 of the Code) with respect to Ally Capital Stock to the extent that, in certain circumstances, the creation, transfer or exercise of the option would result in any Person having a proscribed level of ownership.
Consequences of Prohibited Transfers
Any direct or indirect transfer attempted in violation of the restrictions contained in the Protective Amendment will be void as of the date of the prohibited transfer as to the purported transferee (or, in the case of an indirect transfer, the ownership of the direct owner of Ally Capital Stock would terminate simultaneously with the transfer), and the purported transferee (or in the case of any indirect transfer, the direct owner) will not be recognized as a stockholder for any purpose whatsoever in respect of the shares which are the subject of the prohibited transfer, including for purposes of voting and receiving dividends or other distributions in respect of such shares, or in the case of options, receiving shares in respect of their exercise. Ally Capital Stock purportedly acquired in violation of the transfer restrictions is referred to herein as “excess securities.”
In addition to the prohibited transfer being void as of the date it is attempted, upon demand by Ally, the purported transferee must transfer the excess securities to an agent designated by the Board (the “Agent”) along with any dividends or other distributions paid with respect to such excess securities. The Agent is required to sell the excess securities in an arms’ length transaction (or series of transactions) that would not constitute a prohibited transfer under the Protective Amendment. The net proceeds of the sale, together with any other distributions with respect to such excess securities received by the Agent, will be distributed first to reimburse the Agent for its costs and expenses, second to the purported transferee in an amount, if any, up to the cost (or in the case of gift, inheritance or similar transfer, the market price of the excess securities at the time of the attempted transfer) incurred by the purported transferee to acquire such excess securities, and the balance of the proceeds, if any, will be distributed to the transferor (or, if the transferor cannot be readily identified, to a charity designated by the Board). If the purported transferee has resold the excess securities before receiving demand from Ally to surrender excess securities to the Agent, the purported transferee shall be deemed to have sold the excess securities on behalf of the Agent, and shall be required to transfer to the Agent any prohibited distributions and proceeds of such sale (except to the extent Ally grants written permission to the purported transferee to retain a specified amount), which will be distributed as described above.
Exceptions to Transfer Restrictions
The Protective Amendment does not apply to certain transfers, including (i) transfers made in connection with a transaction in which, upon consummation, the acquiror owns at least a majority of the outstanding shares of Ally Capital Stock (i.e., mergers, consolidations, mandatory share exchanges or other business combinations), and in which all holders of each class or series of Ally’s capital stock receive, or are offered the same opportunity to receive, cash or other consideration, (ii) transfers to any employee stock ownership or other employee benefit plan of Ally or any of its subsidiaries (or any entity or trustee holding shares of Ally Capital Stock for or pursuant to the terms of any such plan or for the purpose of funding any such plan or funding other employee benefits for employees of Ally or any of its subsidiaries) and (iii) to any underwriter, dealer or initial purchaser (within the meaning of “underwriter” in Treas. Reg. § 1.382-3(j)(7), as determined in good faith by the Board) from (A) an “eligible holder” (as such term is defined in the Registration Rights Agreement contained in Exhibit F of Ally’s Bylaws (the “Registration Rights Agreement”) for resale in a transaction contemplated by the Registration Rights Agreement or (B) Treasury for resale in a similar transaction contemplated by any other agreement with Ally which grants Treasury registration rights. In addition, the Board will have the discretion to approve a transfer that would otherwise be a prohibited transfer if, prior to such Transfer being consummated, the Board approves the transfer in accordance with Section C(2) or C(3) of the Protective Amendment.
In the event of a change in law making one or more of the following actions necessary or desirable, the Board will be authorized to modify the applicable allowable percentage ownership interest or modify any of the definitions, terms and conditions of the transfer restrictions or to eliminate the transfer restrictions, provided that the Board receives a report, at the Board’s request, from the Company’s advisors to the effect that such action is reasonably necessary or advisable to preserve the NOLs or that the continuation of certain restrictions is no longer reasonably necessary for the preservation of the NOLs. Stockholders will be promptly notified by public announcement of any such modification in such manner as the Board determines appropriate under the circumstances.
Our Board may, to the extent permitted by law, establish, modify, amend or rescind any by-laws, regulations and procedures not inconsistent with the Protective Amendment for purposes of determining whether any transfer of Ally Capital Stock would jeopardize our ability to preserve and use our NOLs.
Expiration
The Protective Amendment will expire on the earliest of (i) the Board’s determination, with input from Ally’s advisors, that the tax assets are utilized in all material respects or are no longer available in any material respect, (ii) the Board’s determination, with input from Ally’s advisors, that an ownership change under Section 382 of the Code would not adversely impact in any material respect the time period in which Ally could use the tax assets, or materially impair the amount of the tax assets that could be used in any particular time period, for applicable tax purposes, (iii) such date as the Board otherwise determines that the Protective Amendment should terminate and (iv) the close of business on the day prior to the third anniversary of the initial term of the Protective Amendment, or January 8, 2017. Originally the

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Protective Amendment expired on the close of business on the date of the third annual meeting of Ally’s stockholders following Ally’s 2014 Annual Meeting of Stockholders, but pursuant to the Board’s authority, the Board adjusted this date to the close of business on the day prior to the third anniversary of the initial term of the Protective Amendment, which began on January 9, 2014. Any further plans to protect the Company’s NOLs shall be subject to approval by stockholders.
Description of Tax Asset Protection Plan
The following summarizes the Plan. Defined terms used in this description but not otherwise defined will have the meaning ascribed to them in the Plan. This summary is qualified in its entirety by reference to the full text of the Plan, which can be found in the accompanying Appendix B. Stockholders are urged to read the Plan in its entirety as the discussion below is only a summary.
The Rights
In connection with the adoption of the Plan, on January 9, 2014, the Board declared a dividend, payable on January 10, 2014, of one right (a “Right”) for each outstanding share of Common Stock held of record as of the close of business on January 10, 2014 (the “Record Time”), or issued thereafter and prior to the Separation Time (as defined below) and thereafter pursuant to options, warrants and convertible securities outstanding at the Separation Time. Each Right entitles its registered holder to purchase from Ally, at or after the Separation Time, one one-hundredth of a share of our Series H preferred stock, par value $0.01 per share (“Participating Preferred Stock”), for $16,875.00 (the “Exercise Price”), subject to adjustment.
The Rights will be evidenced by either the registration of shares of Common Stock on the stock transfer books of Ally or by Common Stock certificates, if issued, until the next business day following the earlier of (either, the “Separation Time”) (i) the tenth business day (or such later date as the Board may from time to time fix) after the date on which any Person (as defined in the Plan) commences a tender or exchange offer which, if consummated, would result in such Person’s becoming an Acquiring Person (as defined below) and (ii) the Flip-in Date (as defined below); provided, however, that if a tender or exchange offer referred to in clause (i) is cancelled, terminated or otherwise withdrawn prior to the Separation Time without the purchase of any shares of Common Stock pursuant thereto, such offer shall be deemed never to have been made.
A “Flip-in Date” will occur on the Stock Acquisition Date (as defined below) or such later date and time as the Board may from time to time fix by resolution adopted prior to the Flip-in Date that would otherwise have occurred. A “Stock Acquisition Date” means the date on which Ally announces that a person or group has acquired 4.99% or more of Common Stock and become an Acquiring Person for purposes of the Plan. An “Acquiring Person” is any Person having Beneficial Ownership (as defined in the Plan) of 4.99% or more of the outstanding shares of Common Stock, but does not include:

(i)	Ally, any majority-owned subsidiary of Ally or any employee stock ownership or other employee benefit plan of Ally,

(ii)
any Person who is the Beneficial Owner of 4.99% or more of the outstanding Common Stock as of the date of the public announcement of the Plan (an “Existing Holder”) until such time as such Person (other than certain investors that will be excluded from the definition of “Acquiring Person” until such time as such person acquires additional Common Stock, other than through a dividend or a stock split) acquires additional Common Stock, other than through a dividend or stock split,

(iii)
any Person who becomes the Beneficial Owner of 4.99% or more of the outstanding shares of Common Stock after the time of the first public announcement of the Plan solely as a result of (A) an acquisition by Ally of shares of Common Stock, (B) an acquisition directly from Ally in a transaction which duly authorized officers of Ally have determined shall not result in the creation of an Acquiring Person under the Plan, or (C) an acquisition of Common Stock (or any security convertible into or exchangeable for Common Stock) by any underwriter, dealer or initial purchaser (within the meaning of “underwriter” in Treasury Regulation § 1.382-3(j)(7), as determined in good faith by the Board) from (x) an “eligible holder” (as such term is defined in the Registration Rights Agreement) for resale in a transaction contemplated by the Registration Rights Agreement or (y) Treasury for resale in a similar transaction contemplated by any other agreement with Ally which grants Treasury registration rights, until, in each case, such time thereafter as such Person becomes the Beneficial Owner (other than by means of a stock dividend, stock split or reclassification) of additional shares of Common Stock while such Person is or as a result of which such Person becomes the Beneficial Owner of 4.99% or more of the outstanding shares of Common Stock,

(iv)
any Person who the Board determines has inadvertently become the Beneficial Owner of 4.99% or more of the outstanding Common Stock if such Person promptly divests sufficient securities such that such 4.99% or greater Beneficial Ownership ceases or

(v)
any Person who the Board exempts upon receiving, at the Board’s request, a report from Ally’s advisors to the effect that the proposed transaction does not create a significant risk of material adverse tax consequences to Ally, or which the Board determines is otherwise in the best interests of Ally.

Furthermore, the Board must, within 20 business days of receiving an exemption request, exempt (A) a proposed transfer that does not cause any aggregate increase in the Beneficial Ownership of Stock by Five Percent Stockholders (as determined after giving effect to the proposed transfer) over the lowest Beneficial Ownership of Stock by such Five Percent Stockholders (as determined immediately before the proposed transfer) at any time during the relevant testing period, in all cases for purposes of Section 382 of the Code, (B) a proposed transfer by Treasury if such proposed transfer and all prior and anticipated transfers or other transactions effected or expected to be effected during the relevant testing period (including, without limitation, any possible transfer by an Existing Holder (other than Treasury) that would effect an “owner shift” (as defined in the Code)) do not result in an aggregate “owner shift” (as defined in the Code) of more than 40 percentage points

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as determined for purposes of Section 382 of the Code, taking into account both the Regulations thereunder and the provisions of IRS Notice 2010-2, insofar as they are relevant in determining, among other things, whether the Beneficial Ownership of any Beneficial Owner of 4.99% or more of the outstanding shares of Common Stock has increased and (C) a proposed acquisition by any Existing Holder (other than Treasury) if such proposed transfer and all prior and anticipated acquisitions or transactions effected or expected to be effected during the relevant testing period does not result in any Existing Holder (other than Treasury) being the Beneficial Owner of more than 9.9% of the outstanding Common Stock for purposes of Section 382 of the Code. The Plan provides that, until the Separation Time, the Rights will be transferred with and only with the Common Stock, and will be evidenced by either the registration of the Common Stock on the stock transfer books of Ally, or a certificate for Common Stock, if issued. Following the Separation Time, separate certificates evidencing the Rights (“Rights Certificates”) will be delivered to holders of record of Common Stock at the Separation Time.
Exercisability and Expiration
The Rights will not be exercisable until the Separation Time. The Rights will expire on the earliest of (i) the Exchange Time (as defined below), (ii) the close of business on the day prior to the third anniversary of the initial term of the Plan, or January 8, 2017, (iii) the date on which the Rights are redeemed as described below and (iv) the time at which the Board determines the tax assets are utilized in all material respects or are no longer available (in any such case, the “Expiration Time”). Originally the Plan expired on the close of business on the date of the third annual meeting of Ally’s stockholders following Ally’s 2014 Annual Meeting of Stockholders, but pursuant to the Board’s authority, the Board adjusted this date to the close of business on the day prior to the third anniversary of the initial term of the Plan, which began on January 9, 2014. Any further plans to protect the Company’s NOLs shall be subject to approval by stockholders.
The Exercise Price and the number of Rights outstanding, or in certain circumstances the securities purchasable upon exercise of the Rights, are subject to adjustment from time to time to prevent dilution in the event of a Common Stock dividend on, or a subdivision or a combination into a smaller number of shares of, Common Stock, or the issuance or distribution of any securities or assets in respect of, in lieu of or in exchange for Common Stock.
In the event that prior to the Expiration Time a Flip-in Date occurs, each Right (other than Rights Beneficially Owned by the Acquiring Person or any affiliate or associate thereof, which Rights shall become void) shall constitute the right to purchase from Ally, upon the exercise thereof in accordance with the terms of the Plan, that number of shares of Common Stock having an aggregate Market Price (as defined in the Plan), on the Stock Acquisition Date that gave rise to the Flip-in Date, equal to twice the Exercise Price for an amount in cash equal to the then-current Exercise Price.
Exchange
The Board may, at its option, at any time after a Flip-in Date and prior to the time that an Acquiring Person becomes the Beneficial Owner of more than 50% of the outstanding shares of Common Stock, elect to exchange all (but not less than all) of the then-outstanding Rights (other than Rights Beneficially Owned by the Acquiring Person or any affiliate or associate thereof, which Rights become void) for shares of Common Stock at an exchange ratio of one share of Common Stock per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date of the Separation Time (the “Exchange Ratio”). Immediately upon such action by the Board (the “Exchange Time”), the right to exercise the Rights will terminate and each Right will thereafter represent only the right to receive a number of shares of Common Stock equal to the Exchange Ratio.
Redemption
Whenever Ally shall become obligated, as described in the preceding paragraph, to issue shares of Common Stock upon exercise of or in exchange for Rights, Ally, at its option, may substitute therefor shares of Participating Preferred Stock, at a ratio of one one-hundredth of a share of Participating Preferred Stock for each share of Common Stock so issuable.
The Board may, at its option, at any time prior to the Flip-in Date, redeem all (but not less than all) the then outstanding Rights at a price of $0.001 per Right (the “Redemption Price”) as and to the extent provided in the Plan. Immediately upon the action of the Board electing to redeem the Rights, without any further action and without any notice, the right to exercise the Rights will terminate and each Right will thereafter represent only the right to receive the Redemption Price in cash or securities for each Right so held. The Board may amend the Plan at any time and in any manner.
The holders of Rights will, solely by reason of their ownership of Rights, have no rights as stockholders of Ally, including, without limitation, the right to vote or to receive dividends, and will rank junior to Ally’s Fixed Rate / Floating Rate Perpetual Preferred Stock, Series A and Fixed Rate Cumulative Perpetual Preferred Stock, Series G.
Effectiveness and Enforceability
Although the Protective Amendment and the Plan are intended to reduce the likelihood of an ownership change, we cannot eliminate the possibility that an ownership change will occur even if the Protective Amendment and the Plan are ratified given that:

•	The Board can permit a transfer to an acquiror that results or contributes to an ownership change if it determines that such transfer is in the Company’s best interests.

•
A court could find that part or all of the Protective Amendment and/or the Plan is not enforceable, either in general or as to a particular fact situation. Under the laws of the State of Delaware, the Company’s jurisdiction of incorporation, a corporation is conclusively presumed to have acted for a reasonable purpose when restricting the transfer of its securities for the purpose of

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maintaining or preserving any tax attribute (including NOLs). Delaware law provides that transfer restrictions with respect to shares of our capital stock issued prior to the effectiveness of the restrictions will be effective against stockholders with respect to shares that were voted in favor of this proposal. Under the laws of the State of Delaware, written restrictions on the transfer of shares are valid and enforceable if permitted by Section 202 of the Delaware General Corporate Law (“Section 202”) and noted conspicuously on the certificate(s) representing such shares or, in the case of uncertificated shares, contained in the notice(s) sent pursuant to Section 151(f) of the Delaware General Corporate Law (“Section 151(f)”). Unless noted conspicuously on the certificate(s) representing such shares or contained in the notice(s) sent pursuant to Section 151(f), a restriction, even if permitted by Section 202, is ineffective except against a person with actual knowledge of the restriction. We intend to disclose such restrictions to persons holding our capital stock in uncertificated form, and to cause any shares of our capital stock issued in certificated form after the effectiveness of the Protective Amendment and the Plan to be issued with the relevant transfer restriction conspicuously noted on the certificate(s) representing such shares. Therefore, under Delaware law, such newly issued shares will be subject to the transfer restriction. For the purpose of determining whether a stockholder is subject to the Protective Amendment and/or the Plan, we intend to take the position that all shares issued prior to the effectiveness of the Protective Amendment or the Plan, respectively, that are proposed to be transferred were voted in favor of the Protective Amendment or the Plan, respectively, unless the contrary is established. We may also assert that stockholders have waived the right to challenge or otherwise cannot challenge the enforceability of the Protective Amendment or the Plan, respectively, unless a stockholder establishes that it did not vote in favor of the Protective Amendment or the Plan, prospectively. Nonetheless, a court could find that the Protective Amendment and/or the Plan is unenforceable, either in general or as applied to a particular stockholder or fact situation.

•
Despite the adoption of the Protective Amendment and the Plan, there is still a risk that certain changes in relationships among stockholders or other events could cause an ownership change under Section 382 of the Code. Accordingly, we cannot assure that an ownership change will not occur even if the Protective Amendment and the Plan are ratified.

As a result of these and other factors, the Protective Amendment and the Plan serve to reduce, but do not eliminate, the risk that we will undergo an ownership change.
Section 382 Ownership Change Determinations
The rules of Section 382 are very complex and stockholders are advised to consult their own advisors should they have questions regarding the applicability of the Section 382 rules to them. Generally, a Section 382 ownership change occurs if, over a rolling three-year period, there has been an aggregate increase of 50 percentage points or more in the percentage of our stock owned by one or more 5-percent shareholders. If we experience a Section 382 ownership change, our annual use of the NOLs to offset future federal taxable income, and thereby reduce our federal income tax liabilities, could be substantially limited. The Protective Amendment and the Plan each restrict direct and indirect transfers of our stock that would create Section 382 5-percent shareholders or otherwise increase the percentage of stock that is owned by Section 382 5-percent shareholders.
Ownership for Section 382 purposes is determined primarily by an economic test, while the SEC definition of “beneficial ownership” focuses generally on the right to vote or control disposition of the shares. In general, the Section 382 economic test looks to who has the right to receive dividends paid with respect to shares, and who has the right to receive proceeds from the sale or other disposition of shares. Section 382 also contains certain constructive ownership rules, which generally attribute ownership of stock held by estates, trusts, corporations, partnerships or other entities to the ultimate indirect individual owner of the shares, or to related individuals. Generally, a person’s direct or indirect economic ownership interest in shares (rather than record title, voting control or other factors) is taken into account for Section 382 purposes.
For purposes of determining the existence and identity of, and the amount of stock owned by, any shareholder, the Internal Revenue Service permits us to rely on the existence or absence of filings with the SEC of Schedules 13D, 13F and 13G (or similar filings) as of any date, subject to our actual knowledge of the ownership of our common stock. Investors who file a Schedule 13G or Schedule 13D (or list our common stock in their Schedules 13F) may beneficially own 5% or more of our common stock for SEC reporting purposes but nonetheless may not be Section 382 5-percent shareholders and therefore their beneficial ownership will not result in a Section 382 ownership change.
The factors that must be considered in determining whether a Section 382 “ownership change” has occurred include the following:

•
All shareholders who each own less than 5% of the Company’s stock generally are aggregated into one or more “public groups,” each of which is treated as a Section 382 5-percent shareholder. Transactions in the public markets among shareholders who are members of a public group generally are excluded from the Section 382 calculation.

•	Sales of our stock by a Section 382 5-percent shareholder may, in turn, create a separate public group that is also treated as a Section 382 5-percent shareholder.

•
A public offering by us of our stock may create a new, separate public group that is treated as a Section 382 5-percent shareholder and therefore would contribute to an ownership change for Section 382 purposes.

•
There are several rules regarding the aggregation and segregation of shareholders who otherwise do not qualify as Section 382 5-percent shareholders. Ownership of stock is generally attributed to its ultimate beneficial owner without regard to ownership by

27

nominees, trusts, corporations, partnerships or other entities. Ownership is often attributed to pooled investment vehicles, such as mutual funds and hedge funds, but also to investment vehicles which coordinate their investment activities.

•
Acquisitions by a person that cause the person to become a Section 382 5-percent shareholder generally result in a 5% (or more) change in ownership for Section 382 purposes, regardless of the size of the final purchase(s) that caused the threshold to be exceeded.

•
Certain constructive ownership rules, which generally attribute ownership of stock owned by estates, trusts, corporations, partnerships or other entities to the ultimate indirect individual owner thereof, or to related individuals, are applied in determining the level of stock ownership of a particular shareholder. Special rules can result in the treatment of options (including warrants) or other similar interests as having been exercised if such treatment would result in an ownership change.

•
The repurchase of shares by the Company may increase the ownership of any Section 382 5-percent shareholders (including groups of shareholders who are not themselves 5-percent shareholders) and can contribute to an ownership change. In addition, it is possible that a repurchase of shares by the Company could cause a holder of less than 5% to become a Section 382 5-percent shareholder, resulting in a 5% (or more) change in ownership for Section 382 purposes.

Potential Anti-Takeover Impact
The Protective Amendment and the Plan are designed to preserve the long-term value of our accumulated net operating losses and is not intended to prevent a takeover of Ally. However, the Protective Amendment and the Plan could be deemed to have an “anti-takeover” effect because, among other things, it restricts the ability of a group to accumulate our capital stock above the applicable threshold. This effect is completely ancillary, and is not the intended purpose of the Protective Amendment and the Plan.
Potential Effects on Liquidity
The Protective Amendment and the Plan will restrict a stockholder’s ability to acquire, directly or indirectly, additional shares of our capital stock in excess of the specified limitations. Furthermore, a stockholder’s ability to dispose of our capital stock may be limited by reducing the class of potential acquirers for such capital stock. In addition, a stockholder’s ownership of our capital stock may become subject to the restrictions of the Protective Amendment and the Plan upon actions taken by persons related to, or affiliated with, them. Stockholders are advised to monitor carefully their ownership of our stock and consult their own legal advisors to determine whether their ownership of our stock approaches the restricted levels.
Potential Impact on the Value of Our Common Stock
If the Protective Amendment and the Plan are ratified, the Board intends to include a legend reflecting the transfer restrictions included in the Protective Amendment and the Plan on certificates representing newly issued or transferred shares, to disclose such restrictions to persons holding our capital stock in uncertificated form, and to disclose such restrictions to the public generally. Because certain buyers, including persons who wish to acquire more than 4.99% of our stock and certain institutional holders who may not be able or willing to hold stock with restrictive legends, may not be able to purchase our stock, the Protective Amendment and the Plan could depress the value of our stock.
THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” RATIFICATION OF THE PROTECTIVE AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION AND THE COMPANY’S EXISTING TAX ASSET PROTECTION PLAN.

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AUDIT COMMITTEE REPORT
In connection with the Company’s December 31, 2014 consolidated financial statements, the Audit Committee reviewed and discussed the audited financial statements with management and the specific disclosures contained in the Company’s Form 10-K, including “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” discussed with Deloitte & Touche LLP the matters required by Statement on Auditing Standards No. 61 and independence standards, and considered the compatibility of non-audit services with Deloitte & Touche LLP’s independence. The Audit Committee also reviewed independence disclosures from Deloitte & Touche LLP as required under applicable standards regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed the independence with the accountant. Fees for services provided by the Company’s principal independent registered public accounting firm, Deloitte & Touche LLP, for the years ended December 31, 2014 and 2013 are as follows:

($ in millions)	2014	2013
Audit fees (1)	$10	$14
Audit-related fees (2)	3	6
Audit and audit-related fees	13	20
Tax fees (3)	—	—
All other fees	—	—
Total fees	$13	$20

(1)
Audit fees include fees for the integrated audit of Ally’s annual Consolidated Financial Statements, reviews of interim financial statements included in Ally’s Quarterly Reports on Form 10-Q, and audit services in connection with statutory and regulatory filings. In addition, this category includes approximately $1 million in both 2014 and 2013, pertaining to services such as comfort letters for securities issuances and consents to the incorporation of audit reports in filings with SEC.

(2)
Audit-related fees include fees for assurance and related services that are traditionally performed by the principal accountant, including attest services related to servicing and compliance, agreed-upon procedures relating to securitizations and financial asset sales, internal control reviews, consultation concerning financial accounting and reporting standards, and audits in connection with acquisitions and divestitures.

(3)
Includes negligible amount of tax fees for services performed for tax compliance, tax planning, and tax advice, including preparation of tax returns and claims for refund, and tax payment-planning services. Tax planning and advice also include assistance with tax audits and appeals and tax advice related to specific transactions.

All services performed by Deloitte & Touche LLP in 2014 were preapproved in accordance with the Independent Auditor Services and Preapproval Policy of the Ally Audit Committee. This policy requires the independent registered public accounting firm to present the proposed audit services and related fees to the Ally Audit Committee for approval prior to the commencement of the services. Amounts exceeding the initially approved audit fees, or audit services not initially contemplated or considered during the initial approval, must be separately approved by the Committee.
The Ally Audit Committee must also preapprove all audit-related services, tax services, and all other services that are proposed to be provided by the independent registered public accounting firm. Similar to audit services, management and the independent registered public accounting firm annually present the proposed services and related fees to the Ally Audit Committee for approval prior to the commencement of services. The Committee's approval of the services and fees form the basis for an annual limit on such fees. The Committee periodically reviews the spending against these limits. Services that were not initially contemplated or considered during the initial approval must be separately approved by the Committee.
Based on these reviews and discussions, the Audit Committee recommended to the Board that the Company’s audited consolidated financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2014, filed with the Commission on February 27, 2015.
Audit Committee
Robert T. Blakely (Chair)
Mayree C. Clark
Mathew Pendo
John J. Stack
SUBMISSION OF STOCKHOLDER PROPOSALS AND NOMINATIONS
Any proposal that a stockholder wishes to submit for inclusion in Ally's proxy materials for the 2016 Annual Meeting of Stockholders ("2016 Annual Meeting") pursuant to SEC Rule 14a-8 must be received by Ally not later than December 10, 2015. Notice of any other proposal or director nomination that a shareholder wishes to submit for consideration at the 2016 Annual Meeting pursuant to Ally's bylaws must be delivered to Ally not earlier than 180 days and not later than 120 days prior to the 2016 Annual Meeting. The Company expects to announce the 2016 Annual Meeting date in a press release after the proxy statement is issued. Such other proposal or director nomination also must satisfy the information and other requirements specified in Ally’s bylaws, which are available on Ally’s web site at https://www.ally.com/resources/pdf/corporate/ally-bylaws.2014-07-07.pdf. Any stockholder proposal or director nomination submitted to Ally in connection with the 2016 Annual Meeting should be addressed to: Ally Financial Inc., c/o Corporate Secretary, 200 Renaissance Center, Mail Code 482-B09-C24, Detroit, Michigan 48265.
At the date of this Proxy Statement, we did not know of any matters to be raised at the Annual Meeting other than those referred to in this Proxy Statement. If you return your signed and completed proxy card or vote by telephone or on the internet and other matters are

29

properly presented at the Annual Meeting for consideration, the persons appointed by the Board as proxies will have the discretion to vote for you on such matters.
ELECTRONIC AVAILABILITY OF PROXY MATERIALS FOR 2015 ANNUAL MEETING
Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 28, 2015. This Proxy Statement and Ally Financial’s Annual Report to Stockholders and Form 10-K for fiscal year 2014 are available electronically at www.proxyvote.com.
OTHER INFORMATION
The management of the Company knows of no business other than that described above that will be presented for consideration at the meeting. If any other business properly comes before the meeting, it is the intention of the persons named in the proxies to vote such proxies thereon in accordance with their judgment.
The expense of this solicitation, including the cost of preparing and mailing this Proxy Statement, will be paid by the Company. Such expenses may also include the charges and expenses of banks, brokerage houses and other custodians, nominees or fiduciaries for forwarding proxies and proxy material to beneficial owners of shares.
HOUSEHOLDING
In certain instances one copy of the Company’s Annual Report or Proxy Statement is being delivered to two or more stockholders who share an address. Upon request, the Company will promptly deliver a separate copy of the Annual Report or Proxy Statement to a stockholder at a shared address to which a single copy of the documents was delivered. Conversely, stockholders sharing an address who are receiving multiple copies of Annual Reports or Proxy Statements may request delivery of a single copy.
Requests in this regard should be addressed to:
Ally Financial Inc. Corporate Secretary
200 Renaissance Center
Mail Code 482-B09-C24
Detroit, MI 48265
(866) 710-4623
The above Notice and Proxy Statement are sent by order of the Board of Directors.

Cathy L. Quenneville
Corporate Secretary
Detroit, Michigan
April 8, 2015

PLEASE COMPLETE AND RETURN YOUR PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF IT IS MAILED IN THE UNITED STATES OF AMERICA. ALTERNATIVELY, YOU MAY VOTE BY TELEPHONE OR INTERNET AS DESCRIBED ON THE PROXY CARD.

ALLY FINANCIAL INC. 200 RENAISSANCE CENTER, 482-B09-C24 DETROIT, MI 48265
VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 27, 2015. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 27, 2015. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

STOCKHOLDER MEETING REGISTRATION:
To vote and/or attend the meeting, go to "stockholder meeting registration" link at www.proxyvote.com no later than 11:59 p.m. Eastern Time on May 25, 2015.

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TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M76139-P53899	KEEP THIS PORTION FOR YOUR RECORDS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
ALLY FINANCIAL INC.
			For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR the following:			❑	❑	❑

1.	Election of Directors:

Nominees:
	01) Franklin W. Hobbs	06) Marjorie Magner
	02) Robert T. Blakely	07) Mathew Pendo
	03) Mayree C. Clark	08) John J. Stack
	04) Stephen A. Feinberg	09) Jeffrey J. Brown
	05) Kim S. Fennebresque	10) Kenneth J. Bacon

The Board of Directors recommends you vote FOR the following proposal:							For	Against	Abstain

2.	Advisory vote to approve executive compensation.						❑	❑	❑

The Board of Directors recommends you vote 1 YEAR for the following proposal:						1 Year	2 Years	3 Years	Abstain

3.	Advisory vote to approve the frequency of a stockholder advisory vote on executive compensation.					❑	❑	❑	❑

The Board of Directors recommends you vote FOR the following proposals:							For	Against	Abstain

4.	Ratification of the action of the Audit Committee of the Board of Directors in appointing Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2015.						❑	❑	❑

5.	Ratification of the protective amendment to the Company's Amended and Restated Certificate of Incorporation and the Company's existing Tax Asset Protection Plan.						❑	❑	❑

NOTE: The proxies may vote in their discretion on any other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

	Signature [PLEASE SIGN WITHIN BOX]	Date		Signature (Joint Owners)			Date

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement, Annual Report and Form 10-K are available at www.proxyvote.com.
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
M76140-P53899
ALLY FINANCIAL INC. Annual Meeting of Stockholders May 28, 2015 9:00 AM This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Jeffrey J. Brown and Cathy L. Quenneville or either of them, as proxies, each with the power to appoint his/her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common stock of ALLY FINANCIAL INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 AM, EDT on May 28, 2015, at the Renaissance Conference Center, Renaissance Center Tower 300, Level 2, Detroit, Michigan 48243, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

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Appendix A
Protective Amendment
Ally Financial Inc.
Certificate of Amendment of
Amended and Restated Certificate of Incorporation
Ally Financial Inc., a corporation organized and existing under the laws of the State of Delaware (“Corporation”), pursuant to Section 242 of the General Corporation Law of the State of Delaware, hereby certifies that:
FIRST, the name of the Corporation is Ally Financial Inc.
SECOND, the Amended and Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on November 20, 2013.
THIRD, this Certificate of Amendment, which was duly adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware, amends Section A.2. of Article IV of the Amended and Restated Certificate of Incorporation so that, as amended, it reads as follows:
2. Subject to increase or decrease in accordance with Paragraph 2 of Exhibit J, 394,807,092 shares are shares of preferred stock, $0.01 par value per share (“Preferred Stock”) of which:

•	160,870,560 are designated as Preferred Stock, Series A (“GM Preferred Stock”)

•	8,330 are designated as Preferred Stock, Series C

•	2,576,601 are designated as Preferred Stock, Series E (“Class E Preferred Stock”)

•	228,750,000 are designated as Preferred Stock, Series F-2 (“Class F-2 Preferred Stock”)

•	2,576,601 are designated as Preferred Stock, Series G (“Class G Preferred Stock”)

•	Subject to increase or decrease in accordance with Paragraph 2 of Exhibit J, 15,000 are designated as Preferred Stock, Series H (“Class H Preferred Stock” )
in each case, upon the applicable terms, designations, powers and preferences as set forth in the applicable exhibit to this Certificate of Incorporation.
FOURTH, this Certificate of Amendment, which was duly adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware, amends the Amended and Restated Certificate of Incorporation to insert EXHIBIT I and EXHIBIT J of this Certificate of Amendment as EXHIBIT I and EXHIBIT J, respectively, to the Amended and Restated Certificate of Incorporation.

A - 1

EXHIBIT I

A.
Definitions. As used in this Exhibit I, the following capitalized terms have the following meanings when used herein with initial capital letters (and any references to any portions of Treas. Reg. § 1.382–2T shall include any successor provisions):

1.	“Agent” has the meaning set forth in Section E. of this Exhibit I.

2.	“Board of Directors” or “Board” means the Board of Directors of the Corporation, including any duly authorized committee of the Board.

3.	“Business Day” means any day other than a Saturday, a Sunday, or a day on which banking institutions in New York, New York are generally authorized or obligated by law or executive order to close.

4.	“Bylaws” means the bylaws of the Corporation, as they may be amended from time to time.

5.	A Person is deemed the “Beneficial Owner”, and to have “Beneficial Ownership” of, and to “Beneficially Own”, any securities of the Corporation that:

(i)	such Person is considered to own under general federal income tax principles,

(ii)	such Person would be deemed to indirectly or constructively own for purposes of Section 382 of the Code and the Treasury Regulations promulgated thereunder or

(iii)
any other Person Beneficially Owns, but only if such Person and such other Person are part of the same group of Persons that, with respect to such security, are treated as one “entity” as defined under Treasury Regulation 1.382-3(a)(1).

6.	“Close of Business” on any given date means 5:00 p.m., New York City time on such date, or, if such date is not a Business Day, 5:00 p.m. New York City time on the next succeeding Business Day.

7.	“Code” means the United States Internal Revenue Code of 1986, as amended from time to time, including any successor statute.

8.	“Common Stock” means the common stock, par value $0.01 per share, of the Corporation and shares of capital stock of the Corporation issued in exchange or substitution for such Common Stock.

9.	“Corporation Security” or “Corporation Securities” means any of the following:

(i)	shares of Common Stock,

(ii)	warrants, rights, or options (including options within the meaning of Treas. Reg. § 1.382–2T(h)(4)(v) and Treas. Reg. § 1.382–4(d)(9)) to purchase Securities of the Corporation and

(iii)	any Stock;
provided, however, that “Corporation Security” or “Corporation Securities” does not mean shares of the Participating Preferred Stock, Series H, par value $0.01 per share, of the Corporation.

10.	“Excess Securities” has the meaning given such term in Section D.1. of this Exhibit I.

11.	“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

12.	“Existing Holder” means a Person who is a Five Percent Stockholder as of January 10, 2014.

13.	“Expiration Date” means the earliest of:

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(i)	the Close of Business on the date of the third annual meeting of the stockholders of the Corporation following the Corporation’s 2014 Annual Meeting of the Stockholders;

(ii)
the date upon which the Board of Directors receives, at the Board’s request, a report from the Corporation’s advisors to the effect that due to the repeal of Section 382 of the Code, or any other change in law, this Exhibit I is no longer necessary for the preservation of Tax Benefits;

(iii)
the first day of any taxable year of the Corporation with respect to which the Board of Directors receives, at the Board’s request, a report from the Corporation’s advisors to the effect that no Tax Benefits may be carried forward; or

(iv)	such date as the Board of Directors determines for the restrictions set forth in Section B of this Exhibit I to terminate.

14.	“Five Percent Transaction” has the meaning set forth in Section B.1. of this Exhibit I.

15.	“Five Percent Stockholder” means a Person with a Beneficial Ownership of 4.99% or more of:

(i)	the Common Stock then outstanding or

(ii)	any class of Stock (other than Common Stock) then outstanding.

16.
“Market Price” per share of any securities of the Corporation on any date means the average of the daily closing prices per share of such securities (determined as described below) on each of the 20 consecutive Trading Days through and including the Trading Day immediately preceding such date; provided, however, that if any dividend, share split or any analogous event, shall have caused the closing prices used to determine the Market Price on any Trading Days during such period of 20 Trading Days not to be comparable with the closing price on such date, each such closing price so used shall be appropriately adjusted by the Board of Directors in order to make it comparable with the closing price on such date.

As used in the definition of “Market Price”, the “closing price per share” of any securities of the Corporation on any Trading Day means: the last reported sale price, regular way, or, in case no such sale takes place or is quoted on such date, the average of the closing bid and asked prices, regular way, for each share of such securities, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed on the New York Stock Exchange, or

(i)
if the securities are not listed on the New York Stock Exchange, as reported on the NASDAQ Stock Market or, if the securities are not listed on the New York Stock Exchange or NASDAQ Stock Market, as reported in the principal consolidated transaction reporting system with respect to the principal national securities exchange on which the securities are listed or admitted to trading or,

(ii)	if the securities are not listed or admitted to trading on any national securities exchange, as reported by such other quotation system then in use or,

(iii)
if on any such Trading Day the securities are not listed or admitted to trading on any national securities exchange or quoted by any such quotation system, the average of the closing bid and asked prices in the over-the-counter market as furnished by a professional market maker making a market in the securities selected by the Board of Directors; or

(iv)
if on any such Trading Day the securities are not listed or admitted to trading on a national securities exchange or traded in the over-the-counter market, then “closing price per share” of such securities on such date means the fair market value per share of such securities on such Trading Day as determined in good faith by the Board of Directors, after consultation with a nationally recognized investment banking firm.

17.
“Person” means (i) any individual, firm, partnership, limited liability company, trust, association, limited liability partnership, corporation or other “entity” within the meaning of Treasury Regulation Section 1.382-3(a)(1)(i), including any successor (by merger or otherwise) of any such entity and (ii) the U.S. Government and any agency or instrumentality thereof.

18.	“Prohibited Distributions” means any and all dividends or other distributions paid by the Corporation with respect to any Excess Securities received by a Purported Transferee.

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19.	“Prohibited Transfer” means any Transfer or purported Transfer of Corporation Securities to the extent that such Transfer is prohibited and/or void under this Exhibit I.

20.	“Proposed Transaction” has the meaning set forth in Section C.2. of this Exhibit I.

21.	“Purported Transferee” has the meaning set forth in Section D.1. of this Exhibit I.

22.	“Registration Rights Agreement” means the agreement contained in Exhibit F of the Bylaws of the Corporation.

23.	“Request” has the meaning set forth in Section C.2. of this Exhibit I.

24.	“Requesting Person” has the meaning set forth in Section C.2. of this Exhibit I.

25.	“Securities” and “Security” each has the meaning set forth in Section G. of this Exhibit I.

26.	“Security Entitlement” has the meaning set forth in Section 8–102(a)(17) of the Delaware Uniform Commercial Code, as amended from time to time.

27.	“Stock” means any interest or Security Entitlement of the Corporation that would be treated as “stock” of the Corporation pursuant to Treas. Reg. § 1.382–2(a)(3) or Treas. Reg. § 1.382–2T(f)(18).

28.
“Subsidiary” or “Subsidiaries” of any specified Person means any corporation or other entity a majority of the voting power of the equity securities or a majority of the equity or membership interest is Beneficially Owned, directly or indirectly, by such Person.

29.
“Tax Benefits” includes the net operating loss carryovers, capital loss carryovers, general business credit carryovers, alternative minimum tax credit carryovers and foreign tax credit carryovers, as well as any loss or deduction attributable to a “net unrealized built-in loss” of the Corporation or any of its Subsidiaries as of December 31, 2013, within the meaning of Section 382 of the Code.

30.
“Trading Day,” when used with respect to any securities of the Corporation, means a day on which the New York Stock Exchange is open for the transaction of business or, if such securities are not listed or admitted to trading on the New York Stock Exchange, a day on which the principal national securities exchange on which such securities are listed or admitted to trading is open for the transaction of business or, if such securities are not listed or admitted to trading on any national securities exchange, a day on which the principal automated quotation system that reports trading in such securities is open for transaction of business or, if such securities are not listed on a national securities exchange or quoted on an automated quotation system, a Business Day.

31.
“Transfer” means any direct, indirect or deemed sale, transfer, assignment, conveyance, pledge or other disposition or other action taken by a Person, other than the Corporation or any of its Subsidiaries, that alters the Beneficial Ownership of any Person, including the creation or grant of an option (including an option within the meaning of Treas. Reg. § 1.382–2T(h)(4)(v) or Treas. Reg. § 1.382–4(d)(9)) and the issuance by the Corporation of Stock upon the exercise of an option or warrant, but excluding:

(i)	the creation or grant of an option by the Corporation or

(ii)	the issuance or grant of Stock by the Corporation (except for stock issued upon the exercise of any warrant issued by the Corporation).

32.	“Transferee” means, with respect to any Transfer, any Person to whom Corporation Securities are, or are proposed to be, Transferred.

33.	“Transferor” means, with respect to any Transfer, any Person by or from whom Corporation Securities are, or are proposed to be, Transferred.

34.	“Treasury Regulations” means the regulations, including temporary regulations or any successor regulations promulgated under the Code, as amended from time to time.

B.	Transfer and Ownership Restrictions.

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1.
In order to preserve the Corporation’s ability to use the Tax Benefits to offset income or tax on such income, until the Expiration Date no Person (including for the avoidance of doubt the U.S. Government or any agency or instrumentality thereof) other than the Corporation shall, except as provided in Section C.1. below, Transfer to any Person (and any such attempted Transfer shall be void ab initio), any direct or indirect interest in any Corporation Securities to the extent that such Transfer, if effective, would cause the transferee or any other Person to become a Five Percent Stockholder, or would cause the Beneficial Ownership of a Five Percent Stockholder to increase (any such Transfer, a “Five Percent Transaction”). The prior sentence shall not preclude either the Transfer to the Depository Trust Company (“DTC”), Clearing and Depository Services (“CDS”) or to any other securities intermediary, as such term is defined in § 8-102(a)(14) of the Delaware Uniform Commercial Code, of Corporation Securities not previously held through DTC, CDS or such intermediary or the settlement of any transactions in the Corporation Securities entered into through the facilities of a national securities exchange, any national securities quotation system or any electronic or other alternative trading system; provided that, if such Transfer or the settlement of the transaction would result in a Prohibited Transfer, such Transfer shall nonetheless be a Prohibited Transfer subject to all of the provisions and limitations set forth in the remainder of this Exhibit I.

C.	Exceptions; Waiver of Transfer and Ownership Restrictions.

1.	Any Transfer of Corporation Securities that would otherwise be prohibited pursuant to Section B.1. of this Exhibit I shall nonetheless be permitted if:

(i)
prior to such Transfer being consummated (or, in the case of an involuntary Transfer, as soon as practicable after the transaction is consummated), the Board of Directors approves the Transfer in accordance with Section C.2. or C.3. of this Exhibit I (such approval may relate to a Transfer or series of identified Transfers and may provide the effective time of such transfer which could be retroactive);

(ii)
such Transfer is pursuant to any transaction, including, but not limited to, a merger, consolidation, mandatory share exchange or other business combination in which all holders of Corporation Securities receive, or are offered the same opportunity to receive, cash or other consideration for all such Corporation Securities, and upon the consummation of which the acquiror owns at least a majority of the outstanding shares of Common Stock;

(iii)
such Transfer is a Transfer to any employee stock ownership or other employee benefit plan of the Corporation or a Subsidiary of the Corporation (or any entity or trustee holding shares of Common Stock for or pursuant to the terms of any such plan or for the purpose of funding any such plan or funding other employee benefits for employees of the Corporation or of any Subsidiary of the Corporation); or

(iv)
such Transfer is a Transfer to any underwriter, dealer or initial purchaser (within the meaning of “underwriter” in Treas. Reg. § 1.382-3(j)(7), as determined by the Board of Directors) from (x) an “Eligible Holder” (as such term is defined in the Registration Rights Agreement) for resale in a transaction contemplated by the Registration Rights Agreement or (y) the United States Department of the Treasury for resale in a similar transaction contemplated by any other agreement with the Corporation which grants the United States Department of the Treasury registration rights; provided, however, that Transfers by such underwriter, dealer or initial purchaser in such offering remain subject to this Exhibit I.

2.
The restrictions contained in this Exhibit I are for the purposes of reducing the risk that any “ownership change” (as defined in the Code) with respect to the Corporation may limit the Corporation’s ability to utilize its Tax Benefits. The restrictions set forth in Section B.1. of this Exhibit I shall not apply to a proposed Transfer that is a Five Percent Transaction if the Transferor or the Transferee obtains the authorization of the Board of Directors in the manner described below.

(i)
In connection therewith, and to provide for effective policing of these provisions, any Person who desires to effect a transaction that may be a Five Percent Transaction (a “Requesting Person”) shall, prior to the date of such transaction for which the Requesting Person seeks authorization (the “Proposed Transaction”), request in writing (a “Request”) that the Board of Directors review the Proposed Transaction and authorize or not object to the Proposed Transaction in accordance with this Section C.2. A Request shall be delivered by registered mail, return receipt requested, to the Secretary of the Corporation at the Corporation’s principal executive office. Such Request shall be deemed to have been made when actually received by the Corporation. A Request shall include:

(a)	the name and address and telephone number of the Requesting Person;

(b)	the number and percentage of Corporation Securities then Beneficially Owned by the Requesting Person, together with all Affiliates of the Requesting Person, and

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(c)
a reasonably detailed description of the Proposed Transaction or Proposed Transactions by which the Requesting Person would propose to effect a Five Percent Transaction and the proposed tax treatment thereof.

(ii)
The Board of Directors shall, in good faith, endeavor to respond to a Request within forty-five (45) Business Days of receiving such Request; provided that the failure of the Board of Directors to make a determination within such period shall be deemed to constitute the denial by the Board of Directors of the Request.

(iii)
The Requesting Person shall respond promptly to reasonable and appropriate requests for additional information from the Corporation or the Board of Directors and its advisors to assist the Board of Directors in making its determination. The Board of Directors shall only authorize a Proposed Transaction if it receives, at the Board’s request, a report from the Corporation’s advisors to the effect that the Proposed Transaction does not create a significant risk of material adverse tax consequences to the Corporation or the Board of Directors otherwise determines in its sole discretion that granting the Request is in the best interests of the Corporation. Any Request may be submitted on a confidential basis and, except to the extent (x) required by applicable law or regulation, (y) required pursuant to a valid and effective subpoena, order, or request issued by a court of competent jurisdiction or by a governmental or regulatory body or authority or (z) provided to regulatory or governmental authorities with jurisdiction over the Corporation and its affiliates, the Corporation shall maintain the confidentiality of such Request and the determination of the Board of Directors with respect thereto for a period of three years from the date of the Request, unless the information contained in the Request or the determination of the Board of Directors with respect thereto otherwise becomes publicly available.

(iv)
The Request shall be considered and evaluated by directors serving on the Board of Directors who are independent of the Corporation and the Requesting Person and disinterested with respect to the Request, who shall constitute a committee of the Board for this purpose, and the action of a majority of such independent and disinterested directors, or any committee of the Board consisting solely of these directors, shall be deemed to be the determination of the Board of Directors for purposes of such Request. Furthermore, the Board of Directors shall approve within twenty (20) Business Days of receiving a Request as provided in this Section C.2. of:

(x)
any proposed Transfer that does not cause any aggregate increase in the Beneficial Ownership of Stock by Five Percent Stockholders (as determined after giving effect to the proposed Transfer) over the lowest Beneficial Ownership of Stock by such Five Percent Stockholders (as determined immediately before the proposed Transfer) at any time during the relevant testing period, in all cases for purposes of Section 382 of the Code

(y)
any proposed Transfer by the United States Department of the Treasury if such proposed Transfer and all prior and anticipated Transfers or other transactions effected or expected to be effected during the relevant testing period (including, without limitation, any possible Transfer by an Existing Holder (other than the United States Department of the Treasury) that would effect an “owner shift” (as defined in the Code)) do not result in an aggregate “owner shift” (as defined in the Code) of more than 40 percentage points as determined for purposes of Section 382 of the Code, taking into account both the Regulations thereunder and the provisions of IRS Notice 2010-2, insofar as they are relevant in determining, among other things, whether the Beneficial Ownership of any Five Percent Stockholder has increased and

(z)
any proposed acquisition by an Existing Holder (other than the United States Department of the Treasury), if such proposed acquisition and all prior and anticipated acquisitions or transactions effected or expected to be effected during the relevant testing period does not result in any Existing Holder (other than the United States Department of the Treasury) being the Beneficial Owner of more than 9.9% of the outstanding Common Stock for purposes of Section 382 of the Code.

For the avoidance of doubt, for purposes clauses (iv)(x), (y) and (z) above, all Transfers shall be taken into account notwithstanding that pursuant to Notice 2008-84 (and any regulations issued pursuant thereto) no testing date may have occurred with respect to such Transfer.

3.
In addition to Section C.2., the Board of Directors may determine that the restrictions set forth in Section B.1. of this Exhibit I shall not apply to any particular transaction or transactions, whether or not a request has been made to the Board of Directors, including a Request pursuant to Section C.2. of this Exhibit I, subject to any conditions that it deems reasonable and appropriate in connection therewith. Any determination of the Board of Directors hereunder may be made prospectively or retroactively.

4.	The Board of Directors, to the fullest extent permitted by law, may exercise the authority granted by this Exhibit I through duly authorized officers or agents of the Corporation.

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D.	Excess Securities.

1.
Neither the Corporation nor any of its agents shall record any Prohibited Transfer, and the purported Transferee of such a Prohibited Transfer (the “Purported Transferee”) shall not be recognized as a stockholder of the Corporation for any purpose whatsoever in respect of the Corporation Securities which are the subject of the Prohibited Transfer (the “Excess Securities”). Until the Excess Securities are acquired by another Person in a Transfer that is not a Prohibited Transfer, the Purported Transferee shall not be entitled to any rights with respect to the Excess Securities, including rights of stockholders of the Corporation with respect to such Excess Securities, including, without limitation, the right to vote such Excess Securities and to receive dividends or distributions, whether liquidating or otherwise, in respect thereof, if any, and the Excess Securities shall be deemed to remain with the Transferor unless and until the Excess Securities are transferred to the Agent pursuant to Section E of this Exhibit I or until an approval is obtained under Section C of this Exhibit I. After the Excess Securities have been acquired in a Transfer that is not a Prohibited Transfer, the Corporation Securities shall cease to be Excess Securities. For this purpose, any Transfer of Excess Securities not in accordance with the provisions of this Section D or Section E of this Exhibit I shall also be a Prohibited Transfer.

2.
The Corporation may make such arrangements or issue such instructions to its stock transfer agent as may be determined by the Board of Directors to be necessary or advisable to implement this Exhibit I, including, without limitation, authorizing, in accordance with Section I of this Exhibit I, such transfer agent to require an affidavit from a Purported Transferee regarding such Person’s Beneficial Ownership of Stock and other evidence that a Transfer will not be prohibited by this Exhibit I as a condition to registering any Transfer.

E.
Transfer to Agent. If the Board of Directors determines that a Transfer of Corporation Securities constitutes a Prohibited Transfer then, upon written demand by the Corporation sent within thirty (30) days of the date on which the Board of Directors determines that the attempted Transfer constitutes a Prohibited Transfer, the Purported Transferee shall transfer or cause to be transferred any certificate or other evidence of ownership of the Excess Securities within the Purported Transferee’s possession or control, together with any Prohibited Distributions, or, in the case of uncertificated Stock, shall automatically be deemed to be transferred to an agent designated by the Board of Directors (the “Agent”). The Agent shall thereupon sell to a buyer or buyers, which may include the Corporation, the Excess Securities transferred to it in one or more arm’s-length transactions (on the public securities market on which such Excess Securities are traded, if possible, or otherwise privately); provided, however, that any such sale must not constitute a Prohibited Transfer; and provided further that the Agent shall effect such sale or sales in an orderly fashion and shall not be required to effect any such sale within any specific time frame if, in the Agent’s discretion, such sale or sales would disrupt the market for the Corporation Securities, would otherwise adversely affect the value of the Corporation Securities or would be in violation of applicable securities laws. If the Purported Transferee has resold the Excess Securities before receiving the Corporation’s demand to surrender Excess Securities to the Agent, the Purported Transferee shall be deemed to have sold the Excess Securities for the Agent, and shall be required to transfer to the Agent any Prohibited Distributions and proceeds of such sale, except to the extent that the Corporation grants written permission to the Purported Transferee to retain a portion of such sales proceeds and Prohibited Distributions not exceeding the amount that the Purported Transferee would have received from the Agent pursuant to Section F of this Exhibit I if the Agent rather than the Purported Transferee had resold the Excess Securities for an amount equal to the proceeds of such sale by the Purported Transferee (and taking into account only the actual costs incurred by the Agent).

F.
Application of Proceeds and Prohibited Distributions. The Agent shall apply any proceeds of a sale by it of Excess Securities and, if the Purported Transferee has previously resold the Excess Securities, any amounts received by the Agent from a Purported Transferee, together, in either case, with any Prohibited Distributions, as follows:

1.	first, such amounts shall be paid to the Agent to the extent necessary to cover its costs and expenses incurred in connection with its duties hereunder;

2.
second, any remaining amounts shall be paid to the Purported Transferee, up to the amount paid by the Purported Transferee for the Excess Securities (or the Market Price at the time of the Transfer, in the event the purported Transfer of the Excess Securities was, in whole or in part, a gift, inheritance or similar Transfer); and

3.
third, any remaining amounts shall be paid to the Transferor that was party to the subject Prohibited Transfer, or, if the Transferor that was party to the subject Prohibited Transfer cannot be readily identified, to one or more organizations qualifying under section 501(c)(3) of the Code (or any comparable successor provision) selected by the Board of Directors.

The Purported Transferee of Excess Securities shall have no claim, cause of action or any other recourse whatsoever against any Transferor of Excess Securities. The Purported Transferee’s sole right with respect to such shares shall be limited to the amount payable to the Purported Transferee pursuant to this Section F. In no event shall the proceeds of any sale of Excess Securities pursuant to this Section F inure to the benefit of the Corporation or the Agent, except to the extent used to cover costs and expenses incurred by the Agent in performing its duties hereunder.

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G.
Modification of Remedies for Certain Indirect Transfers. In the event of any Transfer that does not involve a transfer of securities of the Corporation within the meaning of Delaware law (“Securities,” and individually, a “Security”) but which would cause the transferee or any other Person to become a Five Percent Stockholder, or would cause the Beneficial Ownership of a Five Percent Stockholder to increase, the application of Section E and Section F of this Exhibit I shall be modified as described in this Section G. In such case, no such Five Percent Stockholder shall be required to dispose of any interest that is not a Security, but such Five Percent Stockholder and/or any Person whose ownership of Securities is attributed to such Five Percent Stockholder shall be deemed to have disposed of and shall be required to dispose of sufficient Securities (which Securities shall be disposed of in the inverse order in which they were acquired) to cause such Five Percent Stockholder, following such disposition, not to be in violation of this Exhibit I. Such disposition shall be deemed to occur simultaneously with the Transfer giving rise to the application of this provision, and such number of Securities that are deemed to be disposed of shall be considered Excess Securities and shall be disposed of through the Agent as provided in Sections E and F of this Exhibit I, except that the maximum aggregate amount payable either to such Five Percent Stockholder, or to such other Person that was the direct holder of such Excess Securities, in connection with such sale shall be the Market Price of such Excess Securities at the time of the purported Transfer. All expenses incurred by the Agent in disposing of such Excess Securities shall be paid out of any amounts due such Five Percent Stockholder or such other Person. The purpose of this Section G is to extend the restrictions in Sections B and D of this Exhibit I to situations in which there is a Five Percent Transaction without a direct Transfer of Securities, and this Section G, along with the other provisions of this Exhibit I, shall be interpreted to produce the same results, with differences as the context requires, as a direct Transfer of Corporation Securities.

H.
Legal Proceedings: Prompt Enforcement. If the Purported Transferee fails to surrender the Excess Securities or the proceeds of a sale thereof, in either case, with any Prohibited Distributions, to the Agent within thirty (30) days from the date on which the Corporation makes a written demand pursuant to Section E of this Exhibit I (whether or not made within the time specified in Section E of this Exhibit I), then the Corporation may take any actions it deems necessary to enforce the provisions hereof, including the institution of legal proceedings to compel the surrender. Nothing in this Section H shall (a) be deemed inconsistent with any Transfer of the Excess Securities provided in this Exhibit I being void ab initio, (b) preclude the Corporation in its discretion from immediately bringing legal proceedings without a prior demand or (c) cause any failure of the Corporation to act within the time periods set forth in Section E of this Exhibit I to constitute a waiver or loss of any right of the Corporation under this Exhibit I.

The Board of Directors may authorize such additional actions as it deems advisable to give effect to the provisions of this Exhibit I.

I.
Obligation to Provide Information. As a condition to the registration of the Transfer of any Stock, any Person who is a beneficial, legal or record holder of Stock, and any proposed Transferee and any Person controlling, controlled by or under common control with the proposed Transferee, shall provide such information, to the extent reasonably available and legally permissible, as the Corporation may reasonably request from time to time in order to determine compliance with this Exhibit I or the status of the Tax Benefits of the Corporation.

J.
Legends. The Board of Directors may require that the registration of the Stock on the stock transfer books of the Corporation, or any certificates issued by the Corporation evidencing ownership of a share of Stock, that is subject to the restrictions on transfer and ownership contained in this Exhibit I bear the following legend:

“THE TRANSFER OF SECURITIES REPRESENTED HEREBY IS SUBJECT TO RESTRICTION PURSUANT TO EXHIBIT I OF THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF ALLY FINANCIAL INC., AS AMENDED AND IN EFFECT FROM TIME TO TIME, A COPY OF WHICH MAY BE OBTAINED FROM THE CORPORATION UPON REQUEST.”
The Board of Directors may also require that any certificates or other evidence of ownership issued by the Corporation evidencing ownership of shares of Stock that are subject to conditions imposed by the Board of Directors under Section C of this Exhibit I also bear a conspicuous legend referencing the applicable restrictions.
The Corporation may make appropriate notations upon its stock transfer records or other evidence of ownership and to instruct any transfer agent, registrar, securities intermediary or depository with respect to the requirements of this Exhibit I for any uncertificated Corporation Securities or Corporation Securities held in an indirect holding system.

K.	Authority of Board of Directors.

1.
All determinations and interpretations of the Board of Directors shall be interpreted or determined, as the case may be, by the Board of Directors, in its sole discretion and shall be conclusive and binding for all purposes of this Exhibit I.

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2.
The Board of Directors shall have the power to determine all matters necessary for assessing compliance with this Exhibit I, including, without limitation, (i) the identification of Five Percent Stockholders, (ii) whether a Transfer is a Five Percent Transaction or a Prohibited Transfer, (iii) the Beneficial Ownership in the Corporation of any Five Percent Stockholder, (iv) whether an instrument constitutes a Corporation Security, (v) the amount (or Market Price) due to a Purported Transferee pursuant to Sections E and F of this Exhibit I, and (vi) any other matters which the Board of Directors determines to be relevant; and the good faith determination of the Board of Directors on such matters shall be conclusive and binding for all the purposes of this Exhibit I. In addition, the Board of Directors may, to the extent permitted by law, from time to time establish, modify, amend or rescind by-laws, regulations and procedures of the Corporation not inconsistent with the provisions of this Exhibit I for purposes of determining whether any Transfer of Corporation Securities would jeopardize the Corporation’s ability to preserve and use the Tax Benefits and for the orderly application, administration and implementation of this Exhibit I.

3.
Nothing contained in this Exhibit I shall limit the authority of the Board of Directors to take such other action to the extent permitted by law as it deems necessary or advisable to protect the Corporation and its stockholders in preserving the Tax Benefits. Without limiting the generality of the foregoing, in the event of a change in law making one or more of the following actions necessary or desirable, the Board of Directors may, by adopting a written resolution, and without any further action by the stockholders of the Corporation, (i) modify the definition of Beneficial Ownership in the Corporation, Five Percent Stockholder or the Persons covered by this Exhibit I, (ii) modify the definitions of any other terms set forth in this Exhibit I or (iii) modify the terms of this Exhibit I as appropriate, in each case, in order to prevent an ownership change for purposes of Section 382 of the Code (or other sections of the Code or any similar state law, if applicable) as a result of any changes in applicable law or otherwise; provided, however, that the Board of Directors shall not cause there to be such modification unless it receives a report, at the Board’s request, from the Corporation’s advisors to the effect that such action is reasonably necessary or advisable to preserve the Tax Benefits or that the continuation of certain restrictions is no longer reasonably necessary for the preservation of the Tax Benefits. The Board shall cause the prompt public announcement of such modification in such manner as the Board determines appropriate under the circumstances. In the case of an ambiguity in the application of any of the provisions of this Exhibit I, including any definition used herein, the Board of Directors shall have the power to determine the application of such provisions with respect to any situation based on its reasonable belief, understanding or knowledge of the circumstances. In the event this Exhibit I requires an action by the Board of Directors but fails to provide specific guidance with respect to such action, the Board of Directors shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of this Exhibit I. All such actions, calculations, interpretations and determinations that are done or made by the Board of Directors in good faith shall be conclusive and binding on the Corporation, the Agent, and all other Persons for all other purposes of this Exhibit I. The Board of Directors may delegate all or any portion of its duties and powers under this Exhibit I to a committee of the Board of Directors as it deems necessary or advisable and, to the fullest extent permitted by law, may exercise the authority granted by this Exhibit I through duly authorized officers or agents of the Corporation.

L.
Reliance. To the fullest extent permitted by law, the Corporation and the members of the Board of Directors shall be fully protected in relying in good faith upon the information, opinions, reports or statements of the chief executive officer, the chief financial officer, the chief accounting officer or the corporate controller or other officers of the Corporation or of the Corporation’s legal counsel, independent auditors, transfer agent, investment bankers or other employees and representatives in making the determinations and findings contemplated by this Exhibit I, and the members of the Board of Directors shall not be responsible for any good faith errors made in connection therewith. For purposes of determining the existence and identity of, and the amount of any Corporation Securities Beneficially Owned by any stockholder, the Corporation is entitled to rely on the existence and absence of filings of Schedule 13D or 13G under the Exchange Act (or similar filings), as of any date, subject to its actual knowledge of the ownership of Corporation Securities.

M.
Benefits of This Exhibit I. Nothing in this Exhibit I shall be construed to give to any Person other than the Corporation or the Agent any legal or equitable right, remedy or claim under this Exhibit I. This Exhibit I shall be for the sole and exclusive benefit of the Corporation and the Agent.

N.
Severability. The purpose of this Exhibit I is to facilitate the Corporation’s ability to maintain or preserve its Tax Benefits. If any provision of this Exhibit I or the application of any such provision to any Person or under any circumstance shall be held invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision of this Exhibit I.

O.	Waiver. With regard to any power, remedy or right provided herein or otherwise available to the Corporation or the Agent under this Exhibit I:

1.	no waiver will be effective unless expressly contained in a writing signed by the waiving party, and

2.	no alteration, modification or impairment will be implied by reason of any previous waiver, extension of time, delay or omission in exercise, or other indulgence.

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P.
Limitation of Liability. To the maximum extent permitted by Delaware law, no director of the Corporation shall be liable for any breach of any duty under this Exhibit I, it being understood that no director shall be responsible to the Corporation, any stockholder or any other Person for any action taken or omitted to be taken under this Exhibit I. In particular, without creating any liability to any Person, the Board of Directors may distinguish between stockholders in connection with any Request under this Exhibit I.

Q.
Termination. In the case of a termination of this Exhibit I pursuant to clauses (ii), (iii) or (iv) in the definition of “Expiration Date,” the Corporation will issue promptly a public announcement of such termination in such manner as the Board determines is appropriate under the circumstances.

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EXHIBIT J
PARTICIPATING PREFERRED STOCK,
SERIES H, OF ALLY FINANCIAL INC.
1. The distinctive serial designation of this series shall be “Participating Preferred Stock, Series H” (hereinafter called “this Series”). Each share of this Series shall be identical in all respects with the other shares of this Series except as to the dates from and after which dividends thereon shall be cumulative.
2. The number of shares in this Series shall initially be 15,000, which number may from time to time be increased or decreased (but not below the number then outstanding) by the Board of Directors. Shares of this Series purchased by the Corporation shall be cancelled and shall revert to authorized but unissued shares of Preferred Stock undesignated as to series. Shares of this Series may be issued in fractional shares which are whole number multiples of one one-hundredth of a share, which fractional shares shall entitle the holder, in proportion to such holder’s fractional share, to all rights of a holder of a whole share of this Series.
3. The holders of full or fractional shares of this Series shall be entitled to receive, when and as declared by the Board of Directors, but only out of funds legally available therefor, dividends, (A) on each date that dividends or other distributions (other than dividends or distributions payable in Common Stock of the Corporation) are payable on or in respect of Common Stock comprising part of the Reference Package (as defined below), in an amount per whole share of this Series equal to the aggregate amount of dividends or other distributions (other than dividends or distributions payable in Common Stock of the Corporation) that would be payable on such date to a holder of the Reference Package and (B) on the last day of March, June, September and December in each year, in an amount per whole share of this Series equal to the excess (if any) of $4,218.75 over the aggregate dividends paid per whole share of this Series during the three month period ending on such last day. Each such dividend shall be paid to the holders of record of shares of this Series on the date, not exceeding sixty days preceding such dividend or distribution payment date, fixed for the purpose by the Board of Directors in advance of payment of each particular dividend or distribution. Dividends on each full and each fractional share of this Series shall be cumulative from the date such full or fractional share is originally issued; provided that any such full or fractional share originally issued after a dividend record date and on or prior to the dividend payment date to which such record date relates shall not be entitled to receive the dividend payable on such dividend payment date or any amount in respect of the period from such original issuance to such dividend payment date.
The term “Reference Package” shall initially mean 100 shares of common stock, par value $0.01 per share (“Common Stock”), of the Corporation. In the event the Corporation shall at any time after the close of business on the Separation Time (as such term is defined in the Tax Asset Protection Plan, dated as of January 10, 2014, between the Corporation and Computershare Trust Company, N.A.) (A) declare or pay a dividend on any Common Stock payable in Common Stock, (B) subdivide any Common Stock or (C) combine any Common Stock into a smaller number of shares, then and in each such case the Reference Package after such event shall be the Common Stock that a holder of the Reference Package immediately prior to such event would hold thereafter as a result thereof.
Holders of shares of this Series shall not be entitled to any dividends, whether payable in cash, property or stock, in excess of full cumulative dividends, as herein provided on this Series.
So long as any shares of this Series are outstanding, no dividend (other than a dividend in Common Stock or in any other stock ranking junior to this Series as to dividends and upon liquidation) shall be declared or paid or set aside for payment or other distribution declared or made upon the Common Stock or upon any other stock ranking junior to this Series as to dividends or upon liquidation, unless the full cumulative dividends (including the dividend to be paid upon payment of such dividend or other distribution) on all outstanding shares of this Series shall have been, or shall contemporaneously be, paid. When dividends are not paid in full upon this Series and any other stock ranking on a parity as to dividends with this Series, all dividends declared upon shares of this Series and any other stock ranking on a parity as to dividends shall be declared pro rata so that in all cases the amount of dividends declared per share on this Series and such other stock shall bear to each other the same ratio that accumulated dividends per share on the shares of the Series and such other stock bear to each other. Neither the Common Stock nor any other stock of the Corporation ranking junior to or on a parity with this Series as to dividends or upon liquidation shall be redeemed, purchased or otherwise acquired for any consideration (or any moneys be paid to or made available for a sinking fund for the redemption of any shares of any such stock) by the Corporation (except by conversion into or exchange for stock of the Corporation ranking junior to this Series as to dividends and upon liquidation), unless the full cumulative dividends (including the dividend to be paid upon payment of such dividend, distribution, redemption, purchase or other acquisition) on all outstanding shares of this Series shall have been, or shall contemporaneously be, paid.
4. In the event of any merger, consolidation, reclassification or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case the shares of this Series shall at the same time be similarly exchanged or changed in an amount per whole share equal to the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, that a holder of the Reference Package would be entitled to receive as a result of such transaction.
5. In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, the holders of full and fractional shares of this Series shall be entitled, before any distribution or payment is made on any date to the

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holders of the Common Stock or any other stock of the Corporation ranking junior to this Series upon liquidation, to be paid in full an amount per whole share of this Series equal to the greater of (A) $1,000.00 or (B) the aggregate amount distributed or to be distributed in connection with such liquidation, dissolution or winding up to a holder of the Reference Package (such greater amount being hereinafter referred to as the “Liquidation Preference”), together with accrued dividends to such distribution or payment date, whether or not earned or declared. If such payment shall have been made in full to all holders of shares of this Series, the holders of shares of this Series as such shall have no right or claim to any of the remaining assets of the Corporation.
In the event the assets of the Corporation available for distribution to the holders of shares of this Series upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such holders are entitled pursuant to this paragraph 5., no such distribution shall be made on account of any shares of any other class or series of Preferred Stock ranking on a parity with the shares of this Series upon such liquidation, dissolution or winding up unless proportionate distributive amounts shall be paid on account of the shares of this Series, ratably in proportion to the full distributable amounts for which holders of all such parity shares are respectively entitled upon such liquidation, dissolution or winding up.
Upon the liquidation, dissolution or winding up of the Corporation, the holders of shares of this Series then outstanding shall be entitled to be paid out of assets of the Corporation available for distribution to its stockholders all amounts to which such holders are entitled pursuant to this paragraph 5. above before any payment shall be made to the holders of Common Stock or any other stock of the Corporation ranking junior upon liquidation to this Series.
For the purposes of this paragraph 5., the consolidation or merger of, or binding statutory share exchange by, the Corporation with any other corporation shall not be deemed to constitute a liquidation, dissolution or winding up of the Corporation.
6. The shares of this Series are not subject to any right of redemption.
7. In addition to any other vote or consent of stockholders required by law or by the Amended and Restated Certificate of Incorporation of the Corporation, as it may be amended from time to time, and including each certificate of designation and other exhibit adopted with respect thereto (the “Charter”), and except as otherwise required by law, each share (or fraction thereof) of this Series shall, on any matter, vote as a class with any other capital stock comprising part of the Reference Package and shall have the number of votes thereon that a holder of the Reference Package would have.
8. This Series shall rank as to the payment of dividends and distributions and amounts upon liquidation, dissolution and winding-up junior to all other series or shares of Preferred Stock unless otherwise expressly provided in the terms of such series or shares of Preferred Stock and, for the avoidance of doubt, shall be considered “Junior Stock” for purposes of the Certificate of Designations of each of the Corporation’s Fixed Rate / Floating Rate Perpetual Preferred Stock, Series A and the Corporation’s Fixed Rate Cumulative Perpetual Preferred Stock, Series G, which are included as Exhibit A and Exhibit G to the Charter, respectively.
9. In the event that the Corporation or its agents determine that they are obligated to withhold or deduct any tax or other governmental charge under any applicable law on actual or deemed payments or distributions to a holder of the shares of this Series, the Corporation or its agents shall be entitled to (i) deduct and withhold such amount by withholding a portion or all of the cash, securities or other property otherwise deliverable or by otherwise using any property that is owned by such holder, or (ii) in lieu of such withholding, require any holder to make a payment to the Corporation or its agent, in each case in such amounts as they deem necessary to meet their withholding obligations, and in the case of (i) above, shall also be entitled, but not obligated, to sell all or a portion of such withheld securities or other property by public or private sale in such amounts and in such manner as they deem necessary and practicable to pay such taxes and charges.
The Corporation has caused this Certificate of Amendment to be executed by its duly authorized officer this 10th day of January, 2014.

/s/ Cathy L. Quenneville
Name:	Cathy L. Quenneville
Title:	Secretary
[Signature Page to Certificate of Amendment]

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PROPOSED AMENDMENTS TO THE BYLAWS OF ALLY FINANCIAL INC.
Section 1.1 is amended to add the following definitions after the definition of “Class G Preferred Stock”:
“Class H Preferred Stock” means capital stock having the rights and obligations specified with respect to Class H Preferred Stock in the Charter and these Bylaws.
“Class H Preferred Holder” means a holder of the Class H Preferred Stock.
Section 3.1(a) is amended to read as follows:
(a) The Company shall have seven authorized series of capital stock, consisting of 1,547,779 shares of Common Stock, which shall have equal rights and preferences in the assets of the Company, 8,330 shares of Class C Preferred Stock, which may be issued in one or more series and which shall be issued in the same amount and same class as the Management Units issued by Management Company, 160,870,560 shares of Class A Preferred Stock, 2,576,601 shares of Class E Preferred Stock, 228,750,000 shares of Class F-2 Preferred Stock, 2,576,601 shares of Class G Preferred Stock, and subject to increase or decrease in accordance with Paragraph 2 of Exhibit J of the Charter, 15,000 shares of Class H Preferred Stock. A share of capital stock shall for all purposes be personal property. For purposes of these Bylaws, except for the Class E Preferred Stock held by Blocker Sub and the Class C Preferred Stock held by Management Company, shares of capital stock held by the Company or any of its Subsidiaries shall be deemed not to be outstanding. The Company may issue fractional shares pursuant to the terms of these Bylaws, and all shares of capital stock shall be rounded to the fourth decimal place.
Section 10.3(d) is amended to read as follows:
(d) The provisions of this Section 10.3 shall not apply to the following issuances of Preemptive Securities:
(i) Preemptive Securities issued to or for the benefit of employees, officers, directors and other service providers of or to the Company or any of its Subsidiaries in accordance with the terms hereof or any applicable incentive plan of the Company;
(ii) securities issued by the Company in connection with a Public Offering;
(iii) securities issued as consideration in acquisitions or commercial borrowings or leasing;
(iv) securities issued upon conversion of convertible or exchangeable securities of the Company or any of its Subsidiaries that were outstanding on June 30, 2009 or were not issued in violation of this Section 10.3;
(v) a subdivision of shares of capital stock (including any stock dividend or stock split), any combination of shares of capital stock (including any reverse stock split) or any recapitalization, reorganization, reclassification or conversion of the Company or any of its Subsidiaries; and
(vi) securities issued in connection with the Tax Asset Protection Plan, dated as of January 10, 2014, as modified, renewed, restated, and/or replaced from time to time.

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Appendix B
TAX ASSET PROTECTION PLAN
dated as of
January 10, 2014
between
ALLY FINANCIAL INC.
and
Computershare Trust Company, N.A.,
as Rights Agent

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TAX ASSET PROTECTION PLAN
TAX ASSET PROTECTION PLAN (as amended from time to time, this “Plan”), dated as of January 10, 2014, between Ally Financial Inc., a Delaware corporation (including any successor hereunder, the “Company”), and Computershare Trust Company, N.A., a federally chartered trust company, as Rights Agent (the “Rights Agent,” which term shall include any successor Rights Agent hereunder).
WITNESSETH:
WHEREAS, (a) the Company and certain of its Subsidiaries (as defined below) have certain net operating losses and certain other tax attributes (collectively, “NOLs”) for United States federal income tax purposes; (b) the Company desires to avoid an “ownership change” within the meaning of Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”), and thereby preserve the Company’s ability to utilize such NOLS, and (c) in furtherance of such objective, the Company desires to enter into this Plan;
WHEREAS, the Board of Directors of the Company (the “Board of Directors”) has (a) authorized and declared a dividend of one right to purchase securities or assets of the Company at or after the Separation Time pursuant to the terms and subject to the conditions set forth herein (“Right”) in respect of each share of Common Stock (as hereinafter defined) held of record as of the Close of Business (as hereinafter defined) on January 10, 2014 (the “Record Time”) payable in respect of each such share on the date determined by the Board of Directors, in its sole discretion (the “Payment Time”) and (b) as provided in Section 2.4, authorized the issuance of one Right in respect of each share of Common Stock issued after the Record Time and prior to the Separation Time (as hereinafter defined) and, to the extent provided in Section 5.4, each share of Common Stock issued after the Separation Time; and
WHEREAS, the Company desires to appoint the Rights Agent to act on behalf of the Company, and the Rights Agent is willing so to act, in connection with the issuance, transfer and exchange of Rights Certificates (as hereinafter defined), the exercise of Rights and other matters referred to herein;
NOW THEREFORE, in consideration of the premises and the respective agreements set forth herein, the parties hereby agree as follows:
ARTICLE I
DEFINITIONS
Section 1.1 Definitions. For purposes of this Plan, the following terms have the meanings indicated:
“Acquiring Person” shall mean any Person who is or becomes the Beneficial Owner of 4.99% or more of the outstanding shares of Common Stock at any time after the first public announcement of this Plan; provided, however, that the term “Acquiring Person” shall not include (i) any Person who is the Beneficial Owner of 4.99% or more of the outstanding shares of Common Stock at the time of the first public announcement of the adoption of this Plan and who continuously thereafter is the Beneficial Owner of 4.99% or more of the outstanding shares of Common Stock (an “Existing Holder”), until such time thereafter as such Person becomes the Beneficial Owner (other than by means of a stock dividend, stock split or reclassification) of additional shares of Common Stock (ii) any Person who becomes the Beneficial Owner of 4.99% or more of the outstanding shares of Common Stock after the time of the first public announcement of this Plan solely as a result of (A) an acquisition by the Company of shares of Common Stock, (B) an acquisition directly from the Company in a transaction which duly authorized officers of the Company have determined shall not result in the creation of an Acquiring Person under the Plan, or (C) an acquisition of Common Stock (or any security convertible into or exchangeable for Common Stock) by any underwriter, dealer or initial purchaser (within the meaning of “underwriter” in Treas. Reg. § 1.382-3(j)(7), as determined by the Board of Directors) from (x) an “Eligible Holder” (as such term is defined in the Registration Rights Agreement) for resale in a transaction contemplated by the Registration Rights Agreement or (y) the United States Department of the Treasury for resale in a similar transaction contemplated by any other agreement with the Company which grants the United States Department of the Treasury registration rights, until, in each case, such time thereafter as such Person becomes the Beneficial Owner (other than by means of a stock dividend, stock split or reclassification) of additional shares of Common Stock while such Person is or as a result of which such Person becomes the Beneficial Owner of 4.99% or more of the outstanding shares of Common Stock, (iii) any Person who the Board of Directors determines, in its sole discretion, has inadvertently become the Beneficial Owner of 4.99% or more of the outstanding shares of Common Stock, if such Person promptly divests, or promptly enters into an agreement with the Company that is satisfactory to the Board of Directors, in the Board of Directors’ sole discretion, to divest, and subsequently divests in accordance with the terms of such agreement (without exercising or retaining any power, including voting power, with respect to such shares), sufficient shares of Common Stock (or securities convertible into, exchangeable into or exercisable for Common Stock) so that such Person ceases to be the Beneficial Owner of 4.99% or more of the outstanding shares of Common Stock or (iv) any Person determined by the Board of Directors to be an “Exempt Person” in accordance with Section 5.3 for so long as such person complies with any limitations or conditions required by the Board of Directors in making such determination. In addition, the Company, any Subsidiary of the Company and any employee stock ownership or other employee benefit plan of the Company or a Subsidiary of the Company (or any entity or trustee holding shares of Common Stock for or pursuant to the terms of any such plan or for the purpose of funding any such plan or funding other employee benefits for employees of the Company or of any Subsidiary of the Company) shall not be an Acquiring Person. For all purposes of this Plan, any calculation of the number of shares of Common Stock outstanding at any particular time, for purposes of determining the particular percentage of such outstanding Common Stock of which any Person is the Beneficial Owner, shall be made pursuant to and in accordance with Section 382 of the Code and the Treasury Regulations promulgated thereunder.
“Affiliate” shall have the meaning ascribed to such terms in Rule 12b-2 under the Exchange Act, as such Rule is in effect on the date of this Plan.

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“Amended and Restated Certificate of Incorporation” shall mean the amended and restated certificate of incorporation of the Company, as it may be amended from time to time, including each certificate of designation and other exhibit adopted with respect thereto.
A Person shall be deemed the “Beneficial Owner,” and to have “Beneficial Ownership” of, and to “Beneficially Own,” any securities (i) which such Person directly owns, (ii) which such Person would be deemed to indirectly or constructively own for purposes of Section 382 of the Code and the Treasury Regulations promulgated thereunder or (iii) which any other Person Beneficially Owns, but only if such Person and such other Person are part of the same group of Persons that, with respect to such security, are treated as one “entity” as defined under Treasury Regulation 1.382-3(a)(1).
“Board of Directors” or “Board” shall have the meaning set forth in the Recitals and includes any duly authorized committee of the Board.
“Business Day” shall mean any day other than a Saturday, Sunday or a day on which banking institutions in New York, New York are generally authorized or obligated by law or executive order to close.
“Bylaws” shall mean the bylaws of the Company, as they may be amended from time to time.
“Close of Business” on any given date shall mean 5:00 p.m. New York City time on such date or, if such date is not a Business Day, 5:00 p.m. New York City time on the next succeeding Business Day.
“Common Stock” shall mean the shares of Common Stock, par value $0.01 per share, of the Company and shares of capital stock of the Company issued in exchange or substitution for such Common Stock.
“Company” shall have the meaning set forth in the preamble.
“Election to Exercise” shall have the meaning set forth in Section 2.3(d).
“Excess Shares” shall have the meaning set forth in Section 3.1(a).
“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.
“Exchange Ratio” shall have the meaning set forth in Section 3.1(c).
“Exchange Time” shall mean the time at which the right to exercise the Rights shall terminate pursuant to Section 3.1(c).
“Exercise Price” shall mean, as of any date, the price at which a holder may purchase the securities issuable upon exercise of one whole Right. Until adjustment thereof in accordance with the terms hereof, the Exercise Price shall equal $16,875.00.
“Expansion Factor” shall have the meaning set forth in Section 2.4(a).
“Expiration Time” shall mean the earliest of (i) the Exchange Time, (ii) the Redemption Time, (iii) the Close of Business on the date of the third annual meeting of the stockholders of the Company following the Company’s 2014 Annual Meeting of the Stockholders and (iv) the time at which the Board of Directors receives, at the Board’s request, a report from the Company’s advisors that the NOLs are utilized in all material respects or no longer available in any material respect under Section 382 of the Code or any applicable state law or that an ownership change under Section 382 of the Code would not adversely impact in any material respect the time period in which the Company could use the NOLs, or materially impair the amount of the NOLs that could be used by the Company in any particular time period, for applicable tax purposes.
“Flip-in Date” shall mean any Stock Acquisition Date or such later date and time as the Board of Directors may from time to time fix by resolution adopted prior to the Flip-in Date that would otherwise have occurred.
“Indemnifiable Claim” shall have the meaning set forth in Section 4.1(a).
“Junior Stock” shall have the meanings set forth in the Certificate of Designations for each of the Series A Preferred Stock and the Series G Preferred Stock.
“Market Price” per share of any securities on any date shall mean the average of the daily closing prices per share of such securities (determined as described below) on each of the 20 consecutive Trading Days through and including the Trading Day immediately preceding such date; provided, however, that if any event described in Section 2.4, or any analogous event, shall have caused the closing prices used to determine the Market Price on any Trading Days during such period of 20 Trading Days not to be comparable with the closing price on such date, each such closing price so used shall be appropriately adjusted by the Board of Directors in order to make it comparable with the closing price on such date. The closing price per share of any securities on any date shall be the last reported sale price, regular way, or, in case no such sale takes place or is quoted on such date, the average of the closing bid and asked prices, regular way, for each share of such securities, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed on the NYSE or, if the securities are not listed on the NYSE, as reported on the NASDAQ Stock Market or, if the securities are not listed on the NASDAQ Stock Market, as reported in the principal consolidated transaction reporting system with respect to the principal national securities exchange on which the securities are listed or admitted to trading or, if the securities are not listed or admitted to trading on any national securities exchange, as reported by such other quotation system then in use or, if on any such date the securities are not listed or admitted to trading on any national securities exchange or quoted by any such quotation system, the average of the closing bid and asked prices in the over-the-counter market as furnished by a professional market maker making a market in the securities selected by the Board of Directors; provided, however, that if on any such date the securities are not listed or admitted to trading on a national securities exchange or traded in the over-the-counter market, the closing price per share of such securities on such date shall mean the fair value per share of such securities on such date as determined in good faith by the Board of Directors, after consultation with a nationally recognized investment banking firm, and set forth in a certificate delivered to the Rights Agent.

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“NOLs” shall have the meaning set forth in the Recitals.
“NYSE” shall mean the New York Stock Exchange.
“Payment Time” shall have the meaning set forth in the Recitals.
“Person” shall mean any individual, firm, partnership, limited liability company, trust, association, limited liability partnership, corporation or other “entity” within the meaning of Treasury Regulation Section 1.382-3(a)(1)(i) and shall include any successor (by merger or otherwise) of any such entity.
“Plan” shall have the meaning set forth in the Preamble.
“Preferred Stock” shall mean the series of Participating Preferred Stock, par value $0.01 per share, of the Company created by a Certificate of Designation and Terms in substantially the form set forth in Exhibit B hereto appropriately completed.
“Record Time” shall have the meaning set forth in the Recitals.
“Redemption Price” shall mean an amount equal to $0.001.
“Redemption Time” shall mean the time at which the right to exercise the Rights shall terminate pursuant to Section 5.1.
“Registration Rights Agreement” means the agreement contained in Exhibit F of the Bylaws of the Company.
“Right” shall have the meaning set forth in the Recitals.
“Rights Agent” shall have the meaning set forth in the Preamble.
“Rights Certificate” shall have the meaning set forth in Section 2.3(c).
“Rights Register” shall have the meaning set forth in Section 2.7(a).
“Separation Time” shall mean the next Business Day following the earlier of (i) the tenth Business Day (or such later date as the Board of Directors may from time to time fix by resolution adopted prior to the Separation Time that otherwise would have occurred) after the date on which any Person commences a tender or exchange offer that, if consummated, would result in such Person’s becoming an Acquiring Person and (ii) the date of the first event causing a Flip-in Date to occur; provided, that if the foregoing results in the Separation Time being prior to the Record Time, the Separation Time shall be the Record Time and provided, further, that if any tender or exchange offer referenced in clause (i) of this paragraph is cancelled, terminated or otherwise withdrawn prior to the Separation Time without the purchase of any shares of Common Stock pursuant thereto, such offer shall be deemed, for purposes of this paragraph, never to have been made.
“Series A Preferred Stock” shall mean the Fixed Rate / Floating Rate Perpetual Preferred Stock, Series A of the Company.
“Series G Preferred Stock” shall mean the Fixed Rate Cumulative Perpetual Preferred Stock, Series G of the Company.
“Stock Acquisition Date” shall mean the first date on which there shall be a public announcement by the Company (by any means) that a Person has become an Acquiring Person, which announcement makes express reference to such status as an Acquiring Person pursuant to this Plan.
“Subsidiary” of any specified Person shall mean any corporation or other entity of which a majority of the voting power of the equity securities or a majority of the equity or membership interest is Beneficially Owned, directly or indirectly, by such Person.
“Trading Day,” when used with respect to any securities, shall mean a day on which the NYSE is open for the transaction of business or, if such securities are not listed or admitted to trading on the NYSE, a day on which the principal national securities exchange on which such securities are listed or admitted to trading is open for the transaction of business or, if such securities are not listed or admitted to trading on any national securities exchange, a Business Day.
“Trading Regulation” shall have the meaning set forth in Section 2.3(c).
“Trust” shall have the meaning set forth in Section 3.1(c).
“Trust Agreement” shall have the meaning set forth in Section 3.1(c).
“Vice President,” when used with respect to the Company, means any vice president, whether or not designated by a number or a word or words added before or after the title “vice president.”
ARTICLE II
THE RIGHTS
Section 2.1 Summary of Rights. As soon as practicable after the Record Time, the Company will send a letter summarizing the terms of the Rights to each holder of record of Common Stock as of the Record Time, at such holder’s address as shown by the records of the Company.
Section 2.2 Legend. The registration of the Common Stock on the stock transfer books of the Company, or, if issued, certificates for Common Stock, shall evidence one Right for each share of Common Stock represented thereby and the Company shall send to every Person that acquires Common Stock after the Payment Time either certificates for such Common Stock or a confirmation of the registration of such Common Stock on the stock transfer books of the Company, which confirmation or certificates will have impressed, printed, written or stamped thereon or otherwise affixed thereto the following legend:

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Until the Separation Time (as defined in the Plan referred to below), this also evidences and entitles the holder hereof to certain Rights as set forth in a Tax Asset Protection Plan, dated as of January 10, 2014, (as such may be amended from time to time, the “Plan”), between Ally Financial Inc. (the “Company”) and Computershare Trust Company, N.A., as Rights Agent, the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. Under certain circumstances, as set forth in the Plan, such Rights may be redeemed, may become exercisable for securities or assets of the Company, may be exchanged for shares of Common Stock or other securities or assets of the Company, may expire, may become null and void (including if they are “Beneficially Owned” by an “Acquiring Person” or an “Affiliate” thereof, as such terms are defined in the Plan, or by any transferee of any of the foregoing) or may be evidenced by separate certificates and may no longer be evidenced by this certificate. The Company will send or arrange for the sending of a copy of the Plan to the holder hereof without charge after the receipt of a written request therefor.
Certificates representing shares of Common Stock that are issued and outstanding at the Payment Time (or the registration of the Common Stock on the stock transfer books of the Company with respect to uncertificated shares) shall, together with the letter sent pursuant to Section 2.1, evidence one Right for each share of Common Stock evidenced thereby notwithstanding the absence of the foregoing legend. The Company shall send or arrange for the sending of a copy of this Plan to any Person that holds Common Stock, as evidenced by the registration of the Common Stock in the name of such Person on the stock transfer books of the Company or certificates representing such shares, without charge after the receipt of a written request therefor.
Section 2.3 Exercise of Rights; Separation of Rights. (a) Subject to Section 3.1, Section 5.1 and Section 5.9, and subject to adjustment as herein set forth, each Right will entitle the holder thereof, at or after the Separation Time and prior to the Expiration Time, to purchase, for the Exercise Price, one one-hundredth of a share of Preferred Stock.
(b) Until the Separation Time, (i) no Right may be exercised and (ii) each Right will be evidenced by the certificate for the associated share of Common Stock (or, if the Common Stock shall be uncertificated, by the registration of the associated Common Stock on the stock transfer books of the Company and the confirmation thereof provided for in Section 2.2), together, in the case of Common Stock issued and outstanding at the Payment Time, with the letter sent to the record holder thereof pursuant to Section 2.1, and will be transferable only together with, and will be transferred by a transfer (whether with or without such letter or confirmation) of, such associated share.
(c) Subject to the terms and conditions hereof, at or after the Separation Time and prior to the Expiration Time, the Rights (i) may be exercised pursuant to Section 2.3(d) below, (ii) will be transferred independent of shares of Common Stock and (iii) subject to Section 2.6(b), the Rights Agent will send to each holder of record of Common Stock (provided that the Board of Directors has not elected to exchange all of the then outstanding Rights pursuant to Section 3.1(c)) as of the Separation Time (other than any Person whose Rights have become null and void pursuant to Section 3.1(b)), to each holder at such holder’s address as shown by the records of the Company (the Company hereby agreeing to timely furnish copies of such stock transfer book or other records to the Rights Agent for this purpose, in such form and format as are reasonably acceptable to the Rights Agent and the Company), (x) a certificate in substantially the form of Exhibit A hereto appropriately completed, representing the number of Rights held by such holder at the Separation Time and having such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Plan, or as may be required to comply with any law, rule or regulation or with any rule or regulation of any national securities exchange or quotation system on which the Rights may from time to time be listed or traded (“Trading Regulation”), or to conform to usage (a “Rights Certificate”), and (y) a disclosure statement describing the Rights. Receipt of a Rights Certificate by any Person shall not preclude a later determination that such Rights are null and void pursuant to Section 3.1(b).
(d) Subject to the terms and conditions hereof, Rights may be exercised on any Business Day at or after the Separation Time and prior to the Expiration Time by submitting to the Rights Agent the Rights Certificate evidencing such Rights with an Election to Exercise substantially in the form attached to the Rights Certificate duly executed and properly completed (an “Election to Exercise”), accompanied by payment in cash, or by certified or official bank check or money order payable to the order of the Company, of a sum equal to the Exercise Price multiplied by the number of Rights being exercised and a sum sufficient to cover any transfer tax or charge that may be payable in respect of any transfer involved in the transfer or delivery of Rights Certificates or the issuance or delivery of certificates (or, if uncertificated, the registration on the stock transfer books of the Company) for shares or depositary receipts (or both) in a name other than that of the holder of the Rights being exercised.
(e) Upon receipt by the Rights Agent of a Rights Certificate, together with an Election to Exercise accompanied by payment as set forth in Section 2.3(d), and subject to the terms and conditions hereof (i)(A) the Company will promptly provide the Rights Agent with stock certificates evidencing such number of shares or other securities to be purchased or, in the case of uncertificated shares or other securities, promptly provide the Rights Agent with a notice setting forth such number of shares or other securities to be purchased for which registration will be made on the stock transfer books of the Company, and (B) if the Company elects pursuant to Section 5.6 not to issue certificates (or effect registrations on the stock transfer books of the Company) representing fractional shares, the Company will promptly provide the Rights Agent with depositary receipts representing the fractional shares to be purchased or, when necessary to comply with this Plan, the amount of cash to be paid in lieu of fractional shares in accordance with Section 5.6 and (ii) the Rights Agent will promptly after receipt of such certificates, depositary receipts, notices and/or cash, deliver the same to or upon the order of the registered holder of such Rights Certificate, registered (in the case of certificates, depositary receipts or notices) in such name or names as may be designated by such holder. In the event that the Company has a transfer agent for the Common Stock, the Company will cause such transfer agent to provide the Rights Agents with the above-referenced documents and information, and the Company hereby irrevocable authorizes such transfer agent to comply with any such requisitions.

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(f) In case the holder of any Rights shall exercise less than all of the Rights evidenced by such holder’s Rights Certificate, a new Rights Certificate evidencing the Rights remaining unexercised will be issued by the Rights Agent to such holder or to such holder’s duly authorized assigns.
(g) The Company covenants and agrees that it will (i) take such action as may be necessary and appropriate to ensure that all shares delivered (or evidenced by registration on the stock transfer books of the Company) upon exercise of Rights shall, at the time of delivery of the certificates (or registration) for such shares (subject to payment of the Exercise Price), are duly and validly authorized, executed, issued and delivered (or registered) and fully paid and nonassessable; (ii) take such action as may be necessary and appropriate to comply with any applicable requirements of the Securities Act of 1933, as amended from time to time, or the Exchange Act, and the rules and regulations thereunder, and any other applicable law, rule or regulation, in connection with the issuance of any shares upon exercise of Rights; and (iii) pay when due and payable any and all federal and state transfer taxes and charges that may be payable in respect of the original issuance or delivery of the Rights Certificates or of any shares issued upon the exercise of Rights, provided, that the Company shall not be required to pay any transfer tax or charge that may be payable in respect of any transfer involved in the transfer or delivery of Rights Certificates or the issuance or delivery of certificates (or the registration) for shares in a name other than that of the holder of the Rights being transferred or exercised.
(h) Notwithstanding anything in this Plan to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to the exercise or assignment of a Rights Certificate unless the registered holder of such Rights Certificate shall have (i) properly completed and duly signed the certificate following the form of assignment or the form of election to exercise, as applicable, set forth on the reverse side of the Rights Certificate surrendered for such exercise or assignment, (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) thereof and of the Rights evidenced thereby, and the Affiliates of such Beneficial Owner or former Beneficial Owner, as the Company or the Rights Agent may reasonably request and (iii) paid a sum sufficient to cover any tax or charge that may be imposed as required under Section 2.3(d).
Section 2.4 Adjustments to Exercise Price; Number of Rights. (a) In the event the Company shall at any time after the Record Time and prior to the Separation Time (i) declare or pay a dividend on Common Stock payable in Common Stock, (ii) subdivide the outstanding Common Stock or (iii) combine the outstanding Common Stock into a smaller number of shares of Common Stock, (x) the Exercise Price in effect after such adjustment will be equal to the Exercise Price in effect immediately prior to such adjustment divided by the number of shares of Common Stock including any fractional shares in lieu of which such holder received cash (the “Expansion Factor”) that a holder of one share of Common Stock immediately prior to such dividend, subdivision or combination would hold thereafter as a result thereof and (y) each Right held prior to such adjustment will become that number of Rights equal to the Expansion Factor, and the adjusted number of Rights will be deemed to be distributed among the shares of Common Stock with respect to which the original Rights were associated (if they remain outstanding) and the shares issued in respect of such dividend, subdivision or combination, so that each such share of Common Stock will have exactly one Right associated with it. Each adjustment made pursuant to this paragraph shall be made as of the payment or effective date for the applicable dividend, subdivision or combination.
In the event that the Company shall at any time after the Record Time and prior to the Separation Time issue any shares of Common Stock otherwise than in a transaction referenced in the preceding paragraph, each such share of Common Stock so issued shall automatically have one new Right associated with it, which Right shall be evidenced by the certificate representing such share (or, if the Common Stock shall be uncertificated, such Right shall be evidenced by the registration of such Common Stock on the stock transfer books of the Company and the confirmation thereof provided for in Section 2.2). Rights shall be issued by the Company in respect of shares of Common Stock that are issued or sold by the Company after the Separation Time only to the extent provided in Section 5.4.
(b) In the event that the Company shall at any time after the Record Time and prior to the Separation Time issue or distribute any securities or assets in respect of, in lieu of or in exchange for Common Stock (other than pursuant to any non-extraordinary periodic cash dividend or a dividend paid solely in Common Stock) whether by dividend, in a reclassification or recapitalization (including any such transaction involving a merger, consolidation or statutory share exchange), or otherwise, the Company shall make such adjustments, if any, in the Exercise Price, number of Rights and/or securities or other property purchasable upon exercise of Rights as the Board of Directors, in its sole discretion, may deem to be appropriate under the circumstances, and the Company and the Rights Agent shall amend this Plan as necessary to provide for such adjustments.
(c) Each adjustment to the Exercise Price made pursuant to this Section 2.4 shall be calculated to the nearest one hundredth of a cent. Whenever an adjustment to the Exercise Price is made pursuant to this Section 2.4, the Company shall (i) promptly prepare a certificate setting forth such adjustment and a brief statement of the facts accounting for such adjustment and (ii) promptly file with the Rights Agent and with each transfer agent, if applicable, for the Common Stock a copy of such certificate.
(d) Rights Certificates shall represent the right to purchase the securities purchasable under the terms of this Plan, including any adjustment or change in the securities purchasable upon exercise of the Rights, even though such certificates may continue to express the securities purchasable at the time of issuance of the initial Rights Certificates.
Section 2.5 Date on Which Exercise is Effective. Each Person in whose name any certificate for shares is issued (or registration on the stock transfer books is effected) upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the shares represented thereby at the Close of Business on the Business Day upon which the Rights Certificate evidencing such Rights was duly surrendered and payment of the Exercise Price for such Rights (and any applicable taxes and other governmental charges payable by the exercising holder hereunder) was made; provided, however, that if the date of such surrender and payment is a date upon which the stock

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transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares on, and such certificate (or registration) shall be dated, the next succeeding Business Day on which the stock transfer books of the Company are open.
Section 2.6 Execution, Authentication, Delivery and Dating of Rights Certificates. (a) The Rights Certificates shall be executed on behalf of the Company by any officer of the Company, including, without limitation, its Chief Executive Officer, President, any Vice President, Secretary and any Assistant Secretary. The signature of any of these officers on the Rights Certificates may be manual, electronic or facsimile. Rights Certificates bearing the manual, electronic or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the countersignature and delivery of such Rights Certificates.
(b) Promptly after the Separation Time, the Company will notify the Rights Agent of such Separation Time and will deliver Rights Certificates executed by the Company to the Rights Agent for countersignature, and, subject to Section 3.1(b), the Rights Agent shall countersign and deliver such Rights Certificates to the holders of the Rights pursuant to Section 2.3(c). No Rights Certificate shall be valid for any purpose unless manually, electronically or by facsimile countersigned by the Rights Agent.
(c) Each Rights Certificate shall be dated the date of countersignature thereof.
Section 2.7 Registration, Registration of Transfer and Exchange. (a) After the Separation Time, the Company will cause to be kept a register in which, subject to such reasonable regulations as it may prescribe, the Company will provide for the registration and transfer of Rights (the “Rights Register”). The Rights Agent is hereby appointed “Rights Registrar” for the purpose of maintaining the Rights Register for the Company and registering Rights and transfers of Rights after the Separation Time as herein provided. In the event that the Rights Agent shall cease to be the Rights Registrar, the Rights Agent will have the right to examine the Rights Register at all reasonable times after the Separation Time. After the Separation Time and prior to the Expiration Time, upon surrender for registration of transfer or exchange of any Rights Certificate, and subject to the provisions of Section 2.7(c) and Section 2.7(d), the Company will execute, and the Rights Agent will countersign and deliver, in the name of the holder or the designated transferee or transferees, as required pursuant to the holder’s instructions, one or more new Rights Certificates evidencing the same aggregate number of Rights as did the Rights Certificate so surrendered.
(b) Except as otherwise provided in Section 3.1(b), all Rights issued upon any registration of transfer or exchange of Rights Certificates shall be the valid obligations of the Company, and such Rights shall be entitled to the same benefits under this Plan as the Rights surrendered upon such registration of transfer or exchange.
(c) Every Rights Certificate surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company or the Rights Agent, as the case may be, duly executed by the holder thereof or such holder’s attorney duly authorized in writing. As a condition to the issuance of any new Rights Certificate under this Section 2.7, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto.
(d) The Company shall not register the transfer or exchange of any Rights that have become null and void under Section 3.1(b), been exchanged under Section 3.1(c) or been redeemed under Section 5.1.
Section 2.8 Mutilated, Destroyed, Lost and Stolen Rights Certificates. (a) If any mutilated Rights Certificate is surrendered to the Rights Agent prior to the Expiration Time, then, subject to Section 3.1(b), Section 3.1(c) and Section 5.1, the Company shall execute and the Rights Agent shall countersign and deliver in exchange therefor a new Rights Certificate evidencing the same number of Rights as did the Rights Certificate so surrendered.
(b) If there shall be delivered to the Company and the Rights Agent prior to the Expiration Time (i) evidence to their satisfaction of the destruction, loss or theft of any Rights Certificate and (ii) such security or indemnity as may be required by them to save each of them and any of their agents harmless, then, subject to Section 3.1(b), Section 3.1(c) and Section 5.1 and in the absence of notice to the Company or the Rights Agent that such Rights Certificate has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Rights Agent shall countersign and deliver, in lieu of any such destroyed, lost or stolen Rights Certificate, a new Rights Certificate evidencing the same number of Rights as did the Rights Certificate so destroyed, lost or stolen.
(c) As a condition to the issuance of any new Rights Certificate under this Section 2.8, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Rights Agent) connected therewith.
(d) Every new Rights Certificate issued pursuant to this Section 2.8 in lieu of any destroyed, lost or stolen Rights Certificate shall evidence an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Rights Certificate shall be at any time enforceable by anyone, and, subject to Section 3.1(b) shall be entitled to all the benefits of this Plan equally and proportionately with any and all other Rights duly issued hereunder.
Section 2.9 Persons Deemed Owners. Prior to due presentment of a Rights Certificate (or, prior to the Separation Time, the associated notice of transfer) for registration of transfer, the Company, the Rights Agent and any agent of the Company or the Rights Agent may deem and treat the Person in whose name such Rights Certificate (or, prior to the Separation Time, such Common Stock registration) is registered as the absolute owner thereof and of the Rights evidenced thereby for all purposes whatsoever, including the payment of the Redemption Price, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary. As used in this Plan, unless the context otherwise requires, the term “holder” of any Rights shall mean the registered holder of such Rights (or, prior to the Separation Time, the associated shares of Common Stock).

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Section 2.10 Delivery and Cancellation of Certificates. All Rights Certificates surrendered upon exercise or for registration of transfer or exchange shall, if surrendered to any Person other than the Rights Agent, be delivered to the Rights Agent and, in any case, shall be promptly cancelled by the Rights Agent. The Company may at any time deliver to the Rights Agent for cancellation any Rights Certificates previously countersigned and delivered hereunder that the Company may have acquired in any manner whatsoever, and all Rights Certificates so delivered shall be promptly cancelled by the Rights Agent. No Rights Certificates shall be countersigned in lieu of or in exchange for any Rights Certificates cancelled as provided in this Section 2.10. Subject to applicable law and regulation, the Rights Agent shall maintain in a retrievable database electronic records of all cancelled or destroyed Rights Certificates which have been cancelled or destroyed by the Rights Agent. The Rights Agent shall maintain such electronic records for the time period required by applicable law and regulation. Upon written request of the Company (and at the expense of the Company), the Rights Agent shall provide to the Company or its designee copies of such electronic records relating to Rights Certificates cancelled or destroyed by the Rights Agent.
Section 2.11 Agreement of Rights Holders. Every holder of Rights by accepting the same consents and agrees with the Company and the Rights Agent and with every other holder of Rights that:
(a) prior to the Separation Time, each Right will be transferable only together with, and will be transferred by a transfer of, the associated share of Common Stock;
(b) after the Separation Time, the Rights Certificates will be transferable only on the Rights Register as provided herein;
(c) prior to due presentment of a Rights Certificate (or, prior to the Separation Time, the associated Common Stock certificate or Common Stock registration, if uncertificated) for registration of transfer, the Company, the Rights Agent and any agent of the Company or the Rights Agent may deem and treat the Person in whose name the Rights Certificate (or, prior to the Separation Time, the associated Common Stock certificate or Common Stock registration, if uncertificated) is registered as the absolute owner thereof and of the Rights evidenced thereby for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary;
(d) Rights Beneficially Owned by certain Persons will, under the circumstances set forth in Section 3.1(b), become null and void;
(e) this Plan may be supplemented or amended from time to time in accordance with its terms; and
(f) the Board of Directors shall have the exclusive power and authority stated in Section 5.12.
ARTICLE III
ADJUSTMENTS TO THE RIGHTS IN
THE EVENT OF CERTAIN TRANSACTIONS
Section 3.1 Flip-in. (a) In the event that prior to the Expiration Time a Flip-in Date shall occur, except as otherwise provided in this Section 3.1, each Right shall constitute the right to purchase from the Company, upon exercise thereof in accordance with the terms hereof (but subject to Section 5.9), that number of shares of Common Stock having an aggregate Market Price on the Stock Acquisition Date that gave rise to the Flip-in Date equal to twice the Exercise Price for an amount in cash equal to the Exercise Price (such right to be appropriately adjusted in order to protect the interests of the holders of Rights generally in the event that on or after such Stock Acquisition Date any of the events described in Section 2.4(a) or Section 2.4(b), or any analogous event, shall have occurred with respect to the Common Stock); provided, however, that in connection with any exercise effected pursuant to this Section 3.1(a), no holder of Rights shall be entitled to receive Common Stock (or other shares of capital stock of the Company) that would result in such holder, together with such holder’s Affiliates, becoming the Beneficial Owner of more than 4.99% of the then-outstanding Common Stock. If a holder would, but for the previous sentence, be entitled to receive a number of shares that would otherwise result in such holder, together with such holder’s Affiliates, becoming the Beneficial Owner of in excess of 4.99% of the then-outstanding Common Stock (such shares, the “Excess Shares”), then in lieu of receiving such Excess Shares and to the extent permitted by law or orders applicable to the Company, such holder will only be entitled to receive an amount in cash or, at the election of the Company, a note or other evidence of indebtedness maturing within nine months with a principal amount, equal to the current per share Market Price of a share of Common Stock at the close of Business on the Trading Day following the date of exercise multiplied by the number of Excess Shares that would otherwise have been issuable to such holder.
(b) Notwithstanding the foregoing, any Rights that are Beneficially Owned on the Stock Acquisition Date by an Acquiring Person or an Affiliate thereof shall become null and void and any holder of such Rights (including transferees, whether direct or indirect, of any such Persons) shall thereafter have no right to exercise or transfer such Rights. If any Rights Certificate is presented for assignment or exercise and the Person presenting the same will not complete the certification set forth at the end of the form of assignment or notice of Election to Exercise or, if requested, will not provide such additional evidence, including, without limitation, the identity of the Beneficial Owners and their Affiliates (or former Beneficial Owners and their Affiliates) as the Company or the Board of Directors shall reasonably request in order to determine if such Rights are null and void, then the Company shall be entitled conclusively to deem the Rights to be Beneficially Owned by an Acquiring Person or an Affiliate thereof or a transferee of any of the foregoing and accordingly deem the Rights evidenced thereby to be null and void and not transferable, exercisable or exchangeable.
(c) The Board of Directors may, at its option, at any time after a Flip-in Date and prior to the time that an Acquiring Person becomes the Beneficial Owner of more than 50% of the outstanding shares of Common Stock elect to exchange all (but not less than all) of the then outstanding Rights (which shall not include Rights that have become null and void pursuant to the provisions of Section 3.1(b)) for shares of Common Stock at an exchange ratio of one share of Common Stock per Right, appropriately adjusted in the event that after the Separation Time any of the events described in Section 2.4(a) or Section 2.4(b), or any analogous event, shall have occurred with respect to the Common Stock (such exchange ratio, as adjusted from time to time, being hereinafter referred to as the “Exchange Ratio”).

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Immediately upon the action of the Board of Directors electing to exchange the Rights, without any further action and without any notice, the right to exercise the Rights will terminate and each Right (other than Rights that have become null and void pursuant to Section 3.1(b)), whether or not previously exercised, will thereafter represent only the right to receive a number of shares of Common Stock equal to the Exchange Ratio; provided, however, that in connection with any exchange effected pursuant to this Section 3.1(c), no holder of Rights shall be entitled to receive Common Stock (or other shares of capital stock of the Company) that would result in such holder, together with such holder’s Affiliates, becoming the Beneficial Owner of more than 4.99% of the then-outstanding Common Stock. If a holder would, but for the previous sentence, be entitled to receive Excess Shares, in lieu of receiving such Excess Shares and to the extent permitted by law or orders applicable to the Company, such holder will only be entitled to receive an amount in cash or, at the election of the Company, a note or other evidence of indebtedness maturing within nine months with a principal amount, equal to the current per share Market Price of a share of Common Stock at the close of Business on the Trading Day following the date the Board of Directors effects the forgoing exchange multiplied by the number of Excess Shares that would otherwise have been issuable to such holder. The exchange of the Rights by the Board of Directors may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. Promptly after the action of the Board of Directors electing to exchange the Rights, the Company shall give notice thereof (specifying the steps to be taken to receive shares of Common Stock in exchange for Rights) to the Rights Agent and the holders of the Rights (other than Rights that have become null and void pursuant to Section 3.1(b)) outstanding immediately prior thereto by mailing such notice in accordance with Section 5.8. Before effecting an exchange pursuant to this Section 3.1(c), the Board of Directors may direct the Company to enter into a Trust Agreement in such form and with such terms as the Board of Directors shall then approve (the “Trust Agreement”). If the Board of Directors so directs, the Company shall enter into the Trust Agreement and shall issue to the trust created by such agreement (the “Trust”), which Trust shall act as the agent of the Company, all or some (as designated by the Board of Directors) of the shares of Common Stock (or other securities) issuable pursuant to the exchange, and all or some (as designated by the Board of Directors) holders of Rights entitled to receive shares pursuant to the exchange shall be entitled to receive such shares (and any dividends paid or distributions made thereon after the date on which such shares are deposited in the Trust) only from the trust and solely upon compliance with the relevant terms and provisions of the Trust Agreement. Prior to effecting an exchange and registering shares of Common Stock (or other such securities) in any Person’s name, including any nominee or transferee of a Person, the Company may require (or cause the trustee of the Trust to require), as a condition thereof, that any holder of Rights provide evidence, including, without limitation, the identity of the Beneficial Owners thereof and their Affiliates (or former Beneficial Owners thereof and their Affiliates) as the Company shall reasonably request in order to determine if such Rights are null and void. If any Person shall fail to comply with such request, the Company shall be entitled conclusively to deem the Rights formerly held by such Person to be null and void pursuant to Section 3.1(b) and not transferable or exercisable or exchangeable in connection herewith. Any shares of Common Stock or other securities issued at the direction of the Board of Directors in connection herewith shall be validly issued, fully paid and nonassessable shares of Common Stock or of such other securities (as the case may be), and the Company shall be deemed to have received as consideration for such issuance a benefit having a value that is at least equal to the aggregate par value of the shares so issued. Approval by the Board of Directors of the exchange shall constitute a determination by the Board of Directors that such consideration is adequate.
Each Person in whose name any certificate for shares is issued (or for whom any registration on the stock transfer books of the Company is made) upon the exchange of Rights pursuant to this Section 3.1(c) or Section 3.1(d) shall for all purposes be deemed to have become the holder of record of the shares represented thereby on, and such certificate (or registration on the stock transfer books of the Company) shall be registered as of, the Close of Business on the date upon which the Rights Certificate evidencing such Rights was duly exchanged or deemed exchanged by the Company and payment of any applicable taxes and other governmental charges payable by the holder was made; provided, however, that if the date of such exchange and payment is a date upon which the stock transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares on, and such certificate (or registration on the stock transfer books of the Company) shall be dated (or registered as of), the next succeeding Business Day on which the stock transfer books of the Company are open.
(d) Whenever the Company shall become obligated under Section 3.1(a) or Section 3.1(c) to issue shares of Common Stock upon exercise of or in exchange for Rights, the Company, as determined by the Board of Directors, may substitute therefor shares of Preferred Stock, at a ratio of one one-hundredth of a share of Preferred Stock for each share of Common Stock so issuable, subject to adjustment.
(e) In the event that there shall not be sufficient treasury shares or authorized but unissued shares of Common Stock or Preferred Stock of the Company to permit the exercise in full of the Rights in accordance with Section 3.1(a) or if the Company so elects to make the exchange referenced in Section 3.1(c), to permit the issuance of all shares pursuant to the exchange, the Company shall either:
(i) call a meeting of stockholders (or request the prior written consent of the stockholders, in accordance with Delaware law and the Company’s Amended and Restated Certificate of Incorporation and / or Bylaws) seeking approval to cause sufficient additional shares to be authorized (provided that if such approval is not obtained the Company will take the action specified in clause (ii) of this sentence); or
(ii) take such action as shall be or necessary to ensure and provide, as and when and to the maximum extent permitted by applicable law and any agreements or instruments in effect on the Stock Acquisition Date (and remaining in effect) to which it is a party, that each Right shall thereafter constitute the right to receive:
(A) in the case of any exercise in accordance with Section 3.1(a), at the Company’s option, either (x) in return for the Exercise Price, debt or equity securities or other assets (or a combination thereof) having a fair value equal to twice the Exercise Price, or (y) without payment of consideration (except as may be required for the valid issuance of securities or otherwise required by applicable law), debt or equity securities or other assets (or a combination thereof) having a fair value equal to the Exercise Price, or
(B) in the case of an exchange of Rights in accordance with Section 3.1(c), debt or equity securities or other assets (or a combination thereof) having a fair value equal to the product of the Market Price of a share of Common Stock on the Flip-in Date times the Exchange Ratio in

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effect on the Flip-in Date, where in any case set forth in (A) or (B) above the fair value of such debt or equity securities or other assets shall be as determined by the Board of Directors, after consultation with a nationally recognized investment banking firm.
(f) The Company may, but shall not be required to, make such changes in the Exercise Price, in addition to those required by Section 3.1(a), as the Board of Directors considers to be advisable in order to avoid or diminish any income tax to any holders of shares of Common Stock resulting from any dividend or distribution of stock or issuance of rights or warrants to purchase or subscribe for stock or from any event treated as such for income tax purposes or for any other reason.
ARTICLE IV
THE RIGHTS AGENT
Section 4.1 General. (a) The Company hereby appoints the Rights Agent to act as agent for the Company in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company agrees to pay to the Rights Agent in accordance with the Fee Schedule for Rights Agent Services, dated January 10, 2014, between the Company and the Rights Agent, as it may be amended from time to time. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, or expense, as a result of claims asserted by third parties and incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent, for anything done or omitted to be done by the Rights Agent in connection with the acceptance and administration of this Plan, including the costs and expenses of defending against any claim of liability. The Rights Agent will notify the Company promptly of any claims for which it seeks indemnification (“Indemnifiable Claim”), but failure to notify the Company does not relieve the Company of its obligations under this Section 4.1. The Company may assume full control of the defense of the Indemnifiable Claim. If the Company does not assume control of the defense of the Indemnifiable Claim within a reasonable time of receiving notice of it from the Rights Agent and the Rights Agent is prejudiced by such delay, then the Rights Agent may assume control of the defense of it, with full recourse against the Company for all costs and expenses incurred in connection with the defense and/or settlement of the Indemnifiable Claim. The Company and the Rights Agent will reasonably cooperate with each other in defense of the Indemnifiable Claim, regardless of which party has assumed control of the defense of it. The Rights Agent will not settle any Indemnifiable Claim without the Company’s prior written consent, which will not be unreasonably withheld, and without obtaining the unconditional release of the Company, including the Board of Directors from any and all liability related to the subject of the Indemnifiable Claim.
(b) Subject to Section 4.1 above, the Rights Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of this Plan in reliance upon any certificate for securities (or registration on the stock transfer books of the Company) purchasable upon exercise of Rights, Rights Certificate, certificate for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document in good faith believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons, or otherwise upon the advice of counsel as set forth in Section 4.3.
(c) The provisions of this Section 4.1 shall survive the termination of this Plan, the exercise or expiration of the Rights and the resignation, replacement or removal of the Rights Agent.
Section 4.2 Merger or Consolidation or Change of Name of Rights Agent. (a) Any Person into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent is a party, or any Person succeeding to the shareholder services business of the Rights Agent or any successor Rights Agent, will be the successor to the Rights Agent under this Plan without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such Person would be eligible for appointment as a successor Rights Agent under the provisions of Section 4.4. In case at the time such successor Rights Agent succeeds to the agency created by this Plan any of the Rights Certificates have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Rights Certificates so countersigned; and in case at that time any of the Rights Certificates have not been countersigned, any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Rights Certificates will have the full force provided in the Rights Certificates and in this Plan.
(b) In case at any time the name of the Rights Agent is changed and at such time any of the Rights Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Plan.
Section 4.3 Duties of Rights Agent. The Rights Agent undertakes the duties and obligations imposed by this Plan upon the following terms and conditions, by all of which the Company and the holders of Rights Certificates, by their acceptance thereof, shall be bound:
(a) The Rights Agent may consult with legal counsel for the Company, and the opinion of such legal counsel will be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.
(b) Whenever in the performance of its duties under this Plan the Rights Agent deems it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by a person believed by the Rights Agent to be any officer of the Company, including, without limitation, its Chief Executive Officer, President, any Vice

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President, Secretary and any Assistant Secretary and delivered to the Rights Agent; and such certificate will be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Plan in reliance upon such certificate.
(c) The Rights Agent will be liable under the Plan only for its own (and not the Company’s or Board of Directors’) gross negligence, bad faith or willful misconduct. Notwithstanding anything in this Plan to the contrary, in no event will the Rights Agent or the Company be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits). Any liability of the Rights Agent and of the Company under this Plan will be limited to the amount of annual fees paid by the Company to the Rights Agent.
(d) The Rights Agent will not be liable for or by reason of any of the statements of fact or recitals contained in this Plan or in the certificates, if any, for securities purchasable upon exercise of Rights or the Rights Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and will be deemed to have been made by the Company only.
(e) The Rights Agent will not be under any responsibility in respect of the validity of this Plan or the execution and delivery hereof (except the due authorization, execution and delivery hereof by the Rights Agent) or in respect of the validity or execution of any certificate, if any, for securities purchasable upon exercise of Rights or Rights Certificate (except its countersignature thereof); nor will it be responsible for any breach by the Company of any covenant or condition contained in this Plan or in any Rights Certificate; nor will it be responsible for any change in the exercisability or exchangeability of the Rights (including the Rights becoming null and void pursuant to Section 3.1(b)) or any adjustment required under the provisions of Section 2.4 or Section 3.1 or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights after receipt of the certificate contemplated by Section 2.4 describing any such adjustment); nor will it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any securities purchasable upon exercise of Rights or any Rights or as to whether any securities purchasable upon exercise of Rights will, when issued, be duly and validly authorized, executed, issued and delivered and fully paid and nonassessable.
(f) The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Plan, unless the Board of Directors, upon the advice of legal counsel, determines it is not in the Company’s best interest to do so.
(g) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any person reasonably believed by the Rights Agent to be an officer of the Company, including, without limitation, its Chief Executive Officer, President, any Vice President, Secretary and any Assistant Secretary, and to apply to such persons for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered by it in good faith in accordance with instructions of any such person.
(h) The Rights Agent and any stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in Common Stock, Rights or other securities of the Company or become financially interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Plan. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other Person.
(i) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, provided reasonable care was exercised in the selection and continued employment thereof.
(j) Tax Compliance:
(A) The Rights Agent, on its own behalf and on behalf of the Company, will comply with all applicable certification, information reporting and withholding (including “backup” withholding) requirements imposed by applicable tax laws, regulations or administrative practice with respect to (i) any payments made hereunder and (ii) the issuance, delivery, holding, transfer, redemption or exercise of Rights, Common Stock or Preferred Stock hereunder. Such compliance shall include, without limitation, the preparation and timely filing of required returns and the timely payment of all amounts required to be withheld to the appropriate taxing authority or its designated agent.
(B) The Rights Agent shall comply in accordance with the terms hereof with any written direction received from the Company with respect to the execution or certification of any required documentation and the application of such requirements to particular payments or holders or in other particular circumstances, and may for purposes of this Agreement rely in good faith on any such direction in accordance with Section 4.3(g).
(C) The Rights Agent shall maintain all appropriate records documenting compliance with such requirements, and shall make such records available, on written request, to the Company or its authorized representative within a reasonable period of time after receipt of such request.
(k) The provisions of this Section 4.3 shall survive the termination of this Plan, the exercise or expiration of the Rights and the resignation, replacement or removal of the Rights Agent.
Section 4.4 Change of Rights Agent. The Rights Agent may resign and be discharged from its duties under this Plan upon at least 30 days’ notice (or such lesser notice as is acceptable to the Company) in writing mailed to the Company and to each transfer agent of Common Stock, if applicable and to the extent that the Rights Agent or one of its Affiliates is not also the transfer agent for the Company, by registered or certified mail. In the event the Rights Agent enters into a transfer agency relationship with the Company, and such relationship subsequently terminates, the Rights Agent will be deemed to have resigned automatically and be discharged from its duties under this Plan as of the effective date of such termination. The Company may remove the Rights Agent upon at least 30 days’ notice in writing, mailed to the Rights Agent and to each transfer agent of the Common Stock by registered or certified mail, and to the holders of the Rights in accordance with Section 5.8. If the Rights Agent should resign or be removed or otherwise become incapable of acting, the Company will appoint a successor

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to the Rights Agent. If the Company fails to make such appointment within a period of at least 30 days after such removal or the effectiveness of such resignation or after it has been notified in writing of such incapacity by the incapacitated Rights Agent or by the holder of any Rights (which holder shall, with such notice, submit such holder’s Rights Certificate for inspection by the Company), then the holder of any Rights may apply to the Court of Chancery of the State of Delaware for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by the court, shall be a Person organized and doing business under the laws of the United States or any state of the United States, in good standing, which is authorized under such laws to exercise the powers of the Rights Agent contemplated by this Plan and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus, of at least $50,000,000. After appointment, the successor Rights Agent will be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Company will file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock, and send a notice thereof in writing to the holders of the Rights. Failure to give any notice provided for in this Section 4.4, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.
ARTICLE V
MISCELLANEOUS
Section 5.1 Redemption. The Board of Directors may, at its option, at any time prior to the Flip-in Date, elect to redeem all (but not less than all) the then outstanding Rights at the Redemption Price and the Company, at its option, may pay the Redemption Price in either cash or shares of Common Stock or other securities of the Company deemed by the Board of Directors, in the exercise of its sole discretion, to be at least equivalent in value to the Redemption Price.
(a) Immediately upon the action of the Board of Directors electing to redeem the Rights (or, if the resolution of the Board of Directors electing to redeem the Rights states that the redemption will not be effective until the occurrence of a specified future time or event, upon the occurrence of such future time or event), without any further action and without any notice, the right to exercise the Rights will terminate and each Right, whether or not previously exercised, will thereafter represent only the right to receive the Redemption Price in cash or securities, as determined by the Board of Directors. Promptly after the Rights are redeemed, the Company shall give notice of such redemption to the Rights Agent and the holders of the then outstanding Rights by sending such notice in accordance with Section 5.8.
(b) The Board of Directors will evaluate this Plan annually to determine whether it continues to be in the best interests of the Company’s stockholders.
Section 5.2 Expiration. The Rights and this Plan shall expire at the Expiration Time and no Person shall have any rights pursuant to this Plan or any Right after the Expiration Time, except, if the Rights have been exchanged or redeemed, as provided in Section 3.1 or Section 5.1, respectively. The Company will notify the Rights Agent of the Expiration Time promptly after the occurrence of the Expiration Time.
Section 5.3 Process to Seek Exemption. Any Person who desires to effect any acquisition of Common Stock that might, if consummated, result in such Person Beneficially Owning 4.99% or more of the then-outstanding Common Stock (or, in the case of an Existing Holder, additional shares of Common Stock) (a “Requesting Person”) may request that the Board of Directors grant an exemption with respect to such acquisition under this Plan so that such Person would be deemed to be an “Exempt Person” under the definition of Acquiring Person hereof for purposes of this Plan (an “Exemption Request”). An Exemption Request shall be in proper form and shall be delivered by registered mail, return receipt requested, to the Secretary of the Company at the principal executive office of the Company. The Exemption Request shall be deemed made upon receipt by the Secretary of the Company. To be in proper form, an Exemption Request shall set forth (i) the name and address and telephone number of the Requesting Person, (ii) the number and percentage of shares of Common Stock then Beneficially Owned by the Requesting Person, together with all Affiliates of the Requesting Person, and (iii) a reasonably detailed description of the transaction or transactions by which the Requesting Person would propose to acquire Beneficial Ownership of Common Stock aggregating 4.99% or more of the then outstanding Common Stock and the maximum number and percentage of shares of Common Stock that the Requesting Person proposes to acquire. The Board of Directors shall endeavor to respond to an Exemption Request within forty-five (45) Business Days after receipt of such Exemption Request; provided, that the failure of the Board of Directors to make a determination within such period shall be deemed to constitute the denial by the Board of Directors of the Exemption Request. The Requesting Person shall respond promptly to reasonable and appropriate requests for additional information from the Company or the Board of Directors and its advisors to assist the Board of Directors in making its determination. The Board of Directors shall only grant an exemption in response to an Exemption Request if it receives, at the Board’s request, a report from the Company’s advisors to the effect that the acquisition of Beneficial Ownership of Common Stock by the Requesting Person does not create a significant risk of material adverse tax consequences to the Company or the Board of Directors otherwise determines in its sole discretion that the exemption is in the best interests of the Company. Any exemption granted hereunder may be granted in whole or in part, and may be subject to limitations or conditions (including a requirement that the Requesting Person agree that it will not acquire Beneficial Ownership of shares of Common Stock in excess of the maximum number and percentage of shares approved by the Board of Directors), in each case as and to the extent the Board of Directors shall determine necessary or desirable to provide for the protection of the Company’s NOLs. Any Exemption Request may be submitted on a confidential basis and, except to the extent (x) required by applicable law or regulation, (y) required pursuant to a valid and effective subpoena, order or request issued by a court of competent jurisdiction or by a governmental or regulatory body or authority or (z) provided to regulatory or governmental authorities with jurisdiction over the Company and its affiliates, the Company shall maintain the confidentiality of such Exemption Request and determination

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of the Board of Directors with respect thereto for a period of three years from the date of the Exemption Request, unless the information contained in the Exemption request or the determination of the Board of Directors with respect thereto otherwise becomes publicly available. The Exemption Request shall be considered and evaluated by directors serving on the Board of Directors who are independent of the Company and the Requesting Person and disinterested with respect to the Exemption Request, who shall constitute a committee of the Board of Directors for this purpose, and the action of a majority of such independent and disinterested directors or any committee of the Board of Directors consisting solely of these directors, shall be deemed to be the determination of the Board of Directors for purposes of such Exemption Request. Furthermore, the Board of Directors shall approve within twenty (20) Business Days of receiving an Exemption Request as provided in this Section 5.3 of:
(x) any proposed acquisition that does not cause any aggregate increase in the Beneficial Ownership of Persons with Beneficial Ownership of 4.99% or more of (i) the Common Stock then outstanding or (ii) any class of stock (as defined for purposes of Section 382 of the Code, or “Stock”) (other than Common Stock) then outstanding (a “Five Percent Stockholder”) (as determined after giving effect to the proposed Transfer) over the lowest Beneficial Ownership of Stock by such Five Percent Stockholders (as determined immediately before the proposed acquisition) at any time during the relevant testing period, in all cases for purposes of Section 382 of the Code,
(y) any proposed transfer by the United States Department of the Treasury if such proposed transfer and all prior and anticipated transfers or other transactions effected or expected to be effected during the relevant testing period (including, without limitation, any possible Transfer by an Existing Holder (other than the United States Department of the Treasury) that would effect an “owner shift” (as defined in the Code)) do not result in an aggregate “owner shift” (as defined in the Code) of more than 40 percentage points as determined for purposes of Section 382 of the Code, taking into account both the Regulations thereunder and the provisions of IRS Notice 2010-2, insofar as they are relevant in determining, among other things, whether the Beneficial Ownership of any Beneficial Owner of 4.99% or more of the outstanding shares of Common Stock has increased and
(z) a proposed acquisition by any Existing Holder (other than the United States Department of the Treasury) if such proposed transfer and all prior and anticipated acquisitions or transactions effected or expected to be effected during the relevant testing period does not result in any Existing Holder (other than the United States Department of the Treasury) being the Beneficial Owner of more than 9.9% of the outstanding Common Stock for purposes of Section 382 of the Code.
For the avoidance of doubt, for purposes of clauses (x), (y) and (z) above, all acquisitions shall be taken into account notwithstanding that pursuant to Notice 2008-84 (and any regulations issued pursuant thereto) no testing date may have occurred with respect to such acquisition.
Section 5.4 Issuance of New Rights Certificates. Notwithstanding any of the provisions of this Plan or of the Rights to the contrary, the Company may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by its Board of Directors to reflect any adjustment or change in the number or kind or class of shares of stock purchasable upon exercise of Rights made in accordance with the provisions of this Plan. In addition, in connection with the issuance or sale of shares of Common Stock by the Company following the Separation Time and prior to the Expiration Time pursuant to the terms of securities convertible or redeemable into shares of Common Stock or to options, warrants or other rights (other than any securities issued or issuable in connection with the exercise or exchange of Rights) in each case issued or granted prior to, and outstanding at, the Separation Time, the Company shall issue to the holders of such shares of Common Stock, Rights Certificates representing the appropriate number of Rights in connection with the issuance or sale of such shares of Common Stock; provided, however, in each case, (i) no such Rights Certificate shall be issued, if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or to the Person to whom such Rights Certificates would be issued, (ii) no such Rights Certificates shall be issued if, and to the extent that, appropriate adjustment shall have otherwise been made in lieu of the issuance thereof, and (iii) the Company shall have no obligation to distribute Rights Certificates to any Acquiring Person or Affiliate of an Acquiring Person or any transferee of any of the foregoing.
Section 5.5 Supplements and Amendments. The Company and the Rights Agent may from time to time supplement or amend this Plan without the approval of any holders of Rights in any respect. The Rights Agent will duly execute and deliver any supplement or amendment hereto requested by the Company, provided that any supplement or amendment does not materially adversely affect the rights and obligations of the Rights Agent. The Rights Agent agrees that time is of the essence is executing and delivering any supplement or amendment hereto requested by the Company.
Section 5.6 Fractional Shares. If the Company elects not to issue certificates representing (or register on the stock transfer books of the Company) fractional shares upon exercise, redemption or exchange of Rights, the Company shall, in lieu thereof, in the sole discretion of the Board of Directors, either (a) evidence such fractional shares by depositary receipts issued by the Company, providing that each holder of a depositary receipt shall have all of the rights, privileges and preferences to which such holder would be entitled as a beneficial owner of such fractional share, or (b) pay to the registered holder of such Rights the appropriate fraction of the Market Price per share in cash.
Section 5.7 Holder of Rights Not Deemed a Stockholder. No holder, as such, of any Rights shall be entitled to vote, receive dividends or be deemed for any purpose the holder of shares or any other securities that may at any time be issuable on the exercise of such Rights, nor shall anything contained herein or in any Rights Certificate be construed to confer upon the holder of any Rights, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders, or to receive dividends or subscription rights, or otherwise, until such Rights shall have been exercised or exchanged in accordance with the provisions hereof.

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Section 5.8 Notices. Notices or demands authorized or required by this Plan to be given or made by the Rights Agent or by the holder of any Rights to or on the Company shall be sufficiently given or made if delivered or sent by email, and confirmed by overnight delivery service or first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:
Ally Financial Inc.
200 Renaissance Center
Mail Code 482-B09-B11
Detroit, Michigan 48625
Attention: William B. Solomon, Jr. General Counsel
Facsimile: (313) 656-6124
Email: William.B.Solomon@ally.com
Any notice or demand authorized or required by this Plan to be given or made by the Company or by the holder of any Rights to or on the Rights Agent shall be sufficiently given or made if delivered or sent by email, and confirmed by overnight delivery service or first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:
Computershare Trust Company, N.A.
250 Royall Street
Canton, Massachusetts 02021
Attention: Client Services
Email: cosmo.zagare@computershare.com
Notices or demands authorized or required by this Plan to be given or made by the Company to or on the holder of any Rights shall be sufficiently given or made if delivered or sent by email or first-class mail, postage prepaid, addressed to such holder at the address of such holder as it appears upon the registry books of the Rights Agent or, prior to the Separation Time, on the registry books of the transfer agent for the Common Stock. Notices or demands authorized or required by this Plan to be given or made by the Rights Agent to or on the holder of any Rights shall be sufficiently given or made if delivered or sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as it appears upon the registry books of the Rights Agent or, prior to the Separation Time, on the registry books of the transfer agent for the Common Stock. Any notice that is sent in the manner herein provided shall be deemed given on the date of mailing, whether or not the holder receives the notice, except notice to the Company shall be effective only upon receipt.
Section 5.9 Suspension of Exercisability or Exchangeability. To the extent that the Board of Directors determines that some action will or need be taken pursuant to, or in order to properly give effect to, Section 2.3, Section 3.1 or Section 4.4 to comply with federal or state securities laws or applicable Trading Regulations, the Company may suspend the exercisability or exchangeability of the Rights for a reasonable period sufficient to allow it to take such action or comply with such laws or Trading Regulations. In the event of any such suspension, the Company shall issue as promptly as practicable a public announcement stating that the exercisability or exchangeability of the Rights has been temporarily suspended. Notice thereof pursuant to Section 5.8 shall not be required. Upon such suspension, any rights of action vested in a holder of Rights shall be similarly suspended. Failure to give a notice pursuant to the provisions of this Plan shall not affect the validity of any action taken hereunder.
Section 5.10 Successors. All the covenants and provisions of this Plan by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.
Section 5.11 Benefits of this Plan. Nothing in this Plan shall be construed to give to any Person other than the Company, the Rights Agent and the holders of the Rights any legal or equitable right, remedy or claim under this Plan and this Plan shall be for the sole and exclusive benefit of the Company, the Rights Agent and the holders of the Rights.
Section 5.12 Determination and Actions by the Board of Directors, etc. The Board of Directors shall have the exclusive power and authority to administer this Plan and to exercise all rights and powers specifically granted to the Board of Directors or to the Company, or as may be necessary or advisable in the administration of this Plan, including, without limitation, the right and power to (i) interpret the provisions of this Plan and (ii) make all determinations deemed necessary or advisable for the administration or implementation of this Plan, including the right to determine the Rights to be null and voided pursuant to Section 3.1(b), after taking into account the purpose of this Plan and the Company’s interest maintaining an orderly trading market in the outstanding shares of Common Stock. All such actions, interpretations and determinations done or made by the Board of Directors shall be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights and all other Persons.
Section 5.13 Ranking of Securities. For the avoidance of doubt, each of the Rights, the Common Stock and the Preferred Stock (i) shall rank junior to the Series G Preferred Stock and the Series A Preferred Stock as to dividend rights and rights upon liquidation, winding-up or dissolution and (ii) shall be considered Junior Stock for purposes of the Certificate of Designations of each of the Series A Preferred Stock and the Series G Preferred Stock.
Section 5.14 Descriptive Headings; Section References. Descriptive headings appear herein for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof. Where a reference in this Plan is made to a Section, such reference shall be to a Section of this Plan unless otherwise indicated.

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Section 5.15 GOVERNING LAW; EXCLUSIVE JURISDICTION. (a) THIS PLAN, EACH RIGHT AND EACH RIGHTS CERTIFICATE ISSUED HEREUNDER SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF DELAWARE AND FOR ALL PURPOSES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF SUCH STATE APPLICABLE TO CONTRACTS ENTERED INTO, MADE WITHIN, AND TO BE PERFORMED ENTIRELY WITHIN THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAWS PROVISIONS OR RULES THAT WOULD CAUSE THE APPLICATION OF LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF DELAWARE.
(b) (i) THE COMPANY AND EACH HOLDER OF RIGHTS HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE COURT OF CHANCERY OF THE STATE OF DELAWARE, OR, IF SUCH COURT SHALL LACK SUBJECT MATTER JURISDICTION, THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF DELAWARE OVER ANY SUIT, ACTION, OR PROCEEDING ARISING OUT OF OR RELATING TO OR CONCERNING THIS PLAN. The Company and each holder of Rights acknowledge that the forum designated by this paragraph (b) has a reasonable relation to this Plan, and to such Persons’ relationship with one another. TO THE FULLEST EXTENT PERMITTED BY LAW, THE COMPANY AND EACH HOLDER OF RIGHTS HEREBY WAIVES ANY AND ALL RIGHTS SUCH PARTY MAY HAVE TO A JURY TRIAL WITH RESPECT TO ANY DISPUTE ARISING OUT OF OR RELATING TO OR CONCERNING THIS PLAN.
(ii) The Company and each holder of Rights hereby waive, to the fullest extent permitted by applicable law, any objection which they now or hereafter have to personal jurisdiction or to the laying of venue of any such suit, action or proceeding brought in any court referred to in paragraph (b)(i). The Company and each holder of Rights undertake not to commence any action subject to this Plan in any forum other than the forum described in this paragraph (b). The Company and each holder of Rights agree that, to the fullest extent permitted by applicable law, a final and non-appealable judgment in any such suit, action, or proceeding brought in any such court shall be conclusive and binding upon such Persons.
Section 5.16 Counterparts. This Plan may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. Executed signature pages to this Plan may be delivered by facsimile, email or other electronic means and will be deemed as sufficient as if original signature pages had been delivered.
Section 5.17 Severability. If any term or provision hereof or the application thereof to any circumstance shall, in any jurisdiction and to any extent, be invalid or unenforceable, such term or provision shall be ineffective as to such jurisdiction to the extent of such invalidity or unenforceability without invalidating or rendering unenforceable the remaining terms and provisions hereof or the application of such term or provision to circumstances other than those as to which it is held invalid or unenforceable.
Section 5.18 Withholding Rights. In the event that the Company, the Rights Agent or their agents determine that they are obligated to withhold or deduct any tax or other governmental charge under any applicable law on actual or deemed payments or distributions hereunder to a holder of the Rights, Common Stock or other cash, securities or other property, the Company, the Rights Agent or their agents shall be entitled, but not obligated, to (i) deduct and withhold such amount by withholding a portion or all of the cash, securities or other property otherwise deliverable or by otherwise using any property (including, without limitation, Rights, Preferred Stock, Common Stock or cash) that is owned by such holder, or (ii) in lieu of such withholding, require any holder to make a payment to the Company, the Rights Agent or their agents, in each case in such amounts as they deem necessary to meet their withholding obligations, and in the case of (i) above, shall also be entitled, but not obligated, to sell all or a portion of such withheld securities or other property by public or private sale in such amounts and in such manner as they deem necessary and practicable to pay such taxes and charges.
Section 5.19 Force Majeure. Notwithstanding anything to the contrary contained herein, the Rights Agent shall not be liable for any delays or failures in performance resulting from acts beyond its reasonable control including, without limitation, acts of God, terrorist acts, shortage of supply, breakdowns or malfunctions, interruptions or malfunction of computer facilities, or loss of data due to power failures or mechanical difficulties with information storage or retrieval systems, labor difficulties, war, or civil unrest.
IN WITNESS WHEREOF, the parties hereto have caused this Plan to be duly executed as of the date first above written.

ALLY FINANCIAL INC.

By:	/S/ CATHY L. QUENNEVILLE
Name: Cathy L. Quenneville
Title: Secretary

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COMPUTERSHARE TRUST COMPANY, N.A.

By:	/S/ DENNIS V. MOCCIA
Name: Dennis V. Moccia
Title: Manager, Contract Administration

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EXHIBIT A
[Form of Rights Certificate]

Certificate No. W-	Rights
THE RIGHTS ARE SUBJECT TO REDEMPTION OR MANDATORY EXCHANGE, AT THE OPTION OF THE COMPANY, ON THE TERMS SET FORTH IN THE TAX ASSET PROTECTION PLAN. RIGHTS BENEFICIALLY OWNED BY ACQUIRING PERSONS OR AFFILIATES THEREOF (AS SUCH TERMS ARE DEFINED IN THE PLAN) OR TRANSFEREES OF ANY OF THE FOREGOING WILL BE VOID.
Rights Certificate
ALLY FINANCIAL INC.
This certifies that , or registered assigns, is the registered holder of the number of Rights set forth above, each of which entitles the registered holder thereof, subject to the terms, provisions and conditions of the Tax Asset Protection Plan, dated as of January 10, 2014 (as amended from time to time, the “Plan”), between Ally Financial Inc., a Delaware corporation (the “Company”), and Computershare Trust Company, N.A., a federally chartered trust company, as Rights Agent (the “Rights Agent,” which term shall include any successor Rights Agent under the Plan), to purchase from the Company at any time after the Separation Time (as such term is defined in the Plan) and prior to the close of business on January 10, 2017, one one-hundredth of a fully paid share of Participating Preferred Stock, par value $0.01 per share of the Company (the “Preferred Stock”) (subject to adjustment as provided in the Plan) at the Exercise Price referred to below, upon presentation and surrender of this Rights Certificate with the Form of Election to Exercise duly executed at the principal office of the Rights Agent in [•]. The Exercise Price shall initially be $16,875.00 per Right and shall be subject to adjustment in certain events as provided in the Plan.
In certain circumstances described in the Plan, the Rights evidenced hereby may entitle the registered holder thereof to purchase securities of the Company other than Preferred Stock or assets of the Company, all as provided in the Plan.
This Rights Certificate is subject to all of the terms, provisions and conditions of the Plan, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Plan reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Rights Certificates. Copies of the Plan are on file at the principal office of the Company and are available without cost upon written request.
This Rights Certificate, with or without other Rights Certificates, upon surrender at the office of the Rights Agent designated for such purpose, may be exchanged for another Rights Certificate or Rights Certificates of like tenor evidencing an aggregate number of Rights equal to the aggregate number of Rights evidenced by the Rights Certificate or Rights Certificates surrendered. If this Rights Certificate shall be exercised in part, the registered holder shall be entitled to receive, upon surrender hereof, another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.
Subject to the provisions of the Plan, each Right evidenced by this Certificate may be (a) redeemed by the Company under certain circumstances, at its option, at a redemption price of $0.001 per Right or (b) exchanged by the Company under certain circumstances, at its option, for one share of Common Stock or one one-hundredth of a share of Preferred Stock per Right (or, in certain cases, other securities or assets of the Company), subject in each case to adjustment in certain events as provided in the Plan.
No holder of this Rights Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of any securities which may at any time be issuable on the exercise hereof, nor shall anything contained in the Plan or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Plan), or to receive dividends or subscription rights, or otherwise, until the Rights evidenced by this Rights Certificate shall have been exercised or exchanged as provided in the Plan.
This Rights Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.
WITNESS the facsimile signature of the proper officers of the Company and its corporate seal.
Date:

ATTEST:	ALLY FINANCIAL INC.
By:
Secretary
Countersigned:
COMPUTERSHARE TRUST COMPANY, N.A.
By:
Authorized Signature

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[Form of Reverse Side of Rights Certificate]
FORM OF ASSIGNMENT
(To be executed by the registered holder if such
holder desires to transfer this Rights Certificate.)
FOR VALUE RECEIVED hereby

sells, assigns and transfers unto

(Please print name and address of transferee
this Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint as its Attorney-in-Fact, to transfer the within Rights Certificate on the books of the within-named Company, with full power of substitution.
Dated:

Signature Guaranteed:

Signature

(Signature must correspond to name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever)
Signatures must be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee Medallion program), pursuant to Exchange Act Rule 17Ad-15.

(To be completed if true)
The undersigned hereby represents, for the benefit of all holders of Rights and shares of Common Stock, that the Rights evidenced by this Rights Certificate are not, and, to the knowledge of the undersigned, have never been, Beneficially Owned by an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement).
Signature
NOTICE
In the event the certification set forth above is not completed in connection with a purported assignment, the Company will deem the Beneficial Owner of the Rights evidenced by the enclosed Rights Certificate to be an Acquiring Person or an Affiliate thereof (as defined in the Plan) or a transferee of any of the foregoing and accordingly will deem the Rights evidenced by such Rights Certificate to be void and not transferable or exercisable.

[TO BE ATTACHED TO EACH RIGHTS CERTIFICATE]
FORM OF ELECTION TO EXERCISE
(To be executed if holder desires to
exercise the Rights Certificate.)

TO:	ALLY FINANCIAL INC.
The undersigned hereby irrevocably elects to exercise whole Rights represented by the attached Rights Certificate to purchase the shares of Participating Preferred Stock issuable upon the exercise of such Rights and requests that certificates for such shares be issued in the name of:

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Address:

Social Security or Other Taxpayer Identification Number:

If such number of Rights shall not be all the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance of such Rights shall be registered in the name of and delivered to:

Address:

Social Security or Other Taxpayer Identification Number:

Dated:

Signature Guaranteed:
Signature

(Signature must correspond to name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever)

Signatures must be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee Medallion program), pursuant to Exchange Act Rule 17Ad-15.

(To be completed if true)
The undersigned hereby represents, for the benefit of all holders of Rights and shares of Common Stock, that the Rights evidenced by the attached Rights Certificate are not, and, to the knowledge of the undersigned, have never been, Beneficially Owned by an Acquiring Person or an Affiliate thereof (as defined in the Plan).

Signature

NOTICE
In the event the certification set forth above is not completed in connection with a purported exercise, the Company will deem the Beneficial Owner of the Rights evidenced by the attached Rights Certificate to be an Acquiring Person or an Affiliate thereof (as defined in the Plan) or a transferee of any of the foregoing and accordingly will deem the Rights evidenced by such Rights Certificate to be void and not transferable or exercisable.

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EXHIBIT B
FORM OF CERTIFICATE OF DESIGNATION AND TERMS OF
PARTICIPATING PREFERRED STOCK OF ALLY FINANCIAL INC., SERIES H
Pursuant to Section 151 of the General
Corporation Law of the State of Delaware
I, Cathy L. Quenneville, the Secretary of Ally Financial Inc., a Delaware corporation (the “Corporation”), do hereby certify as follows:
Pursuant to authority granted by ARTICLE IV of the Amended and Restated Certificate of Incorporation of the Corporation (as it may be amended from time to time, and including each certificate of designation and other exhibit adopted with respect thereto, the “Charter”), and in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware, the Board of Directors of the Corporation has adopted the following resolutions fixing the designation and certain terms, powers, preferences and other rights of a new series of the Corporation’s Preferred Stock, par value $0.01 per share, and certain qualifications, limitations and restrictions thereon:
RESOLVED, that there is hereby established a series of Preferred Stock, par value $0.01 per share, of the Corporation, and the designation and certain terms, powers, preferences and other rights of the shares of such series, and certain qualifications, limitations and restrictions thereon, are hereby fixed as follows:
1. The distinctive serial designation of this series shall be “Participating Preferred Stock, Series H” (hereinafter called “this Series”). Each share of this Series shall be identical in all respects with the other shares of this Series except as to the dates from and after which dividends thereon shall be cumulative.
2. The number of shares in this Series shall initially be 15,000, which number may from time to time be increased or decreased (but not below the number then outstanding) by the Board of Directors. Shares of this Series purchased by the Corporation shall be cancelled and shall revert to authorized but unissued shares of Preferred Stock undesignated as to series. Shares of this Series may be issued in fractional shares which are whole number multiples of one-hundredth of a share, which fractional shares shall entitle the holder, in proportion to such holder’s fractional share, to all rights of a holder of a whole share of this Series.
3. The holders of full or fractional shares of this Series shall be entitled to receive, when and as declared by the Board of Directors, but only out of funds legally available therefor, dividends, (A) on each date that dividends or other distributions (other than dividends or distributions payable in Common Stock of the Corporation) are payable on or in respect of Common Stock comprising part of the Reference Package (as defined below), in an amount per whole share of this Series equal to the aggregate amount of dividends or other distributions (other than dividends or distributions payable in Common Stock of the Corporation) that would be payable on such date to a holder of the Reference Package and (B) on the last day of March, June, September and December in each year, in an amount per whole share of this Series equal to the excess (if any) of $4,218.75 over the aggregate dividends paid per whole share of this Series during the three month period ending on such last day. Each such dividend shall be paid to the holders of record of shares of this Series on the date, not exceeding sixty days preceding such dividend or distribution payment date, fixed for the purpose by the Board of Directors in advance of payment of each particular dividend or distribution. Dividends on each full and each fractional share of this Series shall be cumulative from the date such full or fractional share is originally issued; provided that any such full or fractional share originally issued after a dividend record date and on or prior to the dividend payment date to which such record date relates shall not be entitled to receive the dividend payable on such dividend payment date or any amount in respect of the period from such original issuance to such dividend payment date.
The term “Reference Package” shall initially mean 100 shares of common stock, par value $0.01 per share (“Common Stock”), of the Corporation. In the event the Corporation shall at any time after the close of business on the Separation Time (as such term is defined in the Tax Asset Protection Plan, dated as of January 10, 2014, between the Corporation and Computershare Trust Company, N.A.) (A) declare or pay a dividend on any Common Stock payable in Common Stock, (B) subdivide any Common Stock or (C) combine any Common Stock into a smaller number of shares, then and in each such case the Reference Package after such event shall be the Common Stock that a holder of the Reference Package immediately prior to such event would hold thereafter as a result thereof.
Holders of shares of this Series shall not be entitled to any dividends, whether payable in cash, property or stock, in excess of full cumulative dividends, as herein provided on this Series.
So long as any shares of this Series are outstanding, no dividend (other than a dividend in Common Stock or in any other stock ranking junior to this Series as to dividends and upon liquidation) shall be declared or paid or set aside for payment or other distribution declared or made upon the Common Stock or upon any other stock ranking junior to this Series as to dividends or upon liquidation, unless the full cumulative dividends (including the dividend to be paid upon payment of such dividend or other distribution) on all outstanding shares of this Series shall have been, or shall contemporaneously be, paid. When dividends are not paid in full upon this Series and any other stock ranking on a parity as to dividends with this Series, all dividends declared upon shares of this Series and any other stock ranking on a parity as to dividends shall be declared pro rata so that in all cases the amount of dividends declared per share on this Series and such other stock shall bear to each other the same ratio that accumulated dividends per share on the shares of the Series and such other stock bear to each other. Neither the Common Stock nor any other stock of the Corporation ranking junior to or on a parity with this Series as to dividends or upon liquidation shall be redeemed, purchased or otherwise acquired for any consideration (or any moneys be paid to or made available for a sinking fund for the redemption of any shares of any such stock) by the Corporation (except by conversion into or exchange for stock of the Corporation ranking junior to this Series as to dividends and upon liquidation), unless the full cumulative dividends (including the dividend to be paid upon

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payment of such dividend, distribution, redemption, purchase or other acquisition) on all outstanding shares of this Series shall have been, or shall contemporaneously be, paid.
4. In the event of any merger, consolidation, reclassification or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case the shares of this Series shall at the same time be similarly exchanged or changed in an amount per whole share equal to the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, that a holder of the Reference Package would be entitled to receive as a result of such transaction.
5. In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, the holders of full and fractional shares of this Series shall be entitled, before any distribution or payment is made on any date to the holders of the Common Stock or any other stock of the Corporation ranking junior to this Series upon liquidation, to be paid in full an amount per whole share of this Series equal to the greater of (A) $1,000.00 or (B) the aggregate amount distributed or to be distributed in connection with such liquidation, dissolution or winding up to a holder of the Reference Package (such greater amount being hereinafter referred to as the “Liquidation Preference”), together with accrued dividends to such distribution or payment date, whether or not earned or declared. If such payment shall have been made in full to all holders of shares of this Series, the holders of shares of this Series as such shall have no right or claim to any of the remaining assets of the Corporation.
In the event the assets of the Corporation available for distribution to the holders of shares of this Series upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such holders are entitled pursuant to this paragraph 5., no such distribution shall be made on account of any shares of any other class or series of Preferred Stock ranking on a parity with the shares of this Series upon such liquidation, dissolution or winding up unless proportionate distributive amounts shall be paid on account of the shares of this Series, ratably in proportion to the full distributable amounts for which holders of all such parity shares are respectively entitled upon such liquidation, dissolution or winding up.
Upon the liquidation, dissolution or winding up of the Corporation, the holders of shares of this Series then outstanding shall be entitled to be paid out of assets of the Corporation available for distribution to its stockholders all amounts to which such holders are entitled pursuant to this paragraph 5. before any payment shall be made to the holders of Common Stock or any other stock of the Corporation ranking junior upon liquidation to this Series.
For the purposes of this paragraph 5, the consolidation or merger of, or binding statutory share exchange by, the Corporation with any other corporation shall not be deemed to constitute a liquidation, dissolution or winding up of the Corporation.
6. The shares of this Series are not subject to any right of redemption.
7. In addition to any other vote or consent of stockholders required by law or by the Amended and Restated Certificate of Incorporation, as amended, of the Corporation, and except as otherwise required by law, each share (or fraction thereof) of this Series shall, on any matter, vote as a class with any other capital stock comprising part of the Reference Package and shall have the number of votes thereon that a holder of the Reference Package would have.
8. This Series shall rank as to the payment of dividends and distributions and amounts upon liquidation, dissolution and winding-up junior to all other series or shares of Preferred Stock unless otherwise expressly provided in the terms of such series or shares of Preferred Stock and, for the avoidance of doubt, shall be considered “Junior Stock” for purposes of the Certificate of Designations of each of the Corporation’s Fixed Rate / Floating Rate Perpetual Preferred Stock, Series A and the Corporation’s Fixed Rate Cumulative Perpetual Preferred Stock, Series G, which are included as Exhibit A and Exhibit G to the Charter, respectively.
9. In the event that the Corporation or its agents determine that they are obligated to withhold or deduct any tax or other governmental charge under any applicable law on actual or deemed payments or distributions to a holder of the shares of this Series, the Corporation or its agents shall be entitled to (i) deduct and withhold such amount by withholding a portion or all of the cash, securities or other property otherwise deliverable or by otherwise using any property that is owned by such holder, or (ii) in lieu of such withholding, require any holder to make a payment to the Corporation or its agent, in each case in such amounts as they deem necessary to meet their withholding obligations, and in the case of (i) above, shall also be entitled, but not obligated, to sell all or a portion of such withheld securities or other property by public or private sale in such amounts and in such manner as they deem necessary and practicable to pay such taxes and charges.
IN WITNESS WHEREOF, the undersigned have signed and attested this certificate on the th day of .

Attest:

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AMENDMENT NO. 1 TO THE
TAX ASSET PROTECTION PLAN
AMENDMENT NO. 1, EFFECTIVE AS OF FEBRUARY 3, 2015, TO THE TAX ASSET PROTECTION PLAN, dated as of January 10, 2014 (this “Amendment”), by and between Ally Financial Inc., a Delaware corporation (the “Company”) and Computershare Trust Company, N.A., a federally chartered trust company, as Rights Agent (the “Rights Agent,” which term includes any successor Rights Agent thereunder).
WHEREAS, the Company and the Rights Agent are parties to the Tax Asset Protection Plan, dated as of January 10, 2014 (the “Plan”); and
WHEREAS, the Company and the Rights Agent have agreed, upon the terms and conditions specified herein and pursuant to Section 5.5 of the Plan, to amend certain provisions of the Plan as hereinafter set forth.
NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:
Section 1.1Definitions. All capitalized terms used but not defined in this Amendment shall have the meaning assigned to such terms in the Plan.
Section 2.1Amendments to the Plan.
(a) Section 1.1 of the Purchase Agreement is hereby amended by deleting the definition of “Expiration Time” in its entirety and replacing it with the following:
“Expiration Time” shall mean the earliest of (i) the Exchange Time, (ii) the Redemption Time, (iii) January 8, 2017 and (iv) the time at which the Board of Directors receives, at the Board’s request, a report from the Company’s advisors that the NOLs are utilized in all material respects or no longer available in any material respect under Section 382 of the Code or any applicable state law or that an ownership change under Section 382 of the Code would not adversely impact in any material respect the time period in which the Company could use the NOLs, or materially impair the amount of the NOLs that could be used by the Company in any particular time period, for applicable tax purposes.
Section 3.1    Effect on the Plan. Except as expressly amended hereby, the Plan is and shall remain in full force and effect. If and to the extent there are any inconsistencies between the Plan and this Amendment, the terms of this Amendment shall control. This Amendment and the Plan contain the entire understanding between the Company and the Rights Agent with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters. The terms and provisions of Sections 5.10, 5.11, 5.14, 5.15, 5.16 and 5.17 of the Plan are incorporated herein and shall apply mutatis mutandis to this Amendment.
IN WITNESS WHEREOF, the Company and the Rights Agent have executed this Amendment as of the date first written above.

ALLY FINANCIAL INC.

By:	/S/ DONNA M. DICICCO
Name: Donna M. DiCicco
Title: Assistant Secretary

COMPUTERSHARE TRUST COMPANY, N.A.

By:	/S/ DENNIS V. MOCCIA
Name: Dennis V. Moccia
Title: Manager, Contract Administration

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